As filed with the Securities and Exchange Commission on April 26, 2005
Securities Act File No. 333-88849 Investment Company Act File No. 811-09617

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 7 and/or	|X|
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 9	|X|
(Check appropriate box or boxes)

Merrill Lynch Strategy Series, Inc.
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:
(888) 763-2260

Robert C. Doll, Jr. P.O. Box 9011 Princeton, New Jersey 08543-9011 (Name and Address of Agent for Service)

Copies to:
Counsel for the Fund Joel H. Goldberg, Esq. SHEARMAN & STERLING LLP 599 Lexington Avenue New York, New York 10022	Andrew J. Donohue, Esq. FUND ASSET MANAGEMENT, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box):
|X|	immediately upon filing pursuant to paragraph (b)
| |	on (date) pursuant to paragraph (b)
| |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered: Shares of Common Stock, par value $.0001 per share.

Prospectus

April 26, 2005

Merrill Lynch Strategy Series, Inc.

Merrill Lynch Strategy Growth and Income Fund
Merrill Lynch Strategy Long-Term Growth Fund
Merrill Lynch Strategy All-Equity Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents
		PAGE
[ICON]	KEY FACTS

	Merrill Lynch Strategy Funds at a Glance	3
	Risk/Return Bar Charts	10
	Fees and Expenses	16

[ICON]	DETAILS ABOUT THE FUNDS

	How the Funds Invest	22
	Investment Risks	32

[ICON]	YOUR ACCOUNT

	Pricing of Shares	44
	How to Buy, Sell, Transfer and Exchange Shares	52
	Participation in Fee-Based Programs	59
	Electronic Delivery	61

[ICON]	MANAGEMENT OF THE FUNDS

	Fund Asset Management	62
	Financial Highlights	65

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERRILL LYNCH STRATEGY SERIES, INC.

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

Common Stock — securities representing shares of ownership of a corporation.

Fixed-Income Securities — securities, including debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at a specified time.

Market Segment — a grouping of companies with similar characteristics such as market capitalization or geographical location.

Market Capitalization — the number of a company’s outstanding shares multiplied by a share’s current market value. Market capitalization is a measure of a company’s size.

MERRILL LYNCH STRATEGY FUNDS AT A GLANCE

What is each Fund’s objective?

Merrill Lynch Strategy Growth and Income Fund

The Fund’s investment objective is to provide high total return with reduced risk over the long term.

Merrill Lynch Strategy Long-Term Growth Fund

The Fund’s investment objective is to provide long term capital growth.

Merrill Lynch Strategy All-Equity Fund

The Fund’s investment objective is to provide long term capital growth.

What are each Fund’s main investment strategies?

The Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Fund is a “fund of funds” that invests in a mix of underlying mutual funds (“Underlying Funds”) managed or distributed by the Investment Adviser or one of its affiliates. Each Fund starts with a strategic target allocation between investments in equity securities and fixed-income securities. The equity portion is then allocated among Underlying Funds, each of which reflects a specific equity market segment. The fixed-income portion is allocated to a single Underlying Fund that reflects a broad range of dollar-denominated investment grade bonds with maturities greater than one year.

The strategic target allocations for each Fund and the ranges within which each Fund may vary its strategic target allocation are set forth below. A Funds’ assets will rarely be exactly in line with the strategic target allocations. Rather, each Fund’s investment in each asset class fluctuates within a range depending on the Investment Adviser’s perception of the opportunities available among the asset classes and the relative risks associated with these opportunities, consistent with each Fund’s objective.

MERRILL LYNCH STRATEGY SERIES, INC.	3

[ICON] Key Facts

Investment Grade — any of the four highest debt obligation ratings by recognized rating agencies, including Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings.

Strategic Target Allocations

Fund	Target	Range

Merrill Lynch Strategy Growth and Income Fund

Equity	55%	40% - 70%

Fixed-Income and Cash Equivalents*	45%	30% - 60%

Merrill Lynch Strategy Long-Term Growth Fund

Equity	75%	60% - 90%

Fixed-Income and Cash Equivalents*	25%	10% - 40%

Merrill Lynch Strategy All-Equity Fund

Equity	100%	95% - 100%

Fixed-Income and Cash Equivalents*	0%	0% - 5%

*	The Fund intends to maintain cash positions, either directly or through its investment in the Underlying Funds, to the extent such Underlying Funds maintain cash positions.

Each Fund therefore has a range within which it may vary its strategic target allocation. The Investment Adviser will shift the Funds’ relative weightings in equity and fixed-income securities as well as each Fund’s equity investments among Underlying Funds, in light of a Fund’s investment objective and in response to market conditions. This allocation process seeks to add value by overweighting attractive markets and underweighting unattractive markets, while maintaining a diversified portfolio within specific allocation parameters.

The equity portion of each Fund is invested in the Master Large Cap Growth Portfolio, Master Large Cap Value Portfolio, Master S&P 500 Index Series, Master Mid Cap Index Series, Master Small Cap Index Series and Master International Index Series (the “Underlying Equity Funds”). The fixed-income portion of each Fund is invested in the Master Aggregate Bond Index Series.

4	MERRILL LYNCH STRATEGY SERIES, INC.

Derivative Instrument — an instrument, such as an option, future or swap, whose value is based on the performance of an underlying asset.

Standard & Poor’s 500 Index — a market-weighted index composed of common stocks issued by 500 U.S. large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the U.S. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. large-capitalization stocks.

Market-Weighted Index — an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

Large-Capitalization Companies — companies that are included in the Russell 1000® Index or that have market capitalizations in the range of companies included in the S&P 500 (generally at least $4 billion). This definition of large-capitalization companies may be changed in response to changes in the markets.

The table below shows the range (as a percentage of each Fund’s assets) that normally will be invested in each Underlying Fund.

Range of Assets of
Underlying Fund	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

Equity Asset Class

Master Large Cap Growth Portfolio	0% - 10%	0% - 10%	0% - 10%

Master Large Cap Value Portfolio	0% - 10%	0% - 10%	0% - 10%

Master S&P 500 Index Series	35% - 65%	55% - 85%	75% - 100%

Master Mid Cap Index Series	0% - 15%	0% - 15%	0% - 15%

Master Small Cap Index Series	0% - 15%	0% - 15%	0% - 15%

Master International Index Series	0% - 15%	0% - 15%	0% - 15%

Fixed-Income Asset Class

Master Aggregate Bond Index Series	30% - 60%	10% - 40%	0%

Five of the Underlying Funds are “index” funds, which employ a “passive” management approach (“Underlying Index Funds”). They invest in a portfolio of assets whose performance is expected to match approximately the performance of a particular Fund’s index. Each of the Underlying Index Funds will be substantially invested in securities in the applicable index, and will under normal circumstances invest at least 80% of its assets in securities or other financial instruments in, or correlated with, the applicable index. Their investments may include derivative instruments. Each index is related to a particular market segment. The target index for each Underlying Index Fund is:

Underlying Index Fund	Applicable Index

Master S&P 500 Index Series	Standard & Poor’s 500 Index (the “S&P 500”)

Master Mid Cap Index Series	Standard & Poor’s Mid Cap 400 Index (the “S&P 400”)

Master Small Cap Index Series	Russell 2000® Index (the “Russell 2000”)

Master International Index Series	Morgan Stanley Capital International Europe, Asia and Far East Capitalization Weighted Index (the “EAFE Index”)

Master Aggregate Bond Index Series	Lehman Brothers Aggregate Bond Index (the “Aggregate Bond Index”)

MERRILL LYNCH STRATEGY SERIES, INC.	5

[ICON] Key Facts

Russell 1000® Index — an index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Standard & Poor’s Mid Cap 400 Index — a market-weighted index composed of common stocks issued by 400 U.S. mid-capitalization companies in a wide range of businesses. The Standard & Poor’s Mid Cap 400 Index is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

Mid-Capitalization Companies — companies that have market capitalizations in the range of companies included in the Standard & Poor’s Mid Cap 400 Index (generally between $1 billion and $4 billion as of March 31, 2005). This definition of mid-capitalization companies may be changed in response to changes in the markets.

The Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (each an “Underlying Large Cap Fund”) each invests primarily in a diversified portfolio of equity securities of large-capitalization companies located in the United States. Under normal circumstances, each Underlying Large Cap Fund invests at least 80% of its assets in equity securities of large cap companies the Investment Adviser selects from among those that are, at the time of purchase, included in the Russell 1000® Index. The Master Large Cap Growth Portfolio invests primarily in large cap equity securities that its investment adviser believes have good prospects for earnings growth. The Master Large Cap Value Portfolio invests primarily in large cap equity securities that its investment adviser believes are undervalued (that is, worth more than their market price). The investment adviser for these Underlying Large Cap Funds uses quantitative models that employ various factors to look for companies that, in the investment adviser’s opinion, are consistent with the investment strategy of the individual Underlying Large Cap Fund.

The Investment Adviser will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds’ investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Fund’s investment objective. A Fund’s investment in an Underlying Fund may exceed 25% of the Fund’s total assets.

The particular Underlying Funds in which each Fund may invest, the percentage of each Fund’s assets to be invested in each Underlying Fund, the target strategic allocation and allocation ranges between the equity market segment and the fixed-income segment, and the investment policies of each Underlying Fund may be changed from time to time without shareholder approval.

What are the main risks of investing in the Funds?

The Funds cannot guarantee that they will achieve their investment objectives.

As with any fund, the value of each Fund’s investments — and therefore the value of a Fund’s shares — may fluctuate. These changes may occur because a particular stock or bond market in which a Fund invests is rising or falling. In addition, there are specific factors that may affect an Underlying Fund’s performance or the value of particular investments held by an Underlying Fund. The Funds are also subject to the risk that the Investment Adviser’s allocations among Underlying Funds (or the stocks that the Underlying Funds select) or the individual securities that the Investment Adviser selects

6	MERRILL LYNCH STRATEGY SERIES, INC.

Russell 2000® Index — a market-weighted index composed of common stocks of the 1,001st through 3,000th largest U.S. companies in a wide range of businesses, as determined by the Frank Russell Company. As of March 31, 2005, the largest stock in the index had a market capitalization of approximately $1.6 billion and the market capitalization of the median stock in the index was approximately $496 million. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks.

Morgan Stanley Capital International Europe, Asia and Far East Capitalization Weighted Index — composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE Index is based on the market capitalization of each of the countries in the index. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

will underperform relative to the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of a Fund’s investments goes down, you may lose money.

A Fund may invest in the Master Mid Cap Index Series or the Master Small Cap Index Series, which in turn will invest in smaller capitalization companies. The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of larger, more established companies.

Each Fund may also invest in the Master International Index Series, which in turn will invest in foreign securities, including securities denominated in foreign currencies. Investments in foreign securities involve special risks, including the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, foreign securities may be subject to changes in value due to movements in currency exchange rates. Generally, when a foreign currency appreciates (or depreciates) in value against the U.S. dollar, securities denominated in that currency appreciate (or depreciate) in U.S. dollar terms.

A Fund’s investment in the Master Aggregate Bond Index Series is subject to interest rate and credit risk. Interest rate risk is the risk that when interest rates go up, the value of debt instruments generally goes down. In general, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

A Fund’s investment in the Underlying Large Cap Funds is subject to investing style risk. Both the growth and value investing styles may over time go in and out of favor. At times when the investing style used by an Underlying Large Cap Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

A Fund’s investment in the Underlying Index Funds is also subject to the risk that the Underlying Index Fund’s investments may not fully replicate the index or may underperform the securities in the index. Each Underlying Index Fund will attempt to be fully invested at all times, and will not hold a significant portion of its assets in cash. An Underlying Index Fund will generally not attempt to hedge against adverse market movements. Therefore, an Underlying Index Fund (and hence a Fund that invests in that Underlying Index Fund) might go down in value more than other mutual

MERRILL LYNCH STRATEGY SERIES, INC.	7

[ICON] Key Facts

Lehman Brothers Aggregate Bond Index — a market-weighted index consisting of approximately 6,500 U.S. dollar-denominated investment grade bonds with maturities greater than one year, as chosen by Lehman Brothers Holding Inc.

funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while an Underlying Index Fund will attempt to track its target index as closely as possible, it will tend to underperform the index to some degree over time.

In managing the Funds, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds may be higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing each of the Underlying Funds. The directors and officers of the Funds may also be directors and officers of some of the Underlying Funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Funds and the Underlying Funds.

By investing in the Underlying Funds indirectly through one of the Funds, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund. Additionally, one Underlying Fund may buy the same securities that another Underlying Fund sells. If this happens, you would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, you may receive taxable gains from portfolio transactions by the Underlying Funds, as well as taxable gains from transactions in shares of the Underlying Funds by a Fund.

Each Fund is a non-diversified fund, which means that, through its investment in the Underlying Funds, it may invest more of its assets in the securities of a single issuer than if it were a diversified fund. The Underlying Index Funds are also non-diversified funds. Because each Fund may invest in securities of a smaller number of issuers, each Fund is more exposed to developments affecting and the risks associated with an individual issuer, which may have a greater impact on a Fund’s performance.

Who should invest?

Investors should consider their own investment goals, time horizon, and risk tolerance before investing in the Funds. An investment in the Funds may not be appropriate for all investors and is not intended to be a complete investment program.

8	MERRILL LYNCH STRATEGY SERIES, INC.

The Merrill Lynch Strategy Growth and Income Fund may be an appropriate investment for you if you:

•	Are investing with long term goals
•	Want a professionally managed portfolio
•	Are willing to accept the risk that the value of your investment may decline (over the short term and the long term) in order to seek potentially high total return
•	Are looking for a moderate amount of current income

The Merrill Lynch Strategy Long-Term Growth Fund may be an appropriate investment for you if you:

•	Are investing with long term goals
•	Want a professionally managed portfolio
•	Are willing to accept the risk that the value of your investment may decline (over the short term and the long term) in order to seek potentially long term capital growth
•	Are looking for some current income

The Merrill Lynch Strategy All-Equity Fund may be an appropriate investment for you if you:

•	Are investing with long term goals
•	Want a professionally managed portfolio
•	Are willing to accept the risk that the value of your investment may decline (over the short term and the long term) in order to seek potentially long term capital growth
•	Are not looking for a significant amount of current income

MERRILL LYNCH STRATEGY SERIES, INC.	9

[ICON] Key Facts

RISK/RETURN BAR CHARTS

The bar charts and tables shown below provide an indication of the risks of investing in each Fund. The bar charts show changes in the performance for Class B shares of each Fund for each completed calendar year since each Fund’s inception. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. The tables compare the average annual total returns for each class of each Fund’s shares for the periods shown with those of the applicable index, each a broad measure of market performance. How each Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Merrill Lynch Strategy Growth and Income Fund — Class B

During the period shown in the bar chart, the highest return for a quarter was 9.01% (quarter ended June 30, 2003) and the lowest return for a quarter was -8.31% (quarter ended September 30, 2002). The year-to-date return as of March 31, 2005 was -1.71%.

10	MERRILL LYNCH STRATEGY SERIES, INC.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Life of Fund†

Merrill Lynch Strategy
Growth and Income Fund — Class A††
Return Before Taxes*	2.26%	-0.49%

Merrill Lynch Strategy
Growth and Income Fund — Class B
Return Before Taxes*	3.14%	-0.49%
Return After Taxes on Distributions*	2.95%	-1.00%
Return After Taxes on Distributions and Sale of Fund Shares*	2.04%	-0.74%

Merrill Lynch Strategy
Growth and Income Fund — Class C
Return Before Taxes*	6.22%	-0.10%

Merrill Lynch Strategy
Growth and Income Fund — Class I††
Return Before Taxes*	2.66%	-0.26%

Merrill Lynch Strategy
Growth and Income Fund — Class R
Return Before Taxes*#	8.02%	0.62%

S&P 1500 Index**	11.78%	-1.28%	†††

Lehman Brothers Aggregate Bond Index***	4.34%	7.78%	††††

*	Includes all applicable fees and sales charges.
**	This unmanaged broad-based index is comprised of common stocks, representing 87% of the total U.S. Equity Market capitalization. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
***	This unmanaged marked-weighted index is comprised of U.S. Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association and Investment-grade (rated BBB or better) corporate bonds. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Fund inception date is June 2, 2000.
††	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
†††	Since June 30, 2000.
††††	Since June 2, 2000.
#	Class inception date is October 10, 2003. The returns for Class R shares prior to October 10, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Class I shares, which commenced operations on June 2, 2000. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R shares.

MERRILL LYNCH STRATEGY SERIES, INC.	11

[ICON] Key Facts

Merrill Lynch Strategy Long-Term Growth Fund — Class B

During the period shown in the bar chart, the highest return for a quarter was 12.42% (quarter ended June 30, 2003) and the lowest return for a quarter was -13.29% (quarter ended September 30, 2002). The year-to-date return as of March 31, 2005 was -2.09%.

12	MERRILL LYNCH STRATEGY SERIES, INC.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Life of Fund†

Merrill Lynch Strategy
Long Term Growth Fund — Class A††
Return Before Taxes*	4.15%	-2.22%

Merrill Lynch Strategy
Long Term Growth Fund — Class B
Return Before Taxes*	5.19%	-2.24%
Return After Taxes on Distributions*	5.07%	-2.32%
Return After Taxes on Distributions and Sale of Fund Shares	3.37%	-1.94%

Merrill Lynch Strategy
Long Term Growth Fund — Class C
Return Before Taxes*	8.09%	-1.83%

Merrill Lynch Strategy
Long Term Growth Fund — Class I††
Return Before Taxes*	4.40%	-1.99%

Merrill Lynch Strategy
Long Term Growth Fund — Class R
Return Before Taxes*#	10.19%	-1.05%

S&P 1500 Index**	11.78%	-1.28	%†††

Lehman Brothers Aggregate Bond Index***	4.34%	7.78	%††††

*	Includes all applicable fees and sales charges.
**	This unmanaged broad-based index is comprised of common stocks, representing 87% of the total U.S. Equity Market capitalization. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
***	This unmanaged marked-weighted index is comprised of U.S. Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association and Investment-grade (rated BBB or better) corporate bonds. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Fund inception date is June 2, 2000.
††	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
†††	Since June 30, 2000.
††††	Since June 2, 2000.
#	Class inception date is October 10, 2003. The returns for Class R shares prior to October 10, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Class I shares, which commenced operations on June 2, 2000. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to class R shares.

MERRILL LYNCH STRATEGY SERIES, INC.	13

[ICON] Key Facts

Merrill Lynch Strategy All-Equity Fund — Class B

During the period shown in the bar chart, the highest return for a quarter was 16.13% (quarter ended June 30, 2003) and the lowest return for a quarter was -18.39% (quarter ended September 30, 2002). The year-to-date return as of March 31, 2005 was -2.53%.

14	MERRILL LYNCH STRATEGY SERIES, INC.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Life of Fund†

Merrill Lynch Strategy All Equity Fund — Class A††
Return Before Taxes*	5.07%	-4.36%

Merrill Lynch Strategy All Equity Fund — Class B
Return Before Taxes*	6.07%	-4.38%
Return After Taxes on Distributions*	6.07%	-4.38%
Return After Taxes on Distributions and Sale of Fund Shares	3.94%	-3.68%

Merrill Lynch Strategy All Equity Fund — Class C
Return Before Taxes*	8.93%	-3.99%

Merrill Lynch Strategy All Equity Fund — Class I††
Return Before Taxes*	5.33%	-4.12%

Merrill Lynch Strategy All Equity Fund — Class R
Return Before Taxes*#	10.96%	-3.22%

S&P 500 Index**	10.88%	-2.73%	†††

*	Includes all applicable fees and sales charges.
**	The S&P 500® is the Standard & Poor’s 500 Index, a widely recognized, unmanaged index of common stock prices. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Fund inception date is June 2, 2000.
††	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated as Class A.
†††	Since June 2, 2000.
#	Class inception date is October 10, 2003. The returns for Class R shares prior to October 10, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Class I shares, which commenced operations on June 2, 2000. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R shares.

MERRILL LYNCH STRATEGY SERIES, INC.	15

[ICON] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Management Fee — a fee paid to the Investment Adviser for managing a Fund.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial advisers, securities dealers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

Administration Fee — a fee paid to the Administrator for providing administration services to a Fund.

FEES AND EXPENSES

Each Fund offers five different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial adviser or other financial intermediary can help you with this decision.

The following tables show the different fees and expenses that you may pay if you buy and hold the different classes of shares of each Fund. Future expenses may be greater or less than those indicated below.

Merrill Lynch Strategy Growth and Income Fund

Shareholder Fees (fees paid directly from your investment)(a):	Class A		Class B(b)		Class C		Class I		Class R

Maximum Sales Charge (Load)
imposed on purchases (as a
percentage of offering price)	5.25	%(c)	None		None		5.25	%(c)	None

Maximum Deferred Sales Charge
(Load) (as a percentage of original
purchase price or redemption
proceeds, whichever is lower)	None	(d)	4.00	%(c)	1.00	%(c)	None	(d)	None

Maximum Sales Charge (Load)
imposed on Dividend Reinvestments	None		None		None		None		None

Redemption Fee	None		None		None		None		None

Exchange Fee	None		None		None		None		None

Annual Fund Operating Expenses
(Expenses that are deducted from
Fund assets):

Management Fee	0.15%		0.15%		0.15%		0.15%		0.15%

Distribution and/or Service
(12b-1) Fees(e)	0.25%		1.00%		1.00%		None		0.50%

Other Expenses (including transfer
agency fees)(f)	0.70%		0.73%		0.71%		0.71%		0.71%

Underlying Fund Expenses(g)	0.05%		0.05%		0.05%		0.05%		0.05%

Administration Fees	0.35%		0.35%		0.35%		0.35%		0.35%

Total Operating Expenses	1.50%		2.28%		2.26%		1.26%		1.76%

(footnotes follow on page 18)

16	MERRILL LYNCH STRATEGY SERIES, INC.

Merrill Lynch Strategy Long-Term Growth Fund

Shareholder Fees (fees paid directly from your investment)(a):	Class A		Class B(b)		Class C		Class I		Class R

Maximum Sales Charge (Load)
imposed on purchases (as a
percentage of offering price)	5.25	%(c)	None		None		5.25	%(c)	None

Maximum Deferred Sales Charge
(Load) (as a percentage of original
purchase price or redemption
proceeds, whichever is lower)	None	(d)	4.00	%(c)	1.00	%(c)	None	(d)	None

Maximum Sales Charge (Load)
imposed on Dividend Reinvestments	None		None		None		None		None

Redemption Fee	None		None		None		None		None

Exchange Fee	None		None		None		None		None

Annual Fund Operating Expenses
(Expenses that are deducted from
Fund assets):

Management Fee	0.15%		0.15%		0.15%		0.15%		0.15%

Distribution and/or Service
(12b-1) Fees(e)	0.25%		1.00%		1.00%		None		0.50	%(h)

Other Expenses (including transfer
agency fees)(f)	0.45%		0.47%		0.47%		0.45%		0.45%

Underlying Fund Expenses(g)	0.05%		0.05%		0.05%		0.05%		0.05%

Administration Fees	0.35%		0.35%		0.35%		0.35%		0.35%

Total Operating Expenses	1.25%		2.02%		2.02%		1.00%		1.50	%(h)

Merrill Lynch Strategy All-Equity Fund

Shareholder Fees (fees paid directly from your investment)(a):	Class A		Class B(b)		Class C		Class I		Class R

Maximum Sales Charge (Load)
imposed on purchases (as a
percentage of offering price)	5.25	%(c)	None		None		5.25	%(c)	None

Maximum Deferred Sales Charge
(Load) (as a percentage of original
purchase price or redemption
proceeds, whichever is lower)	None	(d)	4.00	%(c)	1.00	%(c)	None	(d)	None

Maximum Sales Charge (Load)
imposed on Dividend Reinvestments	None		None		None		None		None

Redemption Fee	None		None		None		None		None

Exchange Fee	None		None		None		None		None

Annual Fund Operating Expenses
(Expenses that are deducted from
Fund assets):

Management Fee	0.15%		0.15%		0.15%		0.15%		0.15%

Distribution and/or Service
(12b-1) Fees(e)	0.25%		1.00%		1.00%		None		0.50	%(h)

Other Expenses (including transfer
agency fees)(f)	0.63%		0.65%		0.65%		0.64%		0.66%

Underlying Fund Expenses(g)	0.04%		0.04%		0.04%		0.04%		0.04%

Administration Fees	0.35%		0.35%		0.35%		0.35%		0.35%

Total Operating Expenses	1.42%		2.19%		2.19%		1.18%		1.70	%(h)

(footnotes on following page)

MERRILL LYNCH STRATEGY SERIES, INC.	17

[ICON] Key Facts
(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. See “Your Account — How To Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class A shares approximately eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account — Pricing of Shares.”
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other materials. If you hold Class B, Class C or Class R shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(f)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Funds. Each Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Funds and the Funds reimburse the Investment Adviser or its affiliates for such services.
(g)	“Underlying Fund Expenses” for each Fund are based upon assets of each Fund that are invested in each Underlying Fund and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund Expenses incurred by each Fund may vary with changes in the allocation of each Fund’s assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.
(h)	The All-Equity Fund did not pay a portion of its Class R distribution fees during the Fiscal Year Ended December 31, 2004 due to regulatory fee limits. The Long-Term Growth Fund did not pay any of its Class R distribution fees during the Fiscal Year Ended December 31, 2004 due to regulatory fee limits. The All-Equity Fund’s and the Long-Term Growth Fund’s Total Operating Expenses have been restated to reflect the entire distribution fee.

18	MERRILL LYNCH STRATEGY SERIES, INC.

Examples:

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that a Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

CLASS A SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 670	$ 646	$ 662

Three Year	$ 974	$ 901	$ 951

Five Years	$1,300	$1,175	$1,261

Ten Years	$2,222	$1,957	$2,138

CLASS B SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 631	$ 605	$ 622

Three Year	$1,012	$ 934	$ 985

Five Years	$1,420	$1,288	$1,375

Ten Years*	$2,420	$2,150	$2,329

*	Assumes conversion to Class A shares approximately eight years after purchase. See note (b) to the expense table.

CLASS C SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 329	$ 305	$ 322

Three Year	$ 706	$ 634	$ 685

Five Years	$1,210	$1,088	$1,175

Ten Years	$2,595	$2,348	$2,524

MERRILL LYNCH STRATEGY SERIES, INC.	19

[ICON] Key Facts

CLASS I SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 647	$ 622	$ 639

Three Year	$ 904	$ 827	$ 880

Five Years	$1,180	$1,048	$1,140

Ten Years	$1,968	$1,685	$1,882

CLASS R SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 179	$ 153	$ 173

Three Year	$ 554	$ 474	$ 536

Five Years	$ 954	$ 818	$ 923

Ten Years	$2,073	$1,791	$2,009

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

CLASS A SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 670	$ 646	$ 662

Three Year	$ 974	$ 901	$ 951

Five Years	$1,300	$1,175	$1,261

Ten Years	$2,222	$1,957	$2,138

CLASS B SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 231	$ 205	$ 222

Three Year	$ 712	$ 634	$ 685

Five Years	$1,220	$1,088	$1,175

Ten Years*	$2,420	$2,150	$2,329

*	Assumes conversion to Class A shares approximately eight years after purchase. See note (b) to the expense table.

20	MERRILL LYNCH STRATEGY SERIES, INC.

CLASS C SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 229	$ 205	$ 222

Three Year	$ 706	$ 634	$ 685

Five Years	$1,210	$1,088	$1,175

Ten Years	$2,595	$2,348	$2,524

CLASS I SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 647	$ 622	$ 639

Three Year	$ 904	$ 827	$ 880

Five Years	$1,180	$1,048	$1,140

Ten Years	$1,968	$1,685	$1,882

CLASS R SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 179	$ 153	$ 173

Three Year	$ 554	$ 474	$ 536

Five Years	$ 954	$ 818	$ 923

Ten Years	$2,073	$1,791	$2,009

MERRILL LYNCH STRATEGY SERIES, INC.	21

Details About the Funds [ICON]

HOW THE FUNDS INVEST

General Investment Management Approach

Fund Asset Management, L.P. serves as Investment Adviser to the three asset allocation Merrill Lynch Strategy Funds. The Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers. As described above, each Fund seeks to achieve its objective by investing in a combination of Underlying Funds managed or distributed by the Investment Adviser or one of its affiliates, some that invest primarily in equity securities and another in fixed-income securities. In addition to investing in these Underlying Funds, the Investment Adviser may, for each Fund, invest in individual securities, short-term money market instruments and other financial instruments, such as derivative instruments, including futures. The Investment Adviser may use derivatives to seek to reduce the effect of currency fluctuations on securities held by the Underlying Funds that are denominated in currencies other than the U.S. dollar and to seek to gain exposure to certain markets or groups of securities that would otherwise be unavailable if the Funds were limited to investing in the Underlying Funds.

An investor may choose to invest in one or more of the Funds based on individual investment goals, risk tolerance and financial circumstances.

Each Fund’s investment objective is fundamental and may not be changed without shareholder approval. Each Fund’s policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information are non-fundamental and may be changed without shareholder approval.

Outlined below are the main strategies the Funds use in seeking to achieve their investment objectives:

The Investment Adviser’s Asset Allocation Investment Philosophy and Process

Each Fund has a strategic target allocation between equity and fixed-income securities and a range within which it can vary these allocations. Each Fund also has a baseline range for allocation of its assets among the Underlying Funds. The Investment Adviser will adjust the equity and fixed-income allocations and the Underlying Funds allocations within these ranges based on its evaluation of the relative attractiveness of various asset classes in light of a Fund’s investment objective and prevailing economic conditions. The allocation process seeks to add value by overweighting attractive markets and underweighting unattractive markets while maintaining a diversified portfolio within specific allocation parameters. When deviating from the

22	MERRILL LYNCH STRATEGY SERIES, INC.

ABOUT THE PORTFOLIO MANAGER

Philip Green is a Vice President and the Portfolio Manager of the Funds.

ABOUT THE INVESTMENT ADVISER

Fund Asset Management, L.P. is the Investment Adviser.

strategic target allocation and the percentage of assets of a Fund that is allocated to each Underlying Fund, the Investment Adviser seeks to balance the amount any asset class can be overweighted against the amount of added risk due to the deviation. Finally, the Investment Adviser may seek to further adjust a Fund’s allocation by investing in individual securities, short-term money market instruments (cash-equivalents) and other financial instruments such as derivative instruments in order to gain exposure to certain additional markets or groups of securities and to hedge currency risk. The Merrill Lynch Strategy All-Equity Fund has a strategic target allocation of 95%-100% equity securities. Thus, under normal conditions, the Merrill Lynch Strategy All-Equity Fund will not vary its strategic allocation significantly, although the Investment Adviser may vary the relative weighting of the Underlying Funds in its portfolio.

The strategic target allocations for each Fund and the ranges within which each Fund may vary its strategic target allocation appear on page 4. The Merrill Lynch Strategy All-Equity Fund will not materially change its strategic target allocation without providing shareholders with at least 60 days’prior written notice of such change.

The range (as a percentage of each Fund’s assets) that normally will be invested in each Underlying Fund appears on page 5.

A Fund’s investment in any individual Underlying Fund may, and in some cases is expected to, exceed 25% of the Fund’s total assets.

The particular Underlying Funds in which each Fund may invest, the percentage of each Fund’s assets to be invested in each Underlying Fund, the target strategic allocation and allocation ranges between the equity market segment and the fixed-income segment and the investment policies of each Underlying Fund may be changed from time to time without shareholder approval.

Other Strategies. In addition to the main strategies discussed above, the Funds may use certain other investment strategies:

Each Fund will normally invest almost all of its assets as described herein. Each Fund may, however, invest directly in individual securities and other financial instruments, including short-term instruments, such as money market securities and repurchase agreements for asset allocation or other purposes. It is expected that each Fund may from time to time invest directly in currency contracts for hedging purposes. The Funds may also invest in short-term instruments or fixed-income securities or buy or sell futures when

MERRILL LYNCH STRATEGY SERIES, INC.	23

[ICON] Details About the Funds

a Fund believes it is advisable to do so for temporary defensive purposes. Short-term investments and temporary defensive positions may limit the potential for growth in the value of your shares and/or may reduce the level of current income.

A Fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets between the equity asset class and fixed-income asset class within the percentage ranges described above.

The Funds may also lend their portfolio securities and may invest uninvested cash balances in affiliated money market funds.

Description of the Underlying Funds

The following is a concise description of the investment objectives and strategies for each of the Underlying Funds that are available for investment by the Funds as of the date of this Prospectus. A Fund may invest in other Underlying Funds not listed below at the discretion of the Investment Adviser without shareholder approval. No offer is made in this Prospectus of any of the Underlying Funds. Additional information regarding the investment practices of each Underlying Fund is provided in the Statement of Additional Information.

24	MERRILL LYNCH STRATEGY SERIES, INC.

Underlying Fund	Investment Objective

Equity Asset Class

Master Large Cap Growth Portfolio	to provide long term capital growth

Master Large Cap Value Portfolio	to provide long term capital growth

Master S&P 500 Index Series	to match the performance of the S&P 500 as closely as possible before the deduction of fund expenses

Master Mid Cap Index Series	to match the performance of the S&P 400 as closely as possible before the deduction of fund expenses

Master Small Cap Index Series	to match the performance of the Russell 2000 as closely as possible before the deduction of fund expenses

Master International Index Series	to match the performance of the EAFE Index in U.S. dollars with net dividends as closely as possible before the deduction of fund expenses

Fixed-Income Asset Class

Master Aggregate Bond Index Series	to match the performance of the Aggregate Bond Index as closely as possible before the deduction of fund expenses

Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio

Outlined below are the main strategies each Underlying Large Cap Fund may use in seeking to achieve its objective.

Each of Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large capitalization companies located in the United States. Each Underlying Large Cap Fund normally invests at least 80% of its assets in equity securities of large capitalization companies its investment adviser selects from among those that are, at the time of purchase, included in the Russell 1000® Index. The investment adviser uses a different multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of each Underlying Large Cap Fund.

MERRILL LYNCH STRATEGY SERIES, INC.	25

[ICON] Details About the Funds

Russell 1000® Growth Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with greater than average growth orientation.

Russell 1000® Value Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price to book ratios and lower forecasted growth value.

Each Underlying Large Cap Fund will seek to outperform its benchmark:

•	The Master Large Cap Growth Portfolio — will seek to outperform the Russell 1000 ® Growth Index by investing in equity securities that its investment adviser believes have above average earnings prospects. The Russell 1000 ® Growth Index (which consists of those Russell 1000 ® securities with a greater than average growth orientation) is a subset of the Russell 1000 ® Index.
•	The Master Large Cap Value Portfolio — will seek to outperform the Russell 1000 ® Value Index by investing in equity securities that its investment adviser believes are selling at below normal valuations. The Russell 1000 ® Value Index, another subset of the Russell 1000 ® Index, consists of those Russell 1000 ® companies with lower price-to-book ratios and lower forecasted growth values.

Although the Master Large Cap Growth Portfolio emphasizes growth-oriented investments and the Master Large Cap Value Portfolio emphasizes value-oriented investments, there are equity investment strategies common to both Underlying Large Cap Funds. In selecting securities for a fund’s portfolio, the investment adviser uses a different proprietary quantitative model for each Underlying Large Cap Fund. Each model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. For each Underlying Large Cap Fund, the investment adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company’s pricing structure. A company’s stock price relative to its earnings and book value is also examined — if the investment adviser believes that a company is overvalued, it will not be considered as an investment for either Underlying Large Cap Fund. After the initial screening is done, the investment adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the investment adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because these Underlying Large Cap Funds generally will not hold all the stocks in the applicable index, and because their investments may be allocated in amounts that vary from the proportional weightings of the various stocks in the index, they are not “index” funds. In seeking to

26	MERRILL LYNCH STRATEGY SERIES, INC.

outperform the relevant benchmark, however, their investment adviser reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

•	Relative price to earnings and price to book ratios
•	Stability and quality of earnings momentum and growth
•	Weighted median market capitalization of the Underlying Large Cap Fund’s portfolio
•	Allocation among the economic sectors of the Underlying Large Cap Fund’s portfolio as compared to the applicable index
•	Weighted individual stocks within the applicable index

Other Strategies. In addition to the main strategies discussed above, each Underlying Large Cap Fund may use certain other investment strategies.

Each Underlying Large Cap Fund also may invest up to 10% of its total assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts, or “ADRs.” Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered “foreign securities” for the purpose of investment allocations. Each Underlying Large Cap Fund has indicated that it anticipates that it would generally limit its foreign securities investments to ADRs of issuers in developed countries. Each Underlying Large Cap Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

Each Underlying Large Cap Fund may invest in investment grade convertible securities, preferred stocks, illiquid securities and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which an Underlying Large Cap Fund may invest.

As a temporary measure for defensive purposes, each Underlying Large Cap Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of

MERRILL LYNCH STRATEGY SERIES, INC.	27

[ICON] Details About the Funds

corporate issuers and certificates of deposit and banker’s acceptances. These investments may affect an Underlying Large Cap Fund’s ability to meet its investment objective.

Underlying Index Funds

Outlined below are the main strategies the Underlying Index Funds use in seeking to achieve their investment objectives:

The Underlying Index Funds will not attempt to buy or sell securities based on management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of fund expenses. An Underlying Index Fund will buy or sell securities only when management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that an Underlying Index Fund’s portfolio turnover and trading costs will be lower than that of an “actively” managed fund. However, the Underlying Index Funds have operating and other expenses, while an index does not. Therefore, each Underlying Index Fund will tend to underperform its target index to some degree over time.

Each Underlying Index Fund will be substantially invested in securities in the applicable index, and under normal circumstances will invest at least 80% of its assets in securities or other financial instruments that are contained in or correlated with securities in the applicable index. An Underlying Index Fund may change its target index if management believes a different index would better enable the fund to match the performance of the market segment represented by the current index and, accordingly, the investment objective of an Underlying Index Fund may be changed without shareholder approval.

Master S&P 500 Index Series and Master Mid Cap Index Series

These Underlying Index Funds may invest in all of the stocks in the target index in roughly the same proportions as their weightings in the index. For example, if 2% of the target index is made up of the stock of a particular company, the fund will normally invest approximately 2% of its assets in that company. This strategy is known as “full replication.” However, when believed to be cost efficient, the Underlying Index Fund may deviate from full replication and instead invest in a statistically selected sample of the stocks in the target index, which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the index as

28	MERRILL LYNCH STRATEGY SERIES, INC.

a whole, but which involves less transaction costs than would be incurred through full replication. The Underlying Index Fund may also purchase stocks not included in the target index when its investment adviser believes that it would be a cost efficient way of approximating the index’s performance to do so. If the investment adviser uses these techniques, the fund may not track the index as closely as it would if it were fully replicating the index.

Master Small Cap Index Series

This Underlying Index Fund will not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. Instead, it may invest in a sample of the stocks included in the Russell 2000 based on its investment adviser’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with fewer transaction costs than would be incurred through full replication. The investment adviser will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole.

The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index.

International Index Series

This Underlying Index Fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Underlying Index Fund will not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as the EAFE Index. Instead, the Underlying Index Fund may invest in a sample of equity securities included in the EAFE Index and in derivative instruments correlated with countries within the EAFE Index based on the investment adviser’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with fewer transaction costs than would be incurred through full replication.

MERRILL LYNCH STRATEGY SERIES, INC.	29

[ICON] Details About the Funds

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

Duration — a measure of how much the price of a bond would change compared to a change in market interest rates.

Mortgage-backed Securities — securities that give their holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Master Aggregate Bond Index Fund

This Underlying Index Fund will not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. Instead, it may invest in a statistically selected sample of bonds included in the Aggregate Bond Index, or in a statistically selected sample of bonds not included in the index but correlated with bonds that are in the index, and in derivative instruments correlated to the Aggregate Bond Index. It may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index as a whole. This may result in different levels of interest rate, credit or other risks from the levels of risks on the securities included in the Aggregate Bond Index. The Master Aggregate Bond Index Series may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index, and, accordingly, the Master Aggregate Bond Index Series may have a higher portfolio turnover rate than the other Underlying Index Funds.

Because the Aggregate Bond Index is composed of investment grade bonds, the Master Aggregate Bond Index Series will invest in corporate bonds rated investment grade (rated at least Baa3 by Moody’s Investors Services, Inc. or BBB- by S&P), at the time of purchase, or, if unrated, of comparable quality. The Master Aggregate Bond Index Series may continue to hold a security that is downgraded below investment grade.

The Master Aggregate Bond Index Series usually will invest a substantial portion of its assets in mortgage-backed securities. Most mortgage-backed securities are issued by Federal government agencies, such as the Governmental National Mortgage Association (Ginnie Mae), or by government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Principal and interest payments on mortgage-backed securities issued by the Federal government agencies are guaranteed by either the Federal government or the government agency. Securities issued by certain government agencies and by government sponsored enterprises, however, are not guaranteed by the Federal government or backed by the full faith and credit of the United States. Such securities have very little credit risk. Mortgage-backed securities that are issued by private corporations rather than Federal agencies have credit risk as well as prepayment risk and extension risk.

30	MERRILL LYNCH STRATEGY SERIES, INC.

Short sale — a transaction in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

Other Strategies. In addition to the main strategies described above, the Underlying Index Funds may also use certain other investment strategies:

Each Underlying Index Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of, or correlated with, its target index, or in the case of the EAFE Index, correlated with countries within its target index. Derivatives allow each Underlying Index Fund to increase or decrease its exposure to the target index quickly and at less cost than buying or selling stocks. Each Underlying Index Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, each Underlying Index Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

Each Underlying Index Fund may invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. To the extent an Underlying Index Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index. The Underlying Index Funds will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen their exposure to common stocks or bonds as a defensive strategy, but will instead attempt to remain fully invested at all times. Each Underlying Index Fund may also invest in illiquid securities and repurchase agreements, may engage in securities lending, and may invest cash balances in affiliated money market funds.

The Master Aggregate Bond Index Series may also purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. This is when the fund buys or sells securities with payment and delivery taking place in the future so that it can lock in a favorable yield and price at the time of entering into the transaction. It may also enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the sale of one security and purchase of a similar security, a fund does not receive principal and interest on the securities sold. The Master Aggregate Bond Index Series may also

MERRILL LYNCH STRATEGY SERIES, INC.	31

[ICON] Details About the Funds

enter into standby commitment agreements in which it is committed, for a stated period of time, to buy a stated amount of a fixed-income security which may be issued and sold to the fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the fund is paid a commitment fee whether the security is issued or not.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in a Fund. As with any fund, there can be no guarantee that a Fund will meet its objectives, or that a Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Funds:

Risks that Apply to Both the Underlying Funds and the Funds

These risks apply to each Fund and to some or all of the Underlying Funds in which the Funds invest as of the date of this Prospectus. Therefore in the section below, the term “Fund” refers to both the Merrill Lynch Strategy Funds and the Underlying Funds (as applicable).

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund or an Underlying Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk for the Funds is the risk that the securities (including the Underlying Funds) that Fund management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Non-Diversification Risk — Each Fund is a non-diversified fund, which means that, through its investment in the Underlying Funds, it may invest more of its assets in securities of a single issuer than may a diversified fund. The Underlying Index Funds are also non-diversified funds. Because each Fund may invest in securities of a smaller number of issuers, each Fund is more exposed to developments affecting and the risks associated with individual issuers than a fund that invests more widely, which may have a greater impact on a Fund’s performance.

32	MERRILL LYNCH STRATEGY SERIES, INC.

Risks of Investing in a Mix of Underlying Funds

In managing the Funds, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds may be higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing each of the Underlying Funds. The directors and officers of the Funds may also be directors and officers of some of the Underlying Funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Funds and the Underlying Funds.

By investing in the Underlying Funds indirectly through one of the Funds, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund. Additionally, one Underlying Fund may buy the same securities that another Underlying Fund sells. If this happens, you would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, you may receive taxable gains from portfolio transactions by the Underlying Funds, as well as taxable gains from transactions in shares of the Underlying Funds by a Fund.

Underlying Index Funds

Index Risk — A Fund’s investment in an Underlying Index Fund is also subject to the risk that the Underlying Index Fund’s investments may not fully replicate the index or may underperform the securities in the index. Each Underlying Index Fund will attempt to be fully invested at all times, and will not hold a significant portion of its assets in cash. An Underlying Index Fund generally will not attempt to hedge against adverse market movements. Therefore, an Underlying Index Fund (and hence a Fund that invests in that Underlying Index Fund) might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while an Underlying Index Fund will attempt to track its target index as closely as possible, it will tend to underperform the index to some degree over time.

Master Small Cap Index Series and Master Mid Cap Index Series

Small and Emerging Growth Securities Risk — Small and emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than

MERRILL LYNCH STRATEGY SERIES, INC.	33

[ICON] Details About the Funds

larger, more established companies. If a product fails or there are other adverse developments, or if management changes, the Underlying Fund’s investment in a small or emerging growth company may lose substantial value.

Small or emerging growth companies’ securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small or emerging growth securities requires a long term view.

Mid Cap Securities — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Master International Index Series

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. In addition, such investments may involve risks not present in U.S. investments that can increase the chances that a Fund or Underlying Fund will lose money. In particular, a Fund or Underlying Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges or in foreign markets, and a smaller number of shares traded each day, it may be more difficult for a Fund or Underlying Fund to buy and sell securities on those exchanges or in those markets. Also, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices, impair an Underlying Fund’s

34	MERRILL LYNCH STRATEGY SERIES, INC.

ability to purchase or sell foreign securities or transfer the Underlying Fund’s assets or income back into the United States, or otherwise adversely affect the Underlying Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk — Securities in which an Underlying Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates affect the value of the Underlying Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for management of the Underlying Fund’s to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Underlying Funds generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit an Underlying

MERRILL LYNCH STRATEGY SERIES, INC.	35

[ICON] Details About the Funds

Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for the Underlying Fund as compared to funds that invest only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for an Underlying Fund to carry out transactions. If an Underlying Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If an Underlying Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Underlying Fund could be liable to that party for any losses incurred.

Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio

Investing Style Risk — Master Large Cap Growth Portfolio follows an investing style that favors growth companies and Master Large Cap Value Portfolio follows an investing style that favors value companies. Historically, growth investments have performed best during the later stages of economic expansion and value investments have performed best during periods of economic recovery. Therefore, both the growth and value investing styles may over time go in and out of favor. At times when the investing style used by either Portfolio is out of favor, that Portfolio may underperform other equity funds that use different investing styles.

Master Aggregate Bond Index Series

Interest Rate Risk — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of

36	MERRILL LYNCH STRATEGY SERIES, INC.

shorter term securities. If interest rates rise sharply or otherwise change in a manner not anticipated by Fund management, the Master Aggregate Bond Index Series, and therefore a Fund, may lose money.

Credit Risk — Credit risk is the risk that the issuer of a security owned by the Master Aggregate Bond Index Series will be unable to pay interest or principal when due. Changes in an issuer’s credit rating or in the market’s perception of an issuer’s creditworthiness can affect the value of the Master Aggregate Bond Index Series’ investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Mortgage-Backed Securities — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Master Aggregate Bond Index Series may have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Most mortgage-backed securities are issued by Federal government agencies such as Ginnie Mae, or government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the

MERRILL LYNCH STRATEGY SERIES, INC.	37

[ICON] Details About the Funds

credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Master Aggregate Bond Index Series invests in CMO tranches issued by government agencies and interest rates move in a manner not anticipated by Fund management, it is possible that the Master Aggregate Bond Index Series could lose all or substantially all of its investment.

The Funds may also be subject to certain other risks associated with their investments and investment strategies, including:

Risks that Apply to Both the Underlying Funds and the Funds.

Derivatives — A Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

38	MERRILL LYNCH STRATEGY SERIES, INC.

Credit Risk — the risk that the counterparty (the party on the other side of the transaction) in a derivative transaction will be unable to honor its financial obligation to a Fund or Underlying Funds.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

A Fund or Underlying Fund may use derivatives for hedging purposes, including anticipatory hedges, or to seek to enhance returns. Hedging is a strategy in which a Fund or Underlying Fund uses a derivative to offset the risks associated with other Fund holdings. An Underlying Index Fund may use derivatives for anticipatory hedging in order to gain exposure efficiently to its market segment in the event the Fund receives cash inflows. The Underlying Large Cap Funds may use derivatives for hedging purposes, including cross hedges. Hedging is a strategy in which an Underlying Large Cap Fund uses a derivative to offset the risks associated with other fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated or if the cost of the derivative outweighs the benefit of the hedge. No Fund or Underlying Fund is required to use hedging, and each may choose not to do so.

Because a Fund or Underlying Fund may use derivatives to seek to enhance returns, its investments will expose a Fund to the risks outlined above to a greater extent than if the Fund used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Borrowing and Leverage Risk — A Fund or Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of shares of a Fund or Underlying Fund and in the return on a Fund’s or Underlying Fund’s portfolio. Borrowing will cost a Fund or Underlying Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s or Underlying Fund’s return. Certain derivative securities that a Fund or

MERRILL LYNCH STRATEGY SERIES, INC.	39

[ICON] Details About the Funds

Underlying Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

Securities Lending — A Fund or Underlying Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund or Underlying Fund may lose money and there may be a delay in recovering the loaned securities. A Fund or Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a Fund or Underlying Fund.

Illiquid Securities — Each Fund and Underlying Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If a Fund or Underlying Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that have not been registered under the applicable securities laws. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund or Underlying Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. A Fund or Underlying Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse non-public information about the issuer, a Fund or Underlying Fund will not be able to sell the securities.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Correlation Risk — Each Fund and Underlying Fund may purchase an asset and concurrently sell that asset in a different market, or sell a related asset, in order to capture small price discrepancies between markets or

40	MERRILL LYNCH STRATEGY SERIES, INC.

related assets. This strategy involving related assets carries the risk that the value of the related assets will not track or affect each other in the manner anticipated by the Investment Adviser. This strategy generally assumes that the price of related assets will move closer to some historical level and that price differences from this level will disappear. However, in the event the price differences do not disappear or widen, a Fund or Underlying Fund could lose money on a transaction.

Additional Risks that Apply to Certain Underlying Funds.

Underlying Index Funds

Short Sales — Because making short sales in securities that it does not own exposes a Fund or Underlying Fund to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund or Underlying Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund or Underlying Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund or Underlying Fund replaces the borrowed security. A Fund or Underlying Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund or Underlying Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s or Underlying Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. A Fund or Underlying Fund may also pay transaction costs and borrowing fees in connection with short sales.

Master Aggregate Bond Index Series, Master Large Cap Value Portfolio and Master Large Cap Growth Portfolio

Foreign Securities Risks — The Fund may invest in companies located in countries other than the United States. This may expose the Fund to risks associated with foreign investments.

•	The value of holdings traded outside the U.S. (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates
•	The costs of non-U.S. securities transactions are often higher than those of U.S. transactions

MERRILL LYNCH STRATEGY SERIES, INC.	41

[ICON] Details About the Funds

•	The legal protections, and accounting and securities settlement procedures in certain foreign countries may be different from and offer less protection than those in the United States
•	Foreign holdings may be adversely affected by foreign governmental action
•	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings
•	The economies of certain countries may compare unfavorably with the U.S. economy
•	Foreign securities markets may be smaller than the U.S markets, which may make trading more difficult

Master Aggregate Bond Index Series

Dollar Rolls — The Master Aggregate Bond Index Series may enter into dollar rolls in which the Series will sell or buy securities for delivery in the current month and simultaneously contract to repurchase or resell substantially similar (the same type and coupon) securities on a specified future date to the same party. Dollars rolls involve the risk that the market value of the securities that the Aggregate Bond Index Series is committed to buy may decline below the price of the securities the Series has sold. These transactions may involve leverage. The Master Aggregate Bond Index Series will engage in dollar rolls to enhance return and not for the purpose of borrowing.

Standby Commitment Agreements — Standby commitment agreements commit the Master Aggregate Bond Index Series, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Series at the option of the issuer. Standby commitment agreements involve the risk that the security will lose value prior to its delivery to the Master Aggregate Bond Index Series. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Master Aggregate Bond Index Series loses both the investment opportunity for the assets it had set aside to pay for the security and any gain in the security’s price.

42	MERRILL LYNCH STRATEGY SERIES, INC.

Sovereign Debt — The Master Aggregate Bond Index Series may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Master Aggregate Bond Index Series, Master Large Cap Value Portfolio and Master Large Cap Growth Portfolio

When Issued and Delayed Delivery Securities and Forward Commitments — An Underlying Fund may purchase or sell securities that it is entitled to receive on a when issued basis. An Underlying Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, an Underlying Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Funds or the Underlying Funds, including how they invest, please see the Statement of Additional Information.

For a discussion of the Funds’policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Funds make their top ten holdings available on a monthly basis on our web site at www.mutualfunds.ml.com generally within 12 business days after the end of the month to which the information applies.

MERRILL LYNCH STRATEGY SERIES, INC.	43

Your Account [ICON]

PRICING OF SHARES

Each Fund offers five classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class of a Fund represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class I shares of a Fund, you generally pay a sales charge at the time of purchase. If you buy Class A shares, you also pay an ongoing account maintenance fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates intend to make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of a Fund’s shares, for shareholder servicing activities or for sub-transfer agency services provided to individual shareholders by a financial intermediary that maintains an omnibus account with a Fund’s Transfer Agent.

If you select Class B, Class C or Class R shares of a Fund, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year for Class B and Class C shares and 0.25% per year for Class R shares and an account maintenance fee of 0.25% per year for all three classes of shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

Each Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of the Investment Adviser.

44	MERRILL LYNCH STRATEGY SERIES, INC.

[ICON] Your Account

The table below summarizes key features of the Select PricingSM System:

	Class A	Class B	Class C	Class I	Class R

Availability	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.	Limited to certain investors including:
•   Current Class I shareholders
•   Certain retirement plans
•   Participants in certain
    programs sponsored by the
    Investment Adviser or its
    affiliates, or selected
    securities dealers or other
    financial intermediaries
•   Certain employees and
    affiliates of the Investment
    Adviser or its affiliates,
    selected securities dealers
    and other financial
				intermediaries	Available only to certain retirement plans.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for large investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for large investments.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year).	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)	No.

Account Maintenance and Distribution Fees?	0.25% Annual Account Maintenance Fee. No Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.75% Annual Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.75% Annual Distribution Fee.	No.	0.25% Annual Account Maintenance Fee. 0.25% Annual Distribution Fee.

Conversion to Class A shares?	N/A	Yes, automatically after approximately eight years.	No.	No.	No.

MERRILL LYNCH STRATEGY SERIES, INC.	45

[ICON] Your Account

Right of Accumulation — permits you to pay the sales charge that would apply to the original cost or current net asset value (whichever is higher) of all qualifying Class A, Class B, Class C and Class I shares taken together that you own in Select Pricing Funds.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Class A, Class B, Class C and Class I shares of Select Pricing Funds that you agree to buy within a 13-month period. Certain restrictions apply.

Class A and Class I Shares — Initial Sales Charge Options

If you select Class A or Class I shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less
than $50,000	4.75%	4.99%	4.50%

$50,000 but less
than $100,000	4.00%	4.17%	3.75%

$100,000 but less
than $250,000	3.00%	3.09%	2.75%

$250,000 but less
than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class A or Class I shares of a Fund, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.

The table above shows the reduced sales charges for which you may qualify when you purchase Class A or Class I shares of the Fund. You may qualify for these reductions through a single purchase or under a right of accumulation or letter of intent. These reductions will apply to the value of all qualifying holdings in Class A, Class B, Class C or Class I shares of the Fund or other Select PricingSM System mutual funds advised by the Investment Adviser or its affiliates (“Select Pricing Funds”) owned by you, your spouse and/or your children under the age of twenty one. For this purpose, the value of your holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the higher of the current net asset value or original cost (including any sales charges paid) of all shares you already hold taken together. For purposes of the right of accumulation, you may not combine with your other holdings, shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

46	MERRILL LYNCH STRATEGY SERIES, INC.

In order to receive a reduced sales charge, at the time you purchase shares of the Fund or any other Select Pricing Fund, you should inform your financial adviser or other financial intermediary of any other Class A, Class B, Class C and/or Class I shares of the Fund or any other Select Pricing Fund owned by you, your spouse and/or your children under the age of twenty one. These may include shares held in accounts held at a selected securities dealer, or another broker-dealer or other financial intermediary, including personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, Joint Tenancy accounts, Trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation — including account statements and records of the original cost of the shares owned by you, your spouse and/or your children under the age of twenty one — from you to show that you qualify for a reduced sales charge. You should retain these records because — depending on where an account is held or the type of account — the Fund, its Transfer Agent, and/or your financial adviser or other financial intermediary may not be able to maintain this information.

No initial sales charge applies to Class A or Class I shares that you buy through reinvestment of dividends.

A sales charge waiver on a purchase of Class A or Class I shares may also apply for:

•	Trusts managed by banks, thrifts or trust companies, including those affiliated with the Investment Adviser or its affiliates that meet certain conditions
•	Investment or central asset accounts sponsored by the Investment Adviser or its affiliates, or by selected securities dealers or other financial intermediaries that meet certain conditions
•	Employer-sponsored retirement or savings plans that meet certain eligibility requirements
•	Purchases using proceeds from the sale of certain affiliated closed-end funds that meet certain conditions
•	Investors, including directors or trustees of the Investment Adviser or its affiliates or of mutual funds sponsored by the Investment Adviser or its affiliates, employees or customers of the Investment Adviser or its affiliates, and employees or customers of selected securities dealers that meet certain qualifications

MERRILL LYNCH STRATEGY SERIES, INC.	47

[ICON] Your Account
•	Fee-based programs of the Investment Adviser, its affiliates, or selected securities dealers and other financial intermediaries that have agreements with the Distributor or its affiliates and that meet certain conditions

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at our web site at www.mutualfunds.ml.com and in the Statement of Additional Information, which is available on request.

Only certain investors are eligible to buy Class I shares. Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares of a Fund under the initial sales charge alternative and you are eligible to buy both Class A and Class I shares, you should buy Class I shares since Class A shares are subject to an annual 0.25% account maintenance fee, while Class I shares are not. The Distributor normally pays the 0.25% annual Class A account maintenance fee to dealers as a service fee on a monthly basis.

If you redeem Class A or Class I shares of a Fund and within 30 days buy new shares of the same class of the same Fund, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial adviser, selected securities dealer, or other financial intermediary or contact the Funds’ transfer agent at 1-800-637-3863.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase, or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% for both classes of shares each year under distribution plans that each Fund has adopted under Rule 12b-1 under the Investment Company Act of 1940. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees

48	MERRILL LYNCH STRATEGY SERIES, INC.

to cover the costs of marketing, advertising and compensating the financial adviser, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

The Distributor currently pays a sales concession of 4.00% of the purchase price of Class B shares to dealers from its own resources at the time of sale. The Distributor also normally pays the 0.25% annual Class B account maintenance fee to dealers as a service fee on a monthly basis. The Distributor normally retains the Class B shares distribution fee.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Class C shares from its own resources at the time of sale. The Distributor pays the 0.75% annual Class C shares distribution fee and 0.25% annual Class C account maintenance fee as an ongoing concession and as a service fee, respectively, to dealers for Class C shares held for over a year and normally retains the Class C distribution fee and account maintenance fee during the first year after purchase. Under certain circumstances, the Distributor will pay the full Class C shares distribution fee and account maintenance fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Class B Shares

If you redeem Class B shares of a Fund within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Year Since Purchase	Sales Charge*

0 - 1	4.00%

1 - 2	4.00%

2 - 3	3.00%

3 - 4	3.00%

4 - 5	2.00%

5 - 6	1.00%

6 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Select Pricing Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

MERRILL LYNCH STRATEGY SERIES, INC.	49

[ICON] Your Account

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old
•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and certain retirement plan rollovers
•	Redemption in connection with participation in certain fee-based programs of the Investment Adviser, its affiliates, or selected securities dealers or other financial intermediaries that have agreements with the Distributor or its affiliates, or in connection with involuntary termination of an account in which Fund shares are held
•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate
•	Withdrawal through the systematic withdrawal plan offered by an affiliate of the Investment Adviser (Systematic Withdrawal Plan) of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class A shares of the same Fund approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Select Pricing Funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares of a Fund in an exchange from another fund with a shorter conversion schedule, the Fund’s longer conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s longer conversion schedule will apply. The length

50	MERRILL LYNCH STRATEGY SERIES, INC.

of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relative to Class C shares may be reduced or waived in connection with certain involuntary termination of an account in which Fund shares are held, withdrawals through a Systematic Withdrawal Plan, and redemption of Class C shares by certain retirement plans.

Class C shares do not offer a conversion privilege.

Class R Shares

Class R shares are available only to certain retirement plans. If you buy Class R shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to an annual distribution fee of 0.25% and an annual account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Class R shares do not offer a conversion or an exchange privilege.

The Distributor normally pays the annual 0.25% Class R distribution fee and annual 0.25% Class R account maintenance fee to dealers as an ongoing concession and as a service fee, respectively, on a monthly basis.

MERRILL LYNCH STRATEGY SERIES, INC.	51

[ICON] Your Account

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial adviser, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer or exchange shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-637-3863. Because the selection of a mutual fund involves many considerations, your financial adviser or other financial intermediary may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

52	MERRILL LYNCH STRATEGY SERIES, INC.

If You Want To	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Please refer to the Select PricingSM System table in this Prospectus. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment	The minimum initial investment for a Fund is $1,000 for all accounts except:
   •   $250 for certain fee-based programs
   •   $100 for retirement plans
(The minimums for initial investments may be waived or reduced under certain circumstances.)

Have your financial adviser, selected securities dealer, or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders received after that time will be priced at the net asset value determined on the next business day. A Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected security dealers or other financial intermediaries may charge a processing fee to confirm a purchase. Merrill Lynch, an affiliate of the Investment Adviser, generally charges a fee of $5.35.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800-637-3863 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain investment or central asset accounts sponsored by affiliates of the Investment Adviser.

Transfer Shares to another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these shares must be coordinated by the receiving firm.

MERRILL LYNCH STRATEGY SERIES, INC.	53

[ICON] Your Account
If You Want To	Your Choices	Information Important for You to Know

Transfer Shares to another Securities Dealer or Other Financial Intermediary (continued)	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charges.

Sell Your Shares	Have your financial adviser, selected securities dealer, or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally at 4:00 p.m. Eastern time).

Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries may charge a fee to process a redemption of shares. Merrill Lynch generally charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

A Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

You may also sell shares at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-637-3863 for details.

54	MERRILL LYNCH STRATEGY SERIES, INC.

If You Want To	Your Choices	Information Important for You to Know

Sell Shares Systematically	Participate in a Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from a Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a cash management account or retirement account offered by an affiliate of the Investment Adviser, you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method, you must have dividends automatically reinvested. For Class B and Class C shares, your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time the Plan is established. The deferred sales charge is waived for systematic redemptions. Ask your financial adviser or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus.	You can exchange your Class A, Class B, Class C or Class I shares of a Fund for shares of many other Select Pricing Funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund. Class A, Class B, Class C or Class I shares are generally exchangeable for shares of the same class of another fund. If you own Class I shares and wish to exchange into a fund in which you have no Class I shares (and you are not eligible to buy Class I Shares), you will exchange into Class A shares.

Some of the Select Pricing Funds impose a different initial or deferred sales charge schedule. If you exchange Class A or Class I shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will generally apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or Class I shares for money market funds, you will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of a Fund will be exchanged for Class B shares of Summit Cash Reserves Fund.

To exercise the exchange privilege, contact your financial adviser or other financial intermediary or call the Transfer Agent at 1-800-637-3863.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

MERRILL LYNCH STRATEGY SERIES, INC.	55

[ICON] Your Account

Short-Term Trading

The Funds reserve the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of a Fund. Short term or excessive trading may cause a Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, the Funds have adopted certain policies and procedures, which have been reviewed and approved by the Funds’ Board of Directors, designed to deter such short-term or excessive trading. Shareholders may not exchange their shares of a Fund for shares of another fund advised by the Investment Adviser or its affiliates unless they have held the shares to be used in the exchange for at least fifteen days. A Fund will reject purchase orders from investors who have previously purchased and sold shares of a Fund within a 15 day period. In addition, a Fund will reject purchase orders, including exchanges that fall both within and outside the fifteen day holding period, from market timers or other investors if Fund management in its discretion has determined that such orders are short-term or excessive, and will be disruptive to a Fund. For these purposes, Fund management considers an investor’s trading history in a Fund or other funds advised by the Investment Adviser or its affiliates, and accounts under common ownership or control. The Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with a Fund’s Transfer Agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short term or excessive trading in a Fund’s shares through such accounts.

The Funds apply these policies to all shareholders. However, Fund management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to a Fund and so makes no representation that all such orders can or will be rejected.

56	MERRILL LYNCH STRATEGY SERIES, INC.

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Anti-Money Laundering Requirements

The Funds are subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. A Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. A Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is a Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. Each Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open, as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Fund or an Underlying Fund may trade on weekends or other days when the Master International Index Series does not price its shares. As a result, the Master International Index Series’ net asset value may change on days when a Fund will not be able to purchase or redeem the Underlying Index Fund’s shares.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange.

MERRILL LYNCH STRATEGY SERIES, INC.	57

[ICON] Your Account

Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the computation of a Fund’s net asset value. If market quotations are not readily available or, in the Investment Adviser’s judgment, do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects the fair value.

A Fund generally values fixed income portfolio securities using market prices provided by an independent pricing service approved by the Funds’ Board of Directors. If market quotations are not readily available or, in the Investment Adviser’s judgment, they do not accurately reflect fair value for a security, that security may be valued by another method that the Board of Directors believes more accurately reflects the fair value. Fair value determinations may be made by the Funds’ independent pricing service using a matrix pricing system or by the Investment Adviser’s Valuation Committee after consideration of the material factors that may affect that value of a particular security.

The Boards of the Funds and the Underlying Funds have adopted valuation procedures for the Funds and the Underlying Funds and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser’s Valuation Committee. Fair value determinations by the Investment Adviser that materially affect a Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or reliable, the Investment Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by a Fund or an Underlying Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day, a corporate action or a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster).

If, after the close of the principal market on which a security held by a Fund or an Underlying Fund is traded and before the time as of which a Fund’s net asset value is calculated that day, a significant event occurs that the Investment Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Investment

58	MERRILL LYNCH STRATEGY SERIES, INC.

Adviser will use its best judgment to determine a fair value for that security. The Investment Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service approved by the Board of Directors to take those factors into account.

A Fund’s use of fair value pricing is designed to ensure that a Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

The Funds may accept orders from certain authorized financial intermediaries or their designees. Each Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the highest net asset value, because that class has the lowest expenses, Class A shares will have a higher net asset value than Class B, Class C or Class R shares, and Class R shares will have a higher net asset value than Class B or Class C shares. Also, dividends paid on Class A, Class I and Class R shares will generally be higher than dividends paid on Class B and Class C shares because Class A, Class I and Class R shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate or selected securities dealers or other financial intermediaries that have agreements with the Distributor or its affiliates, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

MERRILL LYNCH STRATEGY SERIES, INC.	59

[ICON] Your Account

“BUYING A DIVIDEND”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

Shareholders that participate in a fee based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Class A or Class I shares in the program are eligible to purchase additional shares of the respective share class of the fund, but may be subject to upfront sales charges. Additional purchases of Class I shares are eligible only if you have an existing position at the time of purchase or are otherwise eligible for Class I shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial adviser, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

Each Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The Funds may also pay a special distribution at or about the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in Fund shares at net asset value or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, each Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long a Fund held the assets sold.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and

60	MERRILL LYNCH STRATEGY SERIES, INC.

any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from some foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to individual shareholders. To the extent that a Fund’s distributions are derived from qualifying dividend income and long-term capital gain, such distributions will be eligible for taxation at the reduced rate.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by a Fund if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal income tax laws of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

ELECTRONIC DELIVERY

The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access the website http://www.icsdelivery.com/live/ and follow the instructions. When you visit the site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

MERRILL LYNCH STRATEGY SERIES, INC.	61

Management of the Funds [ICON]

FUND ASSET MANAGEMENT

Fund Asset Management, L.P., the Fund’s Investment Adviser, manages the Funds’ investments and its business operations under the overall supervision of the Board of Directors of the Funds. The Investment Adviser’s responsibilities include determining changes to (a) the Underlying Funds in which the Funds may invest; (b) the percentage of assets of each Fund invested in an Underlying Fund; and (c) the target strategic allocation and allocation range of assets of any Fund that may be invested in the equity market segment and fixed-income segment. The Investment Adviser is responsible for making all investment decisions for the Funds. The Investment Adviser or its affiliates also serves as investment adviser to each Underlying Fund.

Philip Green is a Vice President and the portfolio manager of the Funds, and is primarily responsible for the day-to-day management of each Fund’s portfolio and the selection of its investments. Mr. Green has been a Managing Director of the Investment Adviser and certain of its affiliates since 1999. Mr. Green was a Managing Director and portfolio manager of Global Institutional Services at Bankers Trust from 1997 to 1999. Mr. Green has been the Funds’ portfolio manager since 2000.

For more information about the portfolio managers’ compensation, other accounts he manages and his ownership of Fund shares, please see the Statement of Additional Information.

The Investment Adviser receives a fee at the annual rate of 0.15% of each Fund’s average daily net assets for asset allocation services.

The Investment Adviser also provides administrative services to the Funds. As compensation for these services, the Investment Adviser receives an administrative fee at the annual rate of 0.35% of each Fund’s average daily net assets.

Fund Asset Management, L.P., was organized as an Investment Adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $473 billion in investment company and other portfolio assets under management as of March 2005.

In addition, each Fund, as a shareholder of the Underlying Funds, will indirectly bear a proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds. Because of this, the expenses associated with investing in this type of Fund are generally higher than those

62	MERRILL LYNCH STRATEGY SERIES, INC.

for mutual funds that do not invest primarily in other Underlying Funds. The following chart shows the contractual management fees payable to the Investment Adviser and its affiliates by the Underlying Funds. Some of these rates may be lower due to voluntary fee waivers by the Investment Adviser of the Underlying Fund. In addition, the chart shows the annual fund operating expenses for the most recent fiscal year ended of each Underlying Fund in which the Funds invest, after applicable fee waivers, if any.

Underlying Fund	Actual Current Fee Rate		Annual Fund Operating Expenses

Master Large Cap Growth Portfolio	0.50%		0.59%

Master Large Cap Value Portfolio	0.50%		0.56%

Master S&P 500 Index Series	0.005	%(a)	0.03%

Master Mid Cap Index Series	0.01%		0.09%

Master Small Cap Index Series	0.01	%(a)	0.08%

Master International Index Series	0.01%		0.09%

Master Aggregate Bond Index Series	0.01	%(a)	0.06%

(a)	These amounts reflect contractual arrangements with the Investment Adviser, which provide that the management fee for the Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series, when combined with administrative fees of certain funds that invest in the Series, will not exceed specific amounts. Absent these contractual arrangements, the Investment Adviser of each of Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series would receive a fee of 0.05%, 0.08% and 0.06%, respectively.

From time to time an Investment Adviser, analyst, or other employee of the Investment Adviser or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Investment Adviser or any other person within the Merrill Lynch organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds and Underlying Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds and Underlying Funds.

MERRILL LYNCH STRATEGY SERIES, INC.	63

[ICON] Management of the Funds

Conflicts of Interest

The investment activities of the Investment Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. The Investment Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. Merrill Lynch (including, for these purposes, Investment Adviser, Merrill Lynch & Co., Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees), is a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, that may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Funds. Merrill Lynch’s trading activities are carried out without reference to positions held directly or indirectly by the Funds and may result in Merrill Lynch having positions that are adverse to those of the Funds. Merrill Lynch is not under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, Merrill Lynch may compete with the Funds for appropriate investment opportunities. In addition, the Funds may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships. The Funds also may invest in securities of companies for which Merrill Lynch provides or may some day provide research coverage. The Funds may also make brokerage and other payments to Merrill Lynch in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Funds’ Board of Directors, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Funds to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, Merrill Lynch is among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of the Investment Adviser or its affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. See the Statement of Additional Information for further information.

64	MERRILL LYNCH STRATEGY SERIES, INC.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Funds’ financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’financial statements is included in the Merrill Lynch Strategy Series, Inc.‘s Annual Report, which is available upon request.

	Merrill Lynch Strategy Growth and Income Fund
	Class A						Class B
	For the Year Ended December 31,				For the Period June 2, 2000† to December 31, 2000		For the Year Ended December 31,				For the Period June 2, 2000† to December 31, 2000
	2004	2003	2002	2001			2004	2003	2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$8.82	$7.60	$8.71	$9.33	$10.00		$8.79	$7.58	$8.69	$9.32	$10.00

Investment income — net	.11 ***	.11 ***	.16 ***	.21 ***	.10		.04 ***	.05 ***	.10 ***	.11 ***	.07

Realized and unrealized gain (loss) allocated from the Underlying
Funds — net	.59	1.22	(.96)	(.68)	(.67)		.59	1.21	(.97)	(.64)	(.68)

Total from investment operations	.70	1.33	(.80)	(.47)	(.57)		.63	1.26	(.87)	(.53)	(.61)

Less dividends:
Investment income — net	(.12)	(.11)	(.31)	(.15)	(.10)		(.05)	(.05)	(.24)	(.10)	(.07)
In excess of investment
income — net	—	—	—	—	—	##	—	—	—	—	—	##

Total dividends	(.12)	(.11)	(.31)	(.15)	(.10)		(.05)	(.05)	(.24)	(.10)	(.07)

Net asset value, end of period	$9.40	$8.82	$7.60	$8.71	$9.33		$9.37	$8.79	$7.58	$8.69	$9.32

Total Investment Return:**

Based on net asset value per share	7.93%	17.52%	(9.20)%	(5.03)%	(5.64	)%††	7.14%	16.65%	(9.98)%	(5.70)%	(6.05	)%††

Ratios to Average Net Assets:

Expenses, net of waiver
and reimbursement#	1.45%	1.37%	1.13%	.55%	.57	%*	2.23%	2.14%	1.91%	1.31%	1.33	%*

Expenses#	1.45%	1.37%	1.26%	1.06%	2.19	%*	2.23%	2.14%	2.03%	1.83%	2.95	%*

Investment income — net	1.20%	1.40%	1.99%	2.29%	2.68	%*	.46%	.58%	1.28%	1.33%	1.81	%*

Supplemental Data:

Net assets, end of period
(in thousands)	$1,343	$1,558	$1,042	$1,519	$1,476		$13,359	$12,722	$10,637	$13,781	$8,221

Portfolio turnover	1.07%	13.77%	86.13%	41.29%	21.61%		1.07%	13.77%	86.13%	41.29%	21.61%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of December 31, 2004, the expense ratios of the Underlying Funds ranged from .03% to .09% as of their most recent years ended. As of December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000, this range was from .04% to .17%, .04% to .08%, 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios on the Fund can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $(.01) per share.

MERRILL LYNCH STRATEGY SERIES, INC.	65

[ICON] Management of the Funds

FINANCIAL HIGHLIGHTS (continued)
	Merrill Lynch Strategy Growth and Income Fund
	Class C						Class I
	For the Year Ended December 31,				For the Period June 2, 2000† to December 31, 2000		For the Year Ended December 31,				For the Period June 2, 2000† to December 31, 2000
	2004	2003	2002	2001			2004	2003	2002	2001

Per Share Operating Performance:

Net asset value, beginning
of period	$8.78	$7.57	$8.68	$9.30	$10.00		$8.80	$7.59	$8.72	$9.33	$10.00

Investment income — net	.04 ***	.05 ***	.10 ***	.12 ***	.07		.14 ***	.13 ***	.16 ***	.20 ***	.11

Realized and unrealized
gain (loss) allocated from
the Underlying Funds — net	.59	1.21	(.96)	(.65)	(.70)		.59	1.21	(.96)	(.64)	(.67)

Total from investment
operations	.63	1.26	(.86)	(.53)	(.63)		.73	1.34	(.80)	(.44)	(.56)

Less dividends:
Investment income — net	(.04)	(.05)	(.25)	(.09)	(.07)		(.14)	(.13)	(.33)	(.17)	(.11)
In excess of investment
income — net	—	—	—	—	—	##	—	—	—	—	—	##

Total dividends	(.04)	(.05)	(.25)	(.09)	(.07)		(.14)	(.13)	(.33)	(.17)	(.11)

Net asset value, end of period	$9.37	$8.78	$7.57	$8.68	$9.30		$9.39	$8.80	$7.59	$8.72	$9.33

Total Investment Return:**

Based on net asset value
per share	7.22%	16.63%	(9.97)%	(5.68)%	(6.26	)%††	8.34%	17.67%	(9.04)%	(4.68)%	(5.54	)%††

Ratios to Average Net Assets:

Expenses, net of waiver
and reimbursement#	2.21%	2.14%	1.91%	1.31%	1.33	%*	1.21%	1.13%	.79%	.30%	.32	%*

Expenses#	2.21%	2.14%	2.04%	1.82%	2.92	%*	1.21%	1.13%	.94%	.81%	1.92	%*

Investment income — net	.43%	.58%	1.27%	1.35%	1.74	%*	1.54%	1.60%	2.00%	2.17%	2.97	%*

Supplemental Data:

Net assets, end of period
(in thousands)	$17,944	$20,567	$17,000	$21,731	$15,376		$14,485	$12,407	$9,775	$61,401	1,379

Portfolio turnover	1.07%	13.77%	86.13%	41.29%	21.61%		1.07%	13.77%	86.13%	41.29%	21.61%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of December 31, 2004, the expense ratios of the Underlying Funds ranged from .03% to .09% as of their most recent years ended. As of December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000, this range was from .04% to .17%, .04% to .08%, 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios on the Fund can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $(.01) per share.
###	Amount is less than $1,000.

66	MERRILL LYNCH STRATEGY SERIES, INC.

FINANCIAL HIGHLIGHTS (continued)
	Merrill Lynch Strategy Growth and Income Fund
	Class R
	For the Year Ended December 31, 2004	For the Period October 10, 2003† to December 31, 2003

Per Share Operating Performance:

Net asset value, beginning
of period	$8.77	$8.42

Investment income — net***	.09	.06

Realized and unrealized
gain allocated from the Underlying
Funds — net	.61	.42

Total from investment
operations	.70	.48

Less dividends from
investment income — net	(.08)	(.13)

Net asset value, end of period	$9.39	$8.77

Total Investment Return:**

Based on net asset value
per share	8.02%	5.59	%††

Ratios to Average Net Assets:

Expenses#	1.71%	1.40	%*

Investment income — net	.96%	2.36	%*

Supplemental Data:

Net assets, end of period
(in thousands)	$102	—	##

Portfolio turnover	1.07%	13.77%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of December 31, 2004, the expense ratios of the Underlying Funds ranged from .03% to .09% as of their most recent years ended. As of December 31, 2003, this range was from .04% to .17%. The impact of the Underlying Funds’ expense ratios on the Fund can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $1,000.

MERRILL LYNCH STRATEGY SERIES, INC.	67

[ICON] Management of the Funds

FINANCIAL HIGHLIGHTS (continued)
	Merrill Lynch Strategy Long-Term Growth Fund
	Class A						Class B
	For the Year Ended December 31,				For the Period June 2, 2000† to December 31, 2000		For the Year Ended December 31,				For the Period June 2, 2000† to December 31, 2000
	2004	2003	2002	2001			2004	2003	2002	2001

Per Share Operating Performance:

Net asset value, beginning
of period	$8.36	$6.82	$8.19	$9.03	$10.00		$8.36	$6.82	$8.17	$9.02	$10.00

Investment income — net	.09 ***	.07 ***	.08 ***	.11 ***	.07		.02 ***	.01 ***	.02 ***	.04 ***	.04

Realized and unrealized gain
(loss) allocated from the
Underlying Funds — net	.74	1.55	(1.37)	(.90)	(.98)		.75	1.55	(1.35)	(.89)	(.99)

Total from investment operations	.83	1.62	(1.29)	(.79)	(.91)		.77	1.56	(1.33)	(.85)	(.95)

Less dividends from investment
income — net	(.10)	(.08)	(.08)	(.05)	(.06)		(.03)	(.02)	(.02)	— ##	(.03)

Net asset value, end of period	$9.09	$8.36	$6.82	$8.19	$9.03		$9.10	$8.36	$6.82	$8.17	$9.02

Total Investment Return:**

Based on net asset value
per share	9.92%	23.79%	(15.71)%	(8.71)%	(9.07	)%††	9.19%	22.84%	(16.34)%	(9.42)%	(9.53	)%††

Ratios to Average Net Assets:

Expenses, net of waiver and
reimbursement#	1.20%	1.24%	1.07%	.33%	.35	%*	1.97%	2.02%	1.83%	1.09%	1.10	%*

Expenses#	1.20%	1.24%	1.28%	1.15%	1.97	%*	1.97%	2.02%	2.04%	1.92%	2.73	%*

Investment income — net	1.01%	1.04%	1.04%	1.36%	1.46	%*	.21%	.18%	.24%	.51%	.72	%*

Supplemental Data:

Net assets, end of period
(in thousands)	$2,021	$1,490	$814	$1,275	$1,545		$11,128	$10,791	$9,341	$14,015	$11,547

Portfolio turnover	4.05%	9.13%	96.44%	50.96%	23.01%		4.05%	9.13%	96.44%	50.96%	23.01%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of December 31, 2004, the expense ratios of the Underlying Funds ranged from .03% to .09% as of their most recent years ended. As of December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000, this range was from .04% to .17%, .04% to .08%, 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios on the Fund can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $(.01) per share.

68	MERRILL LYNCH STRATEGY SERIES, INC.

FINANCIAL HIGHLIGHTS (continued)
	Merrill Lynch Strategy Long-Term Growth Fund
	Class C						Class I
	For the Year Ended December 31,				For the Period June 2, 2000† to December 31, 2000		For the Year Ended December 31,				For the Period June 2, 2000† to December 31, 2000
	2004	2003	2002	2001			2004	2003	2002	2001

Per Share Operating Performance:

Net asset value, beginning
of period	$8.34	$6.81	$8.16	$9.02	$10.00		$8.36	$6.81	$8.18	$9.03	$10.00

Investment income — net	.02 ***	.01 ***	.02 ***	.04 ***	.03		.11 ***	.09 ***	.10 ***	.07 ***	.06

Realized and unrealized gain
(loss) allocated from the
Underlying Funds — net	.74	1.54	(1.35)	(.90)	(.98)		.74	1.56	(1.37)	(.84)	(.96)

Total from investment
operations	.76	1.55	(1.33)	(.86)	(.95)		.85	1.65	(1.27)	(.77)	(.90)

Less dividends from
investment income — net	(.03)	(.02)	(.02)	— ##	(.03)		(.12)	(.10)	(.10)	(.08)	(.07)

Net asset value, end of period	$9.07	$8.34	$6.81	$8.16	$9.02		$9.09	$8.36	$6.81	$8.18	$9.03

Total Investment Return:**

Based on net asset value
per share	9.09%	22.79%	(16.26)%	(9.50)%	(9.48	)%††	10.18%	24.19%	(15.59)%	(8.57)%	(8.94	)%††

Ratios to Average Net Assets:

Expenses, net of waiver and
reimbursement#	1.97%	2.02%	1.86%	1.10%	1.10	%*	.95%	1.00%	.83%	.08%	.09	%*

Expenses#	1.97%	2.02%	2.05%	1.92%	2.72	%*	.95%	1.00%	1.03%	.93%	1.71	%*

Investment income — net	.21%	.20%	.29%	.44%	.64	%*	1.24%	1.22%	1.28%	.93%	1.71	%*

Supplemental Data:

Net assets, end of period
(in thousands)	$22,706	$23,374	$18,852	$24,421	$15,764		$40,934	$39,886	$31,452	$42,512	$2,538

Portfolio turnover	4.05%	9.13%	96.44%	50.96%	23.01%		4.05%	9.13%	96.44%	50.96%	23.01%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of December 31, 2004, the expense ratios of the Underlying Funds ranged from .03% to .09% as of their most recent years ended. As of December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000, this range was from .04% to .17%, .04% to .08%, 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios on the Fund can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $(.01) per share.

MERRILL LYNCH STRATEGY SERIES, INC.	69

[ICON] Management of the Funds

FINANCIAL HIGHLIGHTS (continued)
	Merrill Lynch Strategy Long-Term Growth Fund
	Class R
	For the Year Ended December 31, 2004	For the Period October 10, 2003† to December 31, 2003

Per Share Operating Performance:

Net asset value, beginning
of period	$8.35	$7.89

Investment income — net***	.15	.04

Realized and unrealized gain
allocated from the Underlying
Funds — net	.70	.52

Total from investment
operations	.85	.56

Less dividends from
investment income — net	(.12)	(.10)

Net asset value, end of period	$9.08	$8.35

Total Investment Return:**

Based on net asset value
per share	10.19%	6.93	%††

Ratios to Average Net Assets:

Expenses#	1.20%	1.40	%*

Investment income — net	.99%	1.67	%*

Supplemental Data:

Net assets, end of period
(in thousands)	— ##	—	##

Portfolio turnover	4.05%	9.13%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of December 31, 2004, the expense ratios of the Underlying Funds ranged from .03% to .09% as of their most recent years ended. As of December 31, 2003, this range was from .04% to .17%. The impact of the Underlying Funds’ expense ratios on the Fund can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $1,000.

70	MERRILL LYNCH STRATEGY SERIES, INC.

FINANCIAL HIGHLIGHTS (continued)
	Merrill Lynch Strategy All-Equity Fund
	Class A								Class B
	For the Year Ended December 31,						For the Period June 2, 2000† to December 31, 2000		For the Year Ended December 31,								For the Period June 2, 2000† to December 31, 2000
	2004	2003	2002		2001				2004		2003		2002		2001

Per Share Operating Performance:

Net asset value,
beginning of period	$7.76	$5.97	$7.68		$8.81		$10.00		$7.55		$5.85		$7.58		$8.77		$10.00

Investment income (loss) — net	.04 ***	.02 ***	—	***###	—	***##	.01		(.03	)***	(.03	)***	(.05	)***	(.07	)***	(.02)

Realized and unrealized
gain (loss) allocated
from the Underlying Funds — net	.81	1.77	(1.71)		(1.13)		(1.20)		.79		1.73		(1.68)		(1.12)		(1.21)

Total from investment operations	.85	1.79	(1.71)		(1.13)		(1.19)		.76		1.70		(1.73)		(1.19)		(1.23)

Less dividends from investment
income — net	(.01)	—	—		—		—		—		—		—		—		—

Net asset value, end of period	$8.60	$7.76	$5.97		$7.68		$8.81		$8.31		$7.55		$5.85		$7.58		$8.77

Total Investment Return:**

Based on net asset value
per share	10.89%	29.98%	(22.27)%		(12.83)%		(11.90	)%††	10.07%		29.06%		(22.82)%		(13.57)%		(12.30	)%††

Ratios to Average Net Assets:

Expenses, net of waiver
and reimbursement#	1.38%	1.41%	1.11%		.23%		.24	%*	2.15%		2.19%		1.93%		1.00%		1.00	%*

Expenses#	1.38%	1.41%	1.42%		1.28%		1.50	%*	2.15%		2.19%		2.21%		2.04%		2.25	%*

Investment income (loss) — net	.51%	.25%	.01%		(.05)%		.35	%*	(.34)%		(.50)%		(.73)%		(.83)%		(.42	)%*

Supplemental Data:

Net assets, end of period
(in thousands)	$873	$700	$805		$1,668		$3,860		$12,807		$14,717		$14,067		$22,676		$24,148

Portfolio turnover	5.92%	5.28%	118.72%		49.26%		46.57%		5.92%		5.28%		118.72%		49.26%		46.57%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of December 31, 2004, the expense ratios of the Underlying Funds ranged from .03% to .09% as of their most recent years ended. As of December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000, this range was from .04% to .17%, .04% to .08%, 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios on the Fund can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $(.01) per share.
###	Amount is less than $.01 per share.

MERRILL LYNCH STRATEGY SERIES, INC.	71

[ICON] Management of the Funds

FINANCIAL HIGHLIGHTS (concluded)
	Merrill Lynch Strategy All-Equity Fund
	Class C										Class I
	For the Year Ended December 31,								For the Period June 2, 2000† to December 31, 2000		For the Year Ended December 31,				For the Period June 2, 2000† to December 31, 2000
	2004		2003		2002		2001				2004	2003	2002	2001

Per Share Operating Performance:

Net asset value,
beginning of period	$7.55		$5.85		$7.58		$8.77		$10.00		$7.83	$6.00	$7.70	$8.82	$10.00

Investment income (loss) — net	(.03	)***	(.03	)***	(.05	)***	(.07	)***	(.02)		.06 ***	.04 ***	.02 ***	.01 ***	.02

Realized and unrealized
gain (loss) allocated
from the Underlying Funds — net	.78		1.73		(1.68)		(1.12)		(1.21)		.81	1.79	(1.72)	(1.13)	(1.20)

Total from investment
operations	.75		1.70		(1.73)		(1.19)		(1.23)		.87	1.83	(1.70)	(1.12)	(1.18)

Less dividends from
investment income — net	—		—		—		—		—		(.02)	—	—	—	—

Net asset value, end of period	$8.30		$7.55		$5.85		$7.58		$8.77		$8.68	$7.83	$6.00	$7.70	$8.82

Total Investment Return:**

Based on net asset
value per share	9.93%		29.06%		(22.82)%		(13.57)%		(12.30	)%††	11.16%	30.50%	(21.88)%	(12.70)%	(11.80	)%††

Ratios to Average Net Assets:

Expenses, net of waiver
and reimbursement#	2.15%		2.19%		1.95%		1.01%		1.00	%*	1.14%	1.15%	.93%	.00%	.00	%*

Expenses#	2.15%		2.19%		2.23%		2.05%		2.26	%*	1.14%	1.15%	1.20%	1.01%	1.26	%*

Investment income (loss) — net	(.33)%		(.50)%		(.73)%		(.84)%		(.44	)%*	.76%	.57%	.32%	.18%	.53	%*

Supplemental Data:

Net assets, end of
period (in thousands)	$18,064		$20,080		$18,327		$28,625		$26,943		$18,900	$16,068	$11,135	$16,057	$5,406

Portfolio turnover	5.92%		5.28%		118.72%		49.26%		46.57%		5.92%	5.28%	118.72%	49.26%	46.57%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of December 31, 2004, the expense ratios of the Underlying Funds ranged from .03% to .09% as of their most recent years ended. As of December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000, this range was from .04% to .17%, .04% to .08%, 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios on the Fund can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.

72	MERRILL LYNCH STRATEGY SERIES, INC.

FINANCIAL HIGHLIGHTS (concluded)
	Merrill Lynch Strategy All-Equity Fund
	Class R
	For the Year Ended December 31, 2004	For the Period October 10, 2003† to December 31, 2003

Per Share Operating Performance:

Net asset value, beginning
of period	$7.62	$7.03

Investment income (loss) — net***	.06	.03

Realized and unrealized
gain allocated from the
Underlying Funds — net	.78	.56

Total from investment
operations	.84	.59

Less dividends from investment
income — net	(.01)	—

Net asset value, end of period	$8.45	$7.62

Total Investment Return:**

Based on net asset value
per share	10.96%	8.39	%††

Ratios to Average Net Assets:

Expenses#	1.50%	1.54	%*

Investment income — net	.79%	1.05	%*

Supplemental Data:

Net assets, end of period
(in thousands)	$87	—	##

Portfolio turnover	5.92%	5.28%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of December 31, 2004, the expense ratios of the Underlying Funds ranged from .03% to .09% as of their most recent years ended. As of December 31, 2003, this range was from .04% to .17%. The impact of the Underlying Funds’ expense ratios on the Fund can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $1,000.

MERRILL LYNCH STRATEGY SERIES, INC.	73

(This page intentionally left blank)

MERRILL LYNCH STRATEGY SERIES, INC.

[1]	POTENTIAL INVESTORS Open an account (two options).	[2]
FINANCIAL ADVISOR OR SECURITIES DEALER Advises shareholders on their Fund investments.

TRANSFER AGENT

Financial Data Services, Inc.

ADMINISTRATIVE OFFICES
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

MAILING ADDRESS
P.O. Box 45289
Jacksonville, Florida 32232-5289

Performs recordkeeping and reporting services.

DISTRIBUTOR FAM Distributors, Inc. P.O. Box 9081 Princeton, New Jersey 08543-9081 Arranges for the sale of Fund shares.
COUNSEL Shearman & Sterling LLP 599 Lexington Avenue New York, New York 10022 Provides legal advice to the Fund.	THE FUND The Board of Directors oversees the Fund.	CUSTODIAN JP Morgan Chase Bank 4 Chase MetroTech 18th Floor Brooklyn, New York 11245 Holds the Fund’s assets for safekeeping.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Deloitte & Touche LLP 750 College Road East Princeton, New Jersey 08540 Audits the financial statements of the Fund.	ACCOUNTING SERVICES PROVIDER State Street Bank and Trust Company 500 College Road East Princeton, New Jersey 08540 Provides certain accounting services to the Fund.	INVESTMENT ADVISER
AND ADMINISTRATOR

Fund Asset Management, L.P.

ADMINISTRATIVE OFFICES
800 Scudders Mill Road
Plainsboro, New Jersey 08536

MAILING ADDRESS
P.O. Box 9011
Princeton, New Jersey 08543-9011

TELEPHONE NUMBER
1-800-MER-FUND

Manages the Fund’s
day-to-day activities and provides administration services to the Fund.

MERRILL LYNCH STRATEGY SERIES, INC.

[ICON] For More Information

Shareholder Reports

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual reports. In the Funds’ Annual Report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. You may obtain these reports at no cost at www.mutualfunds.ml.com or by calling 1-800-637-3863.

Each Fund will send you one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser, other financial intermediary, or call the Transfer Agent at 1-800-637-3863.

Statement of Additional Information

The Funds’ Statement of Additional Information contains further information about the Funds and is incorporated by reference into (legally considered to be part of) this prospectus. You may request a free copy at www.mutualfunds.ml.com or by writing or calling the Funds at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-637-3863.

Contact your financial adviser, other financial intermediary, or contact the Funds at the telephone number or address indicated above, if you have any questions.

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet Site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from the information in this prospectus.

Investment Company Act File #811-09617.
CODE #19090-0405F
© Fund Asset Management, L.P.

Prospectus

April 26, 2005

Merrill Lynch Strategy Series, Inc.
Merrill Lynch Strategy Growth and Income Fund
Merrill Lynch Strategy Long-Term Growth Fund
Merrill Lynch Strategy All-Equity Fund

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Strategy Growth and Income Fund
Merrill Lynch Strategy Long-Term Growth Fund
Merrill Lynch Strategy All-Equity Fund
of Merrill Lynch Strategy Series, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (800) 637-3863

        This Statement of Additional Information of Merrill Lynch Strategy Growth and Income Fund, Merrill Lynch Strategy Long-Term Growth Fund and Merrill Lynch Strategy All-Equity Fund (each a “Fund,” and collectively the “Funds” or the “Upper Tier Funds”), each a separate non-diversified series of Merrill Lynch Strategy Series, Inc. (the “Corporation”), is not a prospectus and should be read in conjunction with the Prospectus of the Corporation, dated April 26, 2005 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-637-3863 or by writing to the Funds at the above address. The Prospectus is incorporated by reference to this Statement of Additional Information, and this Statement of Additional Information has been incorporated by reference into the Prospectus. The Funds’ audited financial statements are incorporated in this Statement of Additional Information by reference to their 2004 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

Fund Asset Management, L.P. — Investment Adviser
FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is April 26, 2005.

INVESTMENT OBJECTIVES AND POLICIES

        The Corporation is an open-end management investment company. Each Fund is a separately managed, non-diversified mutual fund with its own investment objective and policies. Each Fund has been constructed as a “fund of funds,” which means that it seeks to achieve its investment objective primarily through investments in a combination of Underlying Funds. In addition, each Fund may also invest some of its assets directly in individual securities and other financial instruments, such as derivative instruments.

        The table below lists the investment objective of each Fund:

Fund	Investment Objective
Merrill Lynch Strategy Growth and Income Fund	to provide high total return with reduced risk over the long term

Merrill Lynch Strategy Long-Term Growth Fund	to provide long term capital growth

Merrill Lynch Strategy All-Equity Fund	to provide long term capital growth

        The investment objective of each Fund is a fundamental policy and may not be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, the Board of Directors of the Corporation (the “Directors”) may change, without shareholder approval, the particular Underlying Funds in which each Fund may invest, the percentage of each Fund’s assets to be invested in each Underlying Fund and the target strategic allocation and allocation ranges between the equity market segment and the fixed-income segment.

        The equity portion of each Fund is invested in the Master Large Cap Growth Portfolio, Master Large Cap Value Portfolio, Master S&P 500 Index Series, Master Mid Cap Index Series, Master Small Cap Index Series and Master International Index Series. The fixed-income portion of each Fund is invested in the Master Aggregate Bond Index Series.

        Five of the Underlying Funds are “index” funds, which employ a “passive” management approach (the “Underlying Index Funds”). They invest in a portfolio of assets whose performance is expected to match approximately the performance of a particular index. Each of the other two Underlying Funds (the “Underlying Large Cap Funds”) generally invests at least 80% of its net assets in equity securities of companies that are, at the time of purchase, included in the Russell 1000® Index. For this purpose, net assets include any borrowings for investment purposes. Each Underlying Large Cap Fund may continue to hold a security after it has been removed from the Russell 1000® Index. For each Underlying Large Cap Fund, its investment adviser uses a different proprietary multi-factor quantitative model to look for companies within the Russell 1000® Index that, in the investment adviser’s opinion, are consistent with the investment objective of each Underlying Large Cap Fund, as follows:

•	The Master Large Cap Growth Portfolio. This Underlying Large Cap Fund seeks to invest in equity securities that its investment adviser believes have above-average earnings prospects; i.e., are likely to experience consistent earnings growth over time. In seeking to outperform its benchmark, the Russell 1000® Growth Index, the Underlying Large Cap Fund will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Growth Index, as those sectors are defined in the Standard & Poor’s 500 Composite Stock Index (“S&P 500”). The Underlying Large Cap Fund also anticipates that its individual holdings generally will be allocated so that no individual security held by the Underlying Large Cap Fund is overweighted in the portfolio as compared to its weighting in the Russell 1000® Growth Index by more than 1%, and no security held by the Underlying Large Cap Fund is underweighted as compared to its weighting in the Russell 1000® Growth Index by more than 2%.
•	The Master Large Cap Value Portfolio. This Underlying Large Cap Fund seeks to invest in equity securities that its investment adviser believes are selling at below-normal valuations; i.e., securities with lower price-to-book ratios and lower price-to-earnings ratios. In seeking to outperform its benchmark, the Russell 1000® Value Index, the Underlying Large Cap Fund will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Value Index, as those sectors are defined in the S&P 500. The Underlying Large Cap Fund also anticipates that

2

its individual holdings generally will be allocated so that no individual security is overweighted in the portfolio as compared to its weighting in the Russell 1000® Value Index by more than 1%, and no security is underweighted as compared to its weighting in the Russell 1000® Value Index by more than 2%.

        Each Underlying Large Cap Fund anticipates that its sector allocations, as a percentage of its common stock investments, to larger capitalized industries generally will be no more than two times that sector’s weighting in the applicable Russell 1000® Index, while its sector allocations to smaller capitalized industries generally will be no more than three times that sector’s weighting in the Russell 1000® Index. “Larger” or “smaller” capitalized industries for this purpose will be determined by the relative size of the sector within the applicable Russell 1000® Index, with any sector representing approximately 10% or more of the index being considered as a “larger” industry. Notwithstanding these sector allocation guidelines, each Underlying Large Cap Fund reserves the right to invest up to 10% of its total assets in any one sector of the applicable Russell 1000® Index; however, the Underlying Large Cap Funds are not limited to investing only 10% of total assets in any one sector if the sector allocations listed above permit a larger allocation. While the Investment Adviser anticipates that each Underlying Large Cap Fund generally will adhere to the targeted parameters described for each Underlying Large Cap Fund, the implementation may vary in particular cases, and the Investment Adviser is not required to follow any or all of these parameters in selecting securities at all times. Additionally, the Investment Adviser is not required to sell securities if their value changes and they then fall outside of these parameters.

        Reference is made to “Details About the Funds — How the Funds Invest” in the Prospectus for a discussion of the investment objective and policies of each Fund and the Underlying Funds. There can be no assurance that the investment objectives of the Funds will be realized.

        The following description provides additional information regarding the Underlying Funds and the types of investments that the Underlying Funds and the Funds may make.

Other Investment Policies, Practices and Risks

        The Funds invest in a mix of Underlying Funds, as well as directly in securities and other financial instruments. Therefore, the Funds are subject to the risks associated with their direct investments, as well as the risks associated with an investment in the Underlying Funds. Accordingly, this section “Other Investment Policies, Practices and Risks” discusses both types of risks, and the term “Investment Adviser” refers to the investment adviser of the Underlying Funds and FAM, and, unless otherwise specified, the term “Fund” refers to the Upper Tier Funds and one or more of the Underlying Funds.

        Cash Management. Generally, the Investment Adviser will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Investment Adviser, a portion of the Funds’ assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by Standard and Poor’s Rating Group (“S&P”) or, if unrated, of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Funds invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser.

        Dollar Rolls. A Fund may enter into dollar rolls, in which a Fund will sell or buy securities for delivery in the current month and simultaneously contract to repurchase or resell substantially similar (the same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities sold. In a sale of securities, a Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. In a purchase, the Fund will benefit from the difference between the current purchase price and the forward price for the future sale.

3

        Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below, or the market value of the securities subject to a Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques which can be deemed to involve leverage. At the time a Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price. A Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market.

        Short Sales. Certain of the Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale, as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

        A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

        Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

        A Fund may also make short sales “against the box” without being subject to any limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

        Cash Flows; Expenses. The ability of each Fund to satisfy its investment objective depends to some extent on the Investment Adviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Investment Adviser will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to achieve its investment objective, e.g. to replicate the total return of the Fund’s target index in the case of the Underlying Index Funds. In the case of the Underlying Index Funds, investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Underlying Index Funds. Finally, since each Underlying Index Fund seeks to replicate the total return of its target index, the Investment Adviser generally will not attempt to judge the merits of any particular security as an investment.

        Investment in Fixed-Income Securities. Because a Fund may invest in fixed-income securities, the Fund will be subject to the general risks inherent in such securities, primarily interest rate risk, credit risk and prepayment risk.

        Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. As a rule bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall,

4

bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds generally fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal. These basic principles of bond prices also apply to U.S. Government Securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

        Credit risk is the possibility that an issuer of securities held by a Fund will be unable to make payments of either interest or principal when due or will be perceived to have a diminished capacity to make such payments in the future. The credit risk of a Fund is a function of the diversification and credit quality of its underlying securities.

        A Fund may also be exposed to event risk, which includes the possibility that fixed-income securities held by a Fund may suffer a substantial decline in credit quality and market value due to issuer restructurings. Certain restructurings such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm’s existing debt securities may decline significantly. Other types of restructurings (such as corporate spinoffs or privatizations of governmental or agency borrowers or the termination of express or implied governmental credit support) may also result in decreased credit quality of a particular issuer.

        Prepayment risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the mortgage-backed securities held by a Fund may exhibit price characteristics of longer-term debt securities.

        Extension risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be repaid more slowly than anticipated. As a general rule, extensions increase during a period of rising interest rates, and decrease during a period of falling interest rates. As a result, during periods of rising interest rates, the average maturity of fixed-income securities held by a Fund may increase, thus increasing the Fund’s exposure to interest rate risk.

        Non-Diversification Risk. Each Upper Tier Fund and Underlying Index Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that each such Fund is not limited by the Investment Company Act with respect to the proportion of its assets that it may invest in securities of a single issuer. To the extent that each such Fund assumes large positions in the securities of a small number of issuers, each such Fund’s net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and each such Fund may be more susceptible to any single economic or regulatory occurrence than a diversified company. Each of the current Underlying Large Cap Funds, however, is a diversified fund.

Foreign Investment Risks

        The U.S. Government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Funds. If such restrictions should be reinstituted, it might become necessary for a Fund to invest all or substantially all of its assets in U.S. securities. In such event, a Fund would review its investment objective and investment policies to determine whether changes are appropriate.

        A Fund’s ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of a Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See “Redemption of Shares.” Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

5

Risks of Investing in Foreign Securities

        Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities traded in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

        Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

        Currency Risk. Securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. In this case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

        Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all, or substantially all, of its assets in U.S. securities.

        Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund than investment companies invested only in the United States.

6

        Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Fund could be liable to that party for any losses incurred.

        Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

        Sovereign Debt. Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

        Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Risks Associated with Portfolio Securities

        When Issued and Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Funds at the time of entering into the transaction. The Funds have not established any limit on the percentage of their assets that may be committed in connection with these transactions. When a Fund purchases securities in these transactions, a Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

        There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Funds’ purchase price. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

        Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of

7

the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

        Each Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

        144A Securities. For purposes of this section, the term “Directors” shall be deemed to mean both the Board of Directors of the Funds and the Board of Trustees of the Underlying Funds, as applicable.

        Each Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Directors. The Directors have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor the Funds’ investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

        Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Fund’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Fund will segregate liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

        There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

        The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be

8

adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

        Repurchase Agreements. Each Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government Securities, or an affiliate thereof, or with other entities which the Investment Adviser otherwise deems to be creditworthy. Under such agreements, the other party agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In a repurchase agreement, the price at which the trade is conducted does not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, as a purchaser, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

        In the event of a default under such a repurchase agreement, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. A Fund may not invest in repurchase agreements that mature in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets.

        Convertible Securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

        The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

        In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

        Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

        Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will

9

be influenced by its “conversion value,”which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

        To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

        Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

        Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”), (ii) a combination of separate securities chosen by the Investment Adviser in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.

        Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Investment Adviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

        A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value “of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

        More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Investment Adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Investment Adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Investment Adviser believes such a Manufactured Convertible would better promote a Fund’s objective than alternate investments. For example, the Investment Adviser may combine an equity feature

10

with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined “to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

        The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

        Securities Lending. Each Upper Tier Fund and Underlying Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, a Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund and Underlying Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, a Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. A Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. A Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The Funds and Underlying Fund have received an exemptive order from the Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of the Trust as lending agent. See “Portfolio Transactions and Brokerage.”

        Warrants. Warrants are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

        Borrowing and Leverage. Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. A Fund will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Investment Adviser in

11

its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

        Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

        Each Fund may at times borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

        Securities of Smaller or Emerging Growth Companies. An investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

        While smaller or emerging growth issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

        The small cap or emerging growth securities will often be traded only in the over-the-counter (“OTC”) market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities, to meet redemptions or otherwise, may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

        While the process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

        Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development which have a new technology, a unique or proprietary product or service or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long term growth to the portfolio.

        Equity securities of specific small cap issuers may present different opportunities for long term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

        Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

        Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage-backed securities differ from

12

other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

        Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the weighted average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

        To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

        There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

        Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans’ Administration (“VA”)-guaranteed mortgages.

        Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U. S. government. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Fannie Mae and Freddie Mac may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.

        Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

        Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered

13

in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Investment Adviser determines that the securities meet a Fund’s quality standards.

Strategies Involving Options, Futures, Swaps, Indexed Instruments and Foreign Exchange Transactions

        A Fund may also invest in derivative instruments that it believes may serve as substitutes for individual securities in an attempt to broadly represent a particular market, market segment or index, as the case may be. The derivative instruments in which a Fund may invest include the purchase and writing of options on securities indices and the writing of covered call options on stocks or derivative instruments correlated with an index or components of the index rather than securities represented in that index. Each Fund will normally invest a substantial portion of its assets in options and futures contracts correlated with an index representing the Fund’s particular market segment or index. A Fund may also utilize options on futures, swaps and other indexed instruments and convertible bonds. Derivatives may be employed as a proxy for a direct investment in securities underlying the relevant index. Options, futures and other derivative instruments may also be employed to gain market exposure quickly in the event of subscriptions, provide liquidity, to invest uncommitted cash balances, for bona fide hedging purposes and in connection with short-term trading opportunities. A Fund may also use derivatives in connection with the investment strategy that seeks to profit from differences in price when the same (or similar) security, currency or commodity is traded in two or more markets.

        A Fund may use derivatives for hedging purposes. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund investing in the derivative or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by such Fund, in which case any losses on the holdings being hedged may not be reduced. A Fund is not required to use hedging and may choose not to do so.

        In addition, a Fund may engage in futures contracts on foreign currencies in connection with certain foreign security transactions and as an efficient and less costly way of emphasizing or de-emphasizing investment in particular countries represented in its particular market segment.

        The Investment Adviser will choose among the foregoing instruments based on its judgment of how best to meet each Fund’s goals. In connection therewith, the Investment Adviser will assess such factors as current and anticipated securities prices, relative liquidity and price levels in the options, futures and swap markets compared to the securities markets, and a Fund’s cash flow and cash management needs.

Indexed Securities

        A Fund may invest in securities the potential return of which is based on an index. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. Indexed securities involve credit risk, and certain indexed securities may involve leverage risk and liquidity risk. A Fund may invest in indexed securities for bona fide hedging purposes, including anticipatory hedging. When used for hedging purposes, indexed securities involve correlation risk.

        A Fund may use derivative instruments and trading strategies including the following:

Options on Securities and Securities Indices

        Types of Options. Each Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing

14

corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater credit risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

        Put Options. Each Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

        Each Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Fund will receive a premium for writing a put option, which increases the Fund’s return. A Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions. Each Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

        Call Options. Each Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

        Each Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

        Each Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker dealer through

15

which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Futures

        Each Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, a Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

        The sale of a futures contract limits a Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the future contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

        The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

        A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund would enter into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

        Each Fund’s Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to CEA Rule 4.5. The Investment Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and each Portfolio is operated so as not to be deemed to be a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions

        A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in which its portfolio holdings are denominated against

16

the U.S. dollar. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Fund are considered to constitute hedging transactions and are consistent with the policies described above. No Fund will attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions

        Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve correlation, credit and liquidity risk.

Swaps

        The Upper Tier Funds and Underlying Index Funds are authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities, including, but not limited to, in circumstances in which direct investment is restricted by local laws or is otherwise impractical.

        A Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund’s net assets.

        Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that a Fund will not be able to meet its payment obligations to the counterparty. The Fund, however, will deposit in a segregated account with its custodian, liquid securities, cash or cash equivalents, or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies, may limit the Fund’s ability to use swap

17

agreements. The swaps market is largely unregulated. It is possible that development in the swap market, including potential government regulation, could adversely affect each Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Risk Factors in Derivatives

        The Funds may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the S&P 500 or the prime lending rate). Derivatives allow each Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

        Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to a Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation risk — the risk that changes in the value of a derivative will not match the changes in the Fund’s portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

        The Funds intend to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or a Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

        Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses which exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.

        Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

        Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize the risk that a counterparty will become

18

bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Merger Transaction Risk

        A Fund may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, the Fund would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Fund for the target company’s stock. However, a Fund is subject to the risk that the merger transaction may be canceled, delayed or restructured, in which case the Fund’s holding of the target company’s stock may not result in any profit for the Fund and may lose significant value.

Additional Limitations on the Use of Derivatives

        The Funds may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

        Other Special Considerations. A Fund may, without limit, make short term investments, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity securities when the Fund believes it is advisable to do so (on a temporary defensive basis). Short term investments and temporary defensive positions may limit the potential for growth in the value of shares of each Fund.

        Investment in Other Investment Companies. Each Upper Tier Fund and Underlying Fund may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. Each Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. The restrictions set forth above do not apply to investments by an Upper Tier Fund in one or more Underlying Funds.

Suitability

        The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund, the Investment Adviser or its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in any Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Information Concerning the Indices

Russell 1000® Growth Index (Master Large Cap Growth Portfolio)

        The Russell 1000® Growth Index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with greater than average growth orientation. The Russell 1000® Index is an index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

19

Russell 1000® Value Index (Master Large Cap Value Portfolio)

        The Russell 1000® Value Index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price to book ratio and lower forecasted growth.

Standard and Poor’s 500 Index (Master S&P 500 Index Series)

        The S&P 500 is composed of 500 common stocks issued by U.S. large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. large capitalization stocks. The S&P 500 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. Currently, the largest stocks in the S&P 500 have an effect on the performance of the index that is many times greater than the effect of the other stocks in the index. The stocks in the S&P 500 are chosen by the S&P, a division of the McGraw-Hill Companies, Inc. S&P chooses stocks for inclusion in the S&P 500 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors.

Standard & Poor’s Mid Cap 400 Index (Master Mid Cap Index Series)

        The Standard & Poor’s Mid Cap 400 Index (“S&P 400”) is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. The stocks in the S&P 400 are chosen by S&P. S&P chooses stocks for inclusion in the S&P 400 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors.

Lehman Brothers Aggregate Bond Index (Master Aggregate Bond Index Series)

        The Lehman Brothers Aggregate Bond Index (the “Aggregate Bond Index”) is composed primarily of dollar-denominated investment grade bonds in the following classes: U.S. Treasury and agency securities, U.S. corporate bonds, foreign corporate bonds, foreign sovereign debt (debt securities issued or guaranteed by foreign governments and governmental agencies), supranational debt (debt securities issued by entities, such as the World Bank, constituted by the governments of several countries to promote economic development) and mortgage-backed securities with maturities greater than one year. Corporate bonds contained in the Aggregate Bond Index represent issuers from various industrial sectors.

Russell 2000® Index (Master Small Cap Index Series)

        The Russell 2000® Index (the “Russell 2000”) is composed of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. A company’s stock market capitalization is the total market value of its outstanding shares.

Morgan Stanley Capital International Europe, Asia and Far East Capitalization Weighted Index (Master International Index Series)

        The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country’s relative market capitalizations, and not its gross domestic product, which means that the index contains more companies from countries with the largest capital markets (like Japan and the United Kingdom) and these countries have the most effect on the index’s performance. The stocks in the EAFE Index are chosen by Morgan Stanley & Co., Incorporated (“MSCI”). MSCI chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the international

20

markets. MSCI’s selection of a stock for the EAFE Index does not mean that MSCI believes the stock to be an attractive investment.

Additional Information Concerning Certain of the Indices

        S&P 500 and S&P 400. “Standard & Poor’s® ,” “S&P® ,” “S&P 500® ,” “S&P MidCap 400 Index® ,” “Standard & Poor’s 500,” “Standard & Poor’s MidCap 400 Index,” “500” and “400” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the applicable Underlying Fund. The Master S&P 500 Index Series and Master Mid Cap Index Series are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” or “S&P”). Standard & Poor’s makes no representation regarding the advisability of investing in the Funds. Standard & Poor’s makes no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 and the S&P 400 to track general stock market performance. Standard & Poor’s only relationship to the Funds is the licensing of certain trademarks and trade names of Standard & Poor’s and of the S&P 500 and S&P 400 which is determined, composed and calculated by Standard & Poor’s without regard to the Funds. Standard & Poor’s has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing or calculating the S&P 500 and the S&P 400. Standard & Poor’s is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of shares of the Funds or in the determination or calculation of the equation by which the Funds is to be converted into cash. Standard & Poor’s has no obligation or liability in connection with the administration, marketing or trading of the Funds.

        Standard & Poor’s does not guarantee the accuracy and/or the completeness of the S&P 500 and the S&P 400 or any data included therein and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by the Funds, owners of shares of the Funds, or any other person or entity from the use of the S&P 500 and the S&P 400 or any data included therein. Standard & Poor’s makes no express or implied warranties and expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the S&P 500 and the S&P 400 or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

        Russell 2000. The Master Small Cap Index Series is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Master Small Cap Index Series nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

        Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular Fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

        Frank Russell Company’s publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

        EAFE Index. The EAFE Index is the exclusive property of Morgan Stanley. The EAFE Index is a service mark of Morgan Stanley Group Inc. and has been licensed for use by the Investment Adviser and its affiliates.

        The Master International Index Series is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Funds or

21

any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and the EAFE Index. Morgan Stanley has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds is redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the Funds in connection with the administration, marketing or trading of the Funds.

        Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of the Fund, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Investment Restrictions

        The Corporation, on behalf of each Fund, has adopted restrictions and policies relating to the investment of each Fund’s assets and its activities. Certain of the restrictions are fundamental policies of a Fund and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund’s shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Corporation has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval. None of the following fundamental or non-fundamental investment restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company.

        Set forth below are each Fund’s fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

        Under the fundamental investment restrictions, a Fund may not:

1. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

2. Make investments for the purpose of exercising control or management. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

3. Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

4. Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Corporation’s Registration Statement, as it may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Corporation by the Securities and Exchange Commission.

5. Issue senior securities to the extent such issuance would violate applicable law.

6. Borrow money, except that (i) each Fund may borrow from banks in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets

22

for temporary purposes, (iii) each Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law. No Fund may pledge its assets other than to secure such borrowings or, to the extent permitted by a Fund’s investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies.

7. Underwrite securities of other issuers except insofar as a Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

8. Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Corporation’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the non-fundamental investment restrictions, a Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Corporation’s Registration Statement.

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more that 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Corporation has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors of the Corporation are not subject to the limitations set forth in this investment restriction.

(d) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

(e) With respect to the Merrill Lynch All-Equity Fund, materially change the strategic target allocation of 100% of assets in equity securities (with a range of 95% — 100%) and 0% in fixed-income securities and cash equivalents (with a range of 0% — 5%), unless the Fund provides shareholders with at least 60 days’ prior written notice of such change.

        Except with respect to restriction (6), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

        For purposes of investment restriction (1) above, the Fund uses the classifications and sub-classifications of Morgan Stanley Capital International Index as a guide to identify industries.

        The Underlying Funds have certain investment restrictions that may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental restrictions and policies listed above. The investment restrictions of the Underlying Funds are set forth in their respective Statements of Additional Information.

        Portfolio securities of the Underlying Funds and Funds generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

        The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the corporation has adopted an investment policy pursuant to which no Fund will purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by such Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund’s existing

23

OTC options on futures contracts exceeds 15% of the net assets of the Fund taken at market value, together with all other assets of such Fund which are illiquid are not otherwise readily marketable. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if a Fund has the unconditional contractual right to repurchase such OTC option form the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Board of Directors of the Corporation without the approval of the shareholders. However, the Board of Directors of the Corporation will not change or modify this policy prior to the change or modification by the Commission staff of its position.

        In addition, although each Fund is classified as a non-diversified fund under the Investment Company Act and is not subject to the diversification requirements of the Investment Company Act, each Fund is required to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). These requirements include limiting a Fund’s investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund’s total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The U.S. Government, its agencies and instrumentalities and other regulated investment companies (such as the Underlying Funds) are not included within the definition of “issuer” for purposes of the diversification requirements of the Code.

Portfolio Turnover

        Each Fund may engage in a substantial number of portfolio transactions. The rate of portfolio turnover will be a limiting factor when the Investment Adviser considers whether to purchase or sell securities for a Fund or shares of the Underlying Index Funds only to the extent that the Investment Adviser will consider the impact of transaction costs on a Fund’s tracking error when compared to the Underlying Fund’s market segment or index, as applicable. Changes in the securities comprising a Fund’s market segment will tend to increase that Fund’s portfolio turnover rate, as the Investment Adviser restructures the Fund’s holding to reflect the changes in the market segment. The portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities by the average net asset value of the Fund. High portfolio turnover involves correspondingly greater brokerage commissions for a Fund investing in equity securities and other transaction costs which are borne directly by a Fund. A high portfolio turnover rate may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. The portfolio turnover rate for the Growth and Income Fund went from 13.77% for the fiscal year ended December 31, 2003 to 1.07% for the fiscal year ended December 31, 2004, the portfolio turnover rate for the All-Equity Fund went from 5.28% for the fiscal year ended December 31, 2003 to 5.92% for the fiscal year ended December 31, 2004 and the portfolio turnover rate for the Long-Term Growth Fund went from 9.13% for the fiscal year ended December 31, 2003 to 4.05% for the fiscal year ended December 31, 2004.

MANAGEMENT OF THE FUND

Directors and Officers

        The Directors of the Corporation consist of six individuals, five of whom are not “interested persons” of the Corporation as defined in the Investment Company Act (“non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

        Each non-interested Director is a member of the Corporation’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Corporation’s independent accountants, including the resolution of disagreements regarding financial reporting between Corporation management and such independent accountants. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Corporation, (ii) discuss with the independent accountants certain matters relating to the Corporation’s financial statements,

24

including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Corporation’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Corporation’s accounting and financial reporting policies and practices and internal controls and the Corporation management’s responses thereto. The Board of the Corporation has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist them in connection with these duties. The Audit Committee met four times during the fiscal year ended December 31, 2004.

        Each non-interested Director is also a member of the Corporation’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Corporation and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Corporation’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Corporation that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee met four times during the Corporation’s fiscal year ended December 31, 2004.

        Biographical Information. Certain biographical and other information relating to the non-interested Directors is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser, MLIM, and their affiliates (“MLIM/FAM-advised funds”), and other public directorships.

Name, Address* and Age of Director	Position(s) With the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Donald W. Burton (61)	Director	Director since 2002

General Partner of The Burton Partnership, Limited Partnership (an Investment Partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Committee of the Florida State Board of Administration since 2001.

				23 registered investment companies consisting of 42 portfolios	Knology, Inc. (telecommuni-cations); Symbion, Inc. (healthcare)

Laurie Simon Hodrick (42)	Director	Director since 1999

Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998.

				23 registered investment companies consisting of 42 portfolios	None

David H. Walsh (62)	Director	Director since 2003

Consultant with Putnam Investments from 1993 to 2003 and employed in various capacities therewith from 1973 to 1992; Director, The National Audubon Society since 1998; Director, The American Museum of Fly Fishing since 1997.

				23 registered investment companies consisting of 42 portfolios	None
25

Name, Address* and Age of Director	Position(s) With the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
John F. O’Brien (61)	Director	Director since 2005

President and Chief Executive Officer of Allmerica Financial Corporation (financial services holding company) from 1995 to 2002 and Director from 1995 to 2003; President of Allmerica Investment Management Co., Inc. (investment adviser) from 1989 to 1990, Director from 1989 to 2002 and Chairman of the Board from 1989 to 1990; President, Chief Executive Officer and Director of First Allmerica Financial Life Insurance Company from 1989 to 2002; and Director of various other Allmerica Financial companies until 2002; currently Director and member of the Governance/Nominating and Compensation Committee of ABIOMED, Director and member of the Audit Committee and the Governance and Nomination Committee of Cabot Corporation, Director and member of the Audit Committee and Compensation Committee of LKQ Corporation, and Lead Director of TJX Companies, Inc.; Corporator of the Worcester Art Museum since 1990; Trustee of the Woods Hole Oceanographic Institute since 2003.

				23 registered investment companies consisting of 42 portfolios	ABIOMED (medical device manufacturer); Cabot Corporation (manufactur-ing); LKQ Corporation (auto parts manufactur-ing); TJX Companies, Inc. (retailer)

Fred G. Weiss (63)***	Director	Director since 1999

Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of Michael J. Fox Foundation for Parkinson’s Research; Director of BTG International PLC (a global technology commercialisation company) since 2001.

				23 registered investment companies consisting of 42 portfolios	Watson Pharmaceutical, Inc.

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Corporation’s by-laws, or charter or by statute.
***	Chairman of the Board and the Audit Committee.

26

        Certain biographical and other information relating to the Director who is an officer and an “interested person” of the Corporation as defined in the Investment Company Act (the “interested Director”) and to the other officers of the Corporation is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorships held:

Name, Address* and Age	Position(s) With the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr. (50)***	President and Director****	President and Director since 2005

President of MLIM/FAM-advised funds since 2005; President of MLIM and FAM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

				124 registered investment companies consisting of 163 portfolios	None

Philip Green (41)	Vice President	Vice President since 2003

Managing Director of MLIM since 1999; Managing Director and Portfolio Manager of Global Institutional Services at Bankers Trust from 1997 to 1999; Vice President of Quantitative Equities at Bankers Trust in 1996; Vice President of Asset Allocations Strategies at Bankers Trust from 1994 to 1996; Vice President of Foreign Exchange and Currency Overlay Strategies at Bankers Trust from 1988 to 1999.

				1 registered investment companies consisting of 3 portfolios	None

Donald C. Burke (44)	Vice President and Treasurer	Vice President and Treasurer since 1999

First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.

				126 registered investment companies consisting of 165 portfolios	None

27

Name, Address* and Age	Position(s) With the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Jeffrey Hiller (53)	Chief Compliance Officer	Chief Compliance Officer since 2004

Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Chief Compliance Officer of the IQ Funds since 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission’s Division of Enforcement in Washington, D.C. from 1990 to 1995.

				127 registered investment companies consisting of 166 portfolios	None

Alice A. Pellegrino (45)	Secretary	Secretary since 2004	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and Princeton Services since 2004.	124 registered investment companies consisting of 163 portfolios	None

*	The address for each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of the Corporation.
***	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of the Corporation based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators.
****	As a Director, Mr. Doll serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Corporation’s by-laws, or charter or by statute.

        Share Ownership. Each Director’s share ownership in the Fund and in all funds in the Merrill Lynch family of funds overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2004 is set forth in the chart below:

Aggregate Dollar Range of Equity in the
Name	Merrill Lynch Growth and Income Fund	Merrill Lynch Long-Term Growth Fund	Merrill Lynch All-Equity Fund	Aggregate Dollar Range of Securities in All Supervised Merrill Lynch Funds
Interested Director:
Robert C. Doll, Jr.	None	None	None	over $100,000
Non-Interested Directors:
Donald W. Burton	None	None	None	over $100,000
Laurie Simon Hodrick	None	None	None	$10,001 — $50,000
John F. O’Brien	None	None	None	None
David H. Walsh	None	None	None	over $100,000
Fred G. Weiss	None	None	None	over $100,000

        The Directors may purchase Class I shares of a Fund at net asset value.

        As of April 1, 2005, the officers and Directors of the Corporation as a group owned an aggregate of less than 1% of the outstanding shares of any of the Funds. As of December 31, 2004, none of the non-interested Directors or their immediate family members owned beneficially or of record any securities of Merrill Lynch & Co., Inc. (“ML & Co.”).

28

Compensation of Directors

        The Corporation pays each non-interested Director a combined fee for service on the Board and the Audit Committee of $2,000 per year plus a fee of $250 per in-person Board meeting attended and $250 per in-person Audit Committee meeting attended. The Chairman of the Audit Committee is paid an additional annual fee of $500. The Corporation reimburses each non-interested Director for his or her out-of-pocket expenses relating to attendance at Board and Audit Committee meetings.

        The following table shows the aggregate compensation earned from the Funds by the non-interested Directors and the aggregate compensation paid to them by all MLIM/FAM-advised funds in each case for the calendar year ended December 31, 2004.

Name	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Corporation Expenses	Aggregate Compensation From the Corporation and MLIM/FAM- Advised Funds Paid to Directors**
Donald W. Burton	$4,150	None	$195,500
M. Colyer Crum*	$4,650	None	$169,125
Laurie Simon Hodrick	$4,150	None	$195,500
John F. O’Brien†	$ 0	None	$ 20,917
David H. Walsh	$4,150	None	$195,500
Fred G. Weiss††	$4,150	None	$195,500

*	Prof. Crum retired as a Director effective January 1, 2005. He served as Chairman of the Audit Committee until December 31, 2004.
**	For the number of MLIM/FAM-advised funds from which each director receives compensation, see the table beginning on page 25.
†	Mr. O’Brien became a Director effective February 28, 2005.
††	Chairman of the Board and the Audit Committee.

Management and Advisory Arrangements

        Management Services. The Investment Adviser provides the Funds with investment advisory and management services. Subject to the supervision of the Directors, the Investment Adviser provides day to day advice as to each Fund’s investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Funds may invest; and (b) the percentage of each Fund’s assets to be invested in each Underlying Fund and the strategic target allocation ranges between the equity market segment and the fixed-income segment. The responsibility for making decisions to buy, sell or hold a particular security or invest in a particular Underlying Fund rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Funds.

        Management Fee. The Corporation on behalf of each Fund has entered into an investment advisory agreement with the Investment Adviser (the “Investment Advisory Agreement”), pursuant to which the Investment Adviser receives for its asset allocation services to each Fund monthly compensation at the annual rate of 0.15% of the average daily net assets of each Fund.

        The table below sets forth information about the total investment advisory fees paid by the Funds to the Investment Adviser, and any amount voluntarily waived by the Investment Adviser, for the periods indicated.

Period	Merrill Lynch Growth and Income Fund	Merrill Lynch Long-Term Growth Fund	Merrill Lynch All-Equity Fund

Fiscal year ended December 31, 2004
Contractual Amount	$ 70,140	$113,002	$75,668
Amount waived (if applicable)	$ 0	$ 0	$ 0
Fiscal year ended December 31, 2003
Contractual Amount	$ 62,597	$ 97,017	$68,790
Amount waived (if applicable)	$ 0	$ 0	$ 0
Fiscal year ended December 31, 2002
Contractual Amount	$116,115	$107,133	$83,361
Amount waived (if applicable)	$ 26,723	$ 29,197	$23,865

29

        Payment of Fund Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Corporation connected with investment and economic research, trading and investment management of the Funds, as well as the fees of those Directors of the Corporation who are interested persons of the Corporation. Each Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund including, among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by FAM Distributors, Inc.(the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Directors who are not interested persons of the Corporation as defined in the Investment Company Act (the “non-interested Directors”); accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Corporation. Certain accounting services are provided for the Funds by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Corporation. The Funds pay a fee for these services. In addition, the Funds reimburse the Investment Adviser for other accounting services. The Distributor will pay certain promotional expenses of the Corporation incurred in connection with the continuous offering of shares of each of the Funds. Certain expenses will be financed by a Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

        Organization of the Investment Adviser. Fund Asset Management, L.P. is a Delaware limited partnership. The partners of FAM are Merrill Lynch & Co., Inc. (“ML & Co.”), a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), and Princeton Services, Inc. (“Princeton Services”). ML & Co. and Princeton Services are “controlling persons” of FAM (as defined under the Investment Company Act) because of their ownership of FAM’s voting securities or their power to exercise a controlling influence over FAM’s management or policies.

        Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Directors of the Corporation or, with respect to any Fund, by the vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Directors of the Corporation who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated with respect to a Fund without penalty on 60 days’ written notice at the option of either party or with respect to a Fund by vote of a majority of the outstanding voting securities of such Fund.

        In connection with its consideration of the Investment Advisory Agreement, the Board of Directors of the Corporation compared each Fund’s advisory fee rates and expense ratios to those of comparable funds. The Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Funds by the Investment Adviser under the Investment Advisory Agreement, as well as other services to be provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provide these services (as set forth in the Prospectus and this Statement of Additional Information). In addition to investment advisory services, the Investment Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds. Based on their experience as directors of the Corporation and a number of other funds advised by the FAM or its affiliates, the Directors concluded that the services provided in all areas were of a high level and that the Funds benefit from those services. The Board also considered the Investment Adviser’s costs of providing services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Funds. In connection with the Investment Advisory Agreement, the benefits considered by the Board included not only the Investment Adviser’s compensation for investment advisory services and the Funds’ profitability to the Investment Adviser under the Investment Advisory Agreement, but also compensation paid to the Investment Adviser or its affiliates for other, non-advisory, services provided to the Fund. The Board also considered the Investment Adviser’s access to research services from brokers to which the Investment Adviser may have allocated Fund brokerage in a “soft dollar” arrangement. The Board also considered the administrative services provided by and the compensation paid to FAM as the Fund’s administrator under the Administration Agreement.

30

        In reviewing the Investment Advisory Agreement, the Board focused on all relevant factors, including the experience, resources and strengths of the Investment Adviser and its affiliates in managing investment companies, including the Funds, that invest in other mutual funds and in U.S. and foreign equity and debt securities. In particular, the Board considered the experience of each Fund’s management team in analyzing and investing in such securities and in managing other unregistered pooled investment vehicles that invest in other funds. The Board concluded that the Investment Adviser has a high level of expertise in managing the types of investments used by the Funds and that the Funds benefit from that expertise. The Directors, based on their experience as directors of other investment companies managed by the Investment Adviser and its affiliates as well as of the Funds, also focused on the quality of the compliance and administrative staff at the Investment Adviser. The Board noted that, in addition to the analysts and compliance personnel dedicated to the equity management group, the Investment Adviser also has a separate administrative legal and compliance staff to ensure a high level of quality in the compliance and administrative services provided to the Funds.

        In connection with its consideration of the Investment Advisory Agreement, the Board placed significant emphasis on each Fund’s advisory fee rate and expense ratios as compared to those of comparable open end funds as provided by Lipper Inc. The Board compared each Fund’s advisory fee rate and expense ratios to those of comparable funds. The Board took into account the various services provided to each Fund by the Investment Adviser and its affiliates, including the services required to manage portfolios that invest in both other mutual funds and directly in U.S. and foreign equity and debt securities. The Board reviewed each Fund’s contractual advisory fee and noted that the total fee for each of Merrill Lynch Strategy All Equity and Merrill Lynch Strategy Growth and Income was somewhat above the median, and Merrill Lynch Strategy Long Term Growth was equal to the median. The Board also noted that each Fund’s actual advisory fee rate, including the management and administrative components and the effects of any fee waivers, was also somewhat above the median compared to other funds in its category. The Board also reviewed the Fund’s overall expenses and compared them to other funds in the category and determined that each of Merrill Lynch Strategy All Equity’s and Merrill Lynch Strategy Growth and Income’s expenses were somewhat higher than the median, and Merrill Lynch Strategy Long Term Growth was at the median. The Board concluded, however, that given the nature of each Fund’s investment strategy, including investment in other mutual funds and the administrative requirements of monitoring and managing such investments, each Fund’s expenses were reasonable compared to those of the of other, similar funds. Finally, the Board reviewed each Fund’s historical performance. Merrill Lynch Strategy All Equity’s performance was in the first or high second quartile for all periods measured. Merrill Lynch Strategy Growth and Income’s performance was in the second or third quartile for all periods measured, and Merrill Lynch Strategy Long Term Growth’s performance was in the fourth quartile for one year performance, but in the second quartile for three year performance. The Board determined that the Funds compared well to that of other similarly managed funds overall. Based on the information reviewed and its discussions, the Board, including all of the non-interested Directors, concluded that the advisory fee rate was reasonable in relation to the services provided to the Funds by the Investment Adviser as well as the costs and benefits gained by the Investment Adviser in providing such services.

        The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Fund’s assets. The Board determined that the current advisory fee structure was reasonable and that changes were not currently necessary. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

        The Underlying Funds. FAM also serves as the investment adviser to each Underlying Fund pursuant to a management agreement with each Underlying Fund. The investment adviser to each Underlying Fund provides each Underlying Fund with investment advisory and management services. Subject to the supervision of the Board of Directors, the investment adviser to each Underlying Fund is responsible for the actual management of each Underlying Fund’s portfolio and constantly reviews the Underlying Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the investment adviser to each Underlying Fund. The investment adviser to each Underlying Fund performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Underlying Fund.

        The management agreement with each Underlying Fund obligates the investment adviser of the Underlying Funds to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Underlying Funds connected with investment and economic research, trading and investment management of the Underlying Funds, as well as the fees of all directors who are affiliated persons of the investment adviser to the Underlying Fund or any of its affiliates. Each Underlying Fund pays, or causes to be paid, all other expenses incurred in the operation of the Underlying Fund (except to the extent paid by the Distributor), including,

31

among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates (if any), shareholder reports and copies of the registration statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and expenses of non-interested Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Underlying Fund. The Distributor will pay certain promotional expenses of the Underlying Funds incurred in connection with the continuous offering of shares of each of the Underlying Funds. Certain accounting services are provided to each Underlying Fund by its investment adviser to the Underlying Funds, and the Underlying Fund reimburses the investment adviser to the Underlying Fund or its affiliate for such services.

Information Regarding the Portfolio Manager

        Philip Green is the Funds’ portfolio manager and is primarily responsible for the day-to-day management of the Funds’ portfolio.

Other Funds and Accounts Managed

        The following table sets forth information about funds and accounts other than the Funds for which the Funds’ portfolio manager is primarily responsible for the day-to-day portfolio management as of the Funds’ fiscal year ended December 31, 2004.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets

Philip Green	2	$124,392,392	0	$0	0	$0

Portfolio Manager Compensation

        The portfolio manager compensation program of the Investment Adviser and its affiliates (collectively, herein “MLIM”) is critical to MLIM’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation Program

        The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary

        Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

        MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

        To that end, the portfolio manager incentive compensation is derived based on the portfolio manager’s performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager’s compensation can be based on MLIM’s investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which

32

individuals exemplify and foster Merrill Lynch’s principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus

        Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus

        A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of Merrill Lynch & Co., Inc. (the “Company”). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

        The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives.

        Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the Company’s performance. Portfolio managers therefore have a direct incentive to protect the Company’s reputation for integrity.

Other Benefits

        Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Potential Material Conflicts of Interest

        Real, potential or apparent conflicts of interest may arise when the portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

        Certain investments may be appropriate for a Fund and also for other clients advised by MLIM and its affiliates, including other client accounts managed by a Fund’s portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Fund may differ from the results achieved by other clients of MLIM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM to be equitable to each. MLIM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for a Fund may be combined with those of other clients of MLIM and its affiliates in the interest of achieving the most favorable net results to the Funds.

        To the extent that a Fund’s portfolio manager has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his time and attention among relevant accounts.

        In some cases, a real, potential or apparent conflict may also arise where (i) MLIM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Fund’s portfolio manager owns an interest in one fund or account he manages and not another.

33

Fund Ownership

        The following table sets forth the dollar range of equity securities of each Fund beneficially owned by the portfolio manager(s) as of the fiscal year ended December 31, 2004.

Portfolio Manager	Fund	Dollar Range

Philip Green	Merrill Lynch Strategy Growth & Income Fund	None

	Merrill Lynch Strategy Long-Term Growth Fund	None

	Merrill Lynch Strategy All-Equity Fund	$50,001-$100,000

Administration Arrangements

        The Corporation has entered into an administration agreement with the Investment Adviser (the “Administration Agreement”). As discussed in the Prospectus, the Investment Adviser receives for its services to the Funds under the Administration Agreement monthly compensation at the annual rate of 0.35% of the average daily net assets of each Fund.

        The table below sets forth information about the total administrative fees paid by the Funds to the Investment Adviser, and any amount voluntarily waived by the Investment Adviser for the periods indicated.

Period	Merrill Lynch Growth and Income Fund	Merrill Lynch Long-Term Growth Fund	Merrill Lynch All-Equity Fund

Fiscal year ended December 31, 2004
Contractual Amount	$163,660	$263,671	$176,558
Amount Waived	$ 0	$ 0	$ 0
Fiscal year ended December 31, 2003
Contractual Amount	$146,061	$226,373	$160,176
Amount Waived	$ 0	$ 0	$ 0
Fiscal year ended December 31, 2002
Contractual Amount	$270,936	$249,976	$194,510
Amount Waived	$ 81,006	$ 68,127	$ 55,685

        The Administration Agreement obligates the Investment Adviser to provide certain management and administrative services to the Corporation and the Funds and to pay, or cause its affiliate to pay, for maintaining its staff and personnel necessary to perform its obligations under the Administration Agreement and to provide office space, facilities and necessary personnel for the Corporation. Under the Administration Agreement, the Investment Adviser is also obligated to pay, or cause its affiliate to pay, the compensation of those officers and directors of the Corporation who are affiliated persons of the Investment Adviser or any of its affiliates. The Corporation pays, or causes to be paid, all other expenses incurred in the operation of the Corporation and the Funds (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and actual out-of-pocket expenses of unaffiliated directors of the Corporation who are not affiliated persons of the Investment Adviser or of an affiliate of the Investment Adviser, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Corporation or a Fund. The Distributor will pay certain of the expenses of the Funds incurred in connection with the continuous offering of their shares. Certain accounting services are provided to the Corporation and the Funds by the Investment Adviser and the Corporation reimburses the Investment Adviser for its costs in connection with such services.

        Duration and Termination. Unless earlier terminated as described below, each Investment Advisory Agreement and, if applicable, each Sub-Advisory Agreement and Administration Agreement will remain in effect

34

from year to year with respect to each Fund if approved annually (a) by the Board or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Each Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

        Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund currently pays between $16.00 and $20.00 for each Class A or Class I shareholder account, between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of services required and $16.00 for each Class R shareholder account. Each Fund also reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Funds AdvisorSM (“MFA”) Program. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

        The table below sets forth information about the total amounts paid by the Funds to the Transfer Agent for the periods indicated.

Fund	Fiscal year ended December 31, 2004	Fiscal year ended December 31, 2003	Fiscal year ended December 31, 2002

Merrill Lynch Strategy Growth & Income Fund	$111,699	$53,249	$ 55,420

Merrill Lynch Strategy Long-Term Growth Fund	$103,144	$84,645	$ 84,680

Merrill Lynch Strategy All-Equity Fund	$ 89,778	$86,087	$110,683

        Accounting Services. The Corporation has entered into an agreement with State Street pursuant to which State Street provides certain accounting services to the Funds. The Funds pay a fee for these services. The Investment Adviser also provides certain accounting services to the Funds, and the Funds reimburse the Investment Adviser for these services.

        The table below shows the amounts paid by the Funds to State Street and to the Investment Adviser for accounting services for the periods indicated:

Merrill Lynch Growth and Income Fund, Merrill Lynch Long-Term Growth Fund and
Merrill Lynch All-Equity Fund

Fiscal year ended December 31,	Paid to State Street	Paid to the Investment Adviser

2004	$190,437	$ 3,598
2003	$169,210	$ 3,397
2002	$290,707	$16,779

        Distribution Expenses. The Corporation, on behalf of each Fund, has entered into a distribution agreement with FAM Distributors Inc. in connection with the continuous offering of each class of shares of the Funds (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

35

Code of Ethics

        The Directors and the Board of Directors of each Underlying Fund have approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Corporation, the Underlying Funds, the Investment Adviser and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the underlying funds.

Selective Disclosure of Portfolio Holdings

        Pursuant to policies and procedures adopted by the Funds and the Investment Adviser, the Funds and the Investment Adviser may, under certain circumstances as set forth below, make selective disclosure with respect to the Funds’ portfolio holdings. The Funds’ Board of Directors has approved the adoption by the Funds of the policies and procedures set forth below, and has delegated to the Investment Adviser the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board provides ongoing oversight of the Funds’ and Investment Adviser’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Funds’ Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these polices and procedure, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Funds, and any changes thereto, and an annual review of the operation of the policies and procedures.

        Examples of the information that may be disclosed pursuant to a Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and a Fund investment adviser’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Funds may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Funds’ shares, affiliates of the Funds, third party service providers to the Funds, lenders to the Funds, and independent rating agencies and ranking organizations. The Funds, the Investment Adviser and it affiliates receive no compensation or other consideration with respect to such disclosures.

        Subject to the exceptions set forth below, Confidential Information relating to a Fund may not be disclosed to persons not employed by the Investment Adviser or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site, including our web site at www.mutualfunds.ml.com. If the Confidential Information has not been publicly disclosed, an employee of the Investment Adviser who wishes to distribute Confidential Information relating to a Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Investment Adviser will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Investment Adviser’s Legal department in which he/she (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of the an attorney in the Investment Adviser’s Legal department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Investment Adviser’s Legal department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Investment Adviser’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Funds’ shareholders. In connection with day-to-day portfolio management, a Fund may disclose Confidential Information to executing brokers-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings. Each Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Investment Adviser’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Funds’shareholders,

36

and that any conflicts of interest created by release of the Confidential Information have been addressed by the Investment Adviser’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Services Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

        Confidential Information — whether or not publicly disclosed — may be disclosed to Fund Directors, the independent Directors’ counsel, outside counsel to the Funds, the Fund’s accounting services provider and the Fund’s independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Funds’ Chief Compliance Officer or the Investment Adviser’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving a Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either a Fund’s and Investment Adviser’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

        The Investment Adviser has entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

Fund’s Board of Directors
Fund’s Transfer Agent
Fund’s Independent Registered Public Accounting Firm
Fund’s accounting services provider — State Street Bank and Trust Company
Fund Custodian
Independent Rating Agencies — Morningstar, Inc. and Lipper Inc.
Information aggregators — Wall Street on Demand and Thomson Financial
Sponsors of 401(k) plans that include MLIM/FAM-advised funds — E.I. Dupont de Nemours and Company, Inc.
Consultants for pension plans that invest in MLIM/FAM-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services

        Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. The Board of Directors has a fiduciary duty as directors to act in the best interests of each Fund and its shareholders. Selective disclosure is made to the Funds’ Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Funds. Selective disclosure is made to the Funds’ Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Funds, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Investment Adviser’s Legal department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

        The Funds and the Investment Adviser monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Funds’ and Investment Adviser’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Investment Adviser’s compliance personnel under the supervision of the Funds’ Chief Compliance Officer, monitor the Investment Adviser’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Investment Adviser maintains an internal restricted list to prevent trading by the personnel of the Investment Adviser or its affiliates in securities — including securities held by a Fund — about which the Investment Adviser has Confidential Information. There can be no assurance, however, that a Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

        Activities of the Investment Adviser, Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their Affiliates (collectively, “Merrill Lynch”) and Other Accounts Managed by Merrill Lynch. Merrill Lynch is a worldwide, full service investment banking, broker-dealer, asset management and financial

37

services organization. As a result, Merrill Lynch (including, for these purposes, its directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Funds, is engaged in businesses and has interests other than that of managing the Funds. These are considerations of which investors in the Funds should be aware, and which may cause conflicts of interest that could disadvantage the Funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Funds.

        Merrill Lynch and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Funds and/or that engage in transactions in the same types of securities, currencies and instruments as the Funds. Merrill Lynch and its affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on a Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Funds’ transactions and thus at prices or rates that may be more or less favorable than those obtained by the Funds. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

        The results of the Funds’ investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Merrill Lynch and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Funds. Moreover, it is possible that the Funds will sustain losses during periods in which Merrill Lynch and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

        The investment activities of Merrill Lynch and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

        From time to time, the Funds’ activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

        In connection with its management of the Funds, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Funds.

        In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

38

        The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Funds in which customers of Merrill Lynch (or, to the extent permitted by the Commission, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Funds may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Funds. To the extent affiliated transactions are permitted, the Funds will deal with Merrill Lynch and its affiliates on an arms-length basis.

        A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

        It is also possible that, from time to time, Merrill Lynch or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. Merrill Lynch reserves the right to redeem at any time some or all of the shares of the Fund acquired for its own account. A large redemption of shares of the Fund by Merrill Lynch could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. Merrill Lynch will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

        It is possible that a Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Funds also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Funds and the interests of other Merrill Lynch clients. In making investment decisions for the Funds, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Funds’ flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

        The Investment Adviser, its affiliates and their Directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Funds. As a result of differing trading and investment strategies or constraints, positions may be taken by Directors, officers and employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for a Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, each of the Funds and the Investment Adviser have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

        The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Funds, except as permitted by and in accordance with exemptive orders issued by the

39

Commission, and except that a Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, Directors, or investment advisers. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for a Fund to purchase and another client to sell, or a Fund to sell and another client to purchase, the same security or instrument on the same day.

        Present and future activities of Merrill Lynch, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

        Reference is made to “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

        Each Fund offers five classes of shares under the Select PricingSM System: shares of Class A and Class I are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Class R shares are available only to certain retirement plans and are sold without a sales charge. Each Class A, Class B, Class C, Class I and Class R share of a Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class A, Class B, Class C and Class R shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B, Class C and Class R shares bear the expenses of the ongoing distribution fees. Class B and Class C shares bear additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”), imposed on Class B and Class C shares, the distribution fees and account maintenance fees that are imposed on Class B, Class C and Class R shares, as well as the account maintenance fees that are imposed on Class A shares, are imposed directly against those classes and not against all assets of a Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each  class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

        Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class I shares are the same as those of the CDSCs with respect to Class B and Class C shares and distribution fees with respect to the Class B, Class C and Class R shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Funds. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

        The Select PricingSM System is used by more than 50 registered investment companies advised by MLIM or FAM. Funds advised by MLIM or FAM that utilize the Select PricingSM System are referred to herein as “Select Pricing Funds.”

        Each Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based on the net asset value of a Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by the Distributor by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

        Each Fund or the Distributor may suspend the continuous offering of a Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor nor the Selling Dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

40

Initial Sales Charge Alternatives — Class A and Class I Shares

        Investors who prefer an initial sales charge alternative may elect to purchase Class A shares or, if an eligible investor, Class I shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares because there is an account maintenance fee imposed on Class A shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors who do not qualify for reduced initial sales charges, but who expect to maintain their investment for an extended period of time, also may elect to purchase Class A or Class I shares, because over time the accumulated ongoing account maintenance and distributions fees on Class B, Class C or Class R shares may exceed the initial sales charges, and, in the case of Class A shares, the account maintenance fee. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other Select Pricing Funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B, Class C and Class R account maintenance and distribution fees will cause Class B, Class C and Class R shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

        The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class I shares of a Fund, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and (iii) single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include (i) purchases by any such company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount, or (iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

        Eligible Class I Investors. Class I shares are offered to a limited group of investors. Investors who currently own Class I shares in a shareholder account are entitled to purchase additional Class I shares of a Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Manager or any of its affiliates. Class I shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or bank has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee, certain other trusts managed by banks, thrifts or trust companies, and certain purchases made in connection with certain fee-based programs. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of investment companies advised by MLIM, FAM or their affiliates and to employees or customers of selected securities dealers that meet certain qualifications. Certain persons who acquired shares of certain closed-end funds advised by MLIM or FAM in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of a Fund also may purchase Class I shares of a Fund if certain conditions are met. In addition, Class I shares of each Select Pricing Fund are offered at net asset value to shareholders of certain continuously offered closed-end funds advised by MLIM or FAM who wish to reinvest the net proceeds from the sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds. See “Purchase of Shares — Closed-End Fund Reinvestment Options.”

41

Class A and Class I Sales Charge Information

        Set forth below is information on sales charges received by each Fund, including the amounts paid to Merrill Lynch, for each Fund’s last three fiscal years.

Merrill Lynch Strategy Growth and Income Fund

Class A Shares
Fiscal Year Ended December 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid To Merrill Lynch	CDCSs Received on Redemption of Load-Waived Shares

2004	$1,062	$ 94	$ 968	$0
2003	$4,938	$253	$4,685	$0
2002	$2,543	$109	$2,434	$0

Class I Shares
Fiscal Year Ended December 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid To Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares

2004	$0	$0	$0	$0
2003	$0	$0	$0	$0
2002	$0	$0	$0	$0

Merrill Lynch Strategy Long-Term Growth Fund

Class A Shares
Fiscal Year Ended December 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid To Merrill Lynch	CDCSs Received on Redemption of Load-Waived Shares

2004	$ 9,142	$ 618	$ 8,524	$0
2003	$21,176	$1,568	$19,608	$0
2002	$ 907	$ 65	$ 842	$0

Class I Shares
Fiscal Year Ended December 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid To Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares

2004	$647	$31	$616	$0
2003	$316	$16	$300	$0
2002	$ 0	$ 0	$ 0	$0

Merrill Lynch Strategy All-Equity Fund

Class A Shares
Fiscal Year Ended December 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid To Merrill Lynch	CDCSs Received on Redemption of Load-Waived Shares

2004	$2,058	$150	$1,908	$0
2003	$2,757	$174	$2,583	$0
2002	$ 706	$ 35	$ 671	$0

Class I Shares
Fiscal Year Ended December 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid To Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares

2004	$110	$ 6	$104	$0
2003	$218	$12	$206	$0
2002	$388	$20	$368	$0

42

        The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Class A and Class I shares of the Funds will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

        Certain investors may be eligible for a reduction in, or waiver of, a sales load due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments.

        Reinvested Dividends. No sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

        Right of Accumulation. Eligible investors may purchase shares of a Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of other Select Pricing Funds. The purchaser or the purchaser’s securities dealer or other financial intermediary must provide the Distributor at the time of purchase with sufficient information to confirm qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

        Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class I shares of a Fund or any Select Pricing Funds made within a 13 month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Investment Adviser provide plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class I shares. If you bought Class A or Class I shares prior to signing a Letter of Intent, those shares may be included under a subsequent Letter of Intent executed within 90 days of the purchase if you inform the Distributor in writing of your intent within the 90-day period. The value (at cost or maximum offering price, whichever is higher) of Class A and Class I shares of a Select Pricing Fund presently held on the date of the first purchase under the Letter of Intent may be included as a credit toward the completion of such Letter, but the reduced sales charge will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent, you will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the reduced sales charge and the applicable sales charge. Class A or Class I shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. You may be entitled to further reduced sales charges under a right of accumulation for purchases made during the term of a Letter. You will not, however, be entitled to further reduced sales charges on any purchases made before the execution of the Letter.

        The value of any shares you redeem prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, into the Fund that imposes a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

        TMASM Managed Trusts. Class I shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

        Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class I shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

43

        Purchase Privileges of Certain Persons. Directors of the Corporation, members of the Boards of other funds advised by the Investment Adviser or an affiliate, ML & Co. and its subsidiaries and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, and employees and customers of selected securities dealers that have agreements with the Distributor, may purchase Class I shares of a Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Funds. Employees and Directors and members of the Boards of other funds who wish to purchase shares of a Fund must satisfy each Fund’s suitability standards. Class A shares are also available at net asset value to investors that, for regulatory reasons, are required to transfer investment positions from a non-U.S. registered investment company advised by MLIM, FAM or their affiliates to a U.S. registered MLIM/FAM-advised fund.

        Acquisition of Certain Investment Companies. Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

        Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class A or Class I shares of a Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

Deferred Sales Charge Alternatives — Class B and Class C Shares

        Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

        The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, these fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class A shares of a Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

        Financial advisers and other financial intermediaries are compensated for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used by the Distributor to defray the expenses of securities dealers or other financial intermediaries related to providing distribution-related services to each Fund in connection with the sale of the Class B and Class C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of each Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Contingent Deferred Sales Charges — Class B Shares

        If you redeem Class B shares within six years of purchase, you may be charged a CDSC at the rates indicated in the Prospectus and below. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. The order of redemption will be first of shares held for over six years in the case of Class B shares, next of shares acquired pursuant to reinvestment of dividends, and finally of shares in the order of those held longest. The same order of redemption will apply if you transfer shares from your account to another account.

44

        The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0-1	4.0
1-2	4.0
2-3	3.0
3-4	3.0
4-5	2.0
5-6	1.0
6 and thereafter	None

        To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

        The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account (“IRA”) or other retirement plan or following the death or disability (as defined in the Code) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC may be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may be waived for any Class B shares that were acquired and held at the time of redemption in an Employee AccessSM Account available through employers providing eligible 401(k) Plans. The Class B CDSC also may be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by MLIM Private Investors and held in such account at the time of redemption. The Class B CDSC may be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See “Shareholder Services — Fee-Based Programs” and “ — Systematic Withdrawal Plan.”

        Class B shareholders of a Fund exercising the exchange privilege described under “Shareholder Services — Exchange Privilege” will continue to be subject to that Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

        Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

        Conversion of Class B Shares to Class A Shares. Approximately eight years after purchase (the “Conversion Period”), Class B shares of each Fund will convert automatically into Class A shares of that Fund. The conversion will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

        Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the

45

length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account will be converted to Class A shares of the Fund.

        In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed-income Select Pricing Funds will convert approximately ten years after initial purchase. If you exchange Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

        If you hold share certificates for the Class B shares to be converted, you must deliver the certificates to the Transfer Agent at least one week before the Conversion Date that applies to those shares. If the Transfer Agent does not receive the share certificates at least one week before the Conversion Date, the applicable Class B shares will convert to Class A shares at the next scheduled Conversion Date after the share certificates are delivered.

Contingent Deferred Sales Charges — Class C Shares

        Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plan and redemptions of Class C shares by certain retirement plans or in connection with the payment of account custodial fees. See “Shareholder Services — Systematic Withdrawal Plan.”

Class B and Class C Sales Charge Information

Class B Shares*
	CDSCs Received by Distributor for the Fiscal year ended December 31,			CDSCs Paid to Merrill Lynch for the Fiscal year ended December 31,
	2004	2003	2002	2004	2003	2002
Merrill Lynch Strategy Growth and Income Fund	$35,755	$38,602	$ 83,425	$35,755	$38,602	$ 83,425
Merrill Lynch Strategy Long-Term Growth Fund	$30,506	$38,187	$ 54,500	$30,506	$38,187	$ 54,500
Merrill Lynch Strategy All-Equity Fund	$52,975	$65,719	$105,009	$52,975	$65,719	$105,009

Class C Shares
	CDSCs Received by Distributor for the Fiscal year ended December 31,			CDSCs Paid to Merrill Lynch for the Fiscal year ended December 31,
	2004	2003	2002	2004	2003	2002
Merrill Lynch Strategy Growth and Income Fund	$ 946	$3,264	$ 6,892	$ 946	$3,264	$ 6,892
Merrill Lynch Strategy Long-Term Growth Fund	$4,511	$1,661	$11,357	$4,511	$1,661	$11,357
Merrill Lynch Strategy All-Equity Fund	$1,159	$1,411	$ 6,748	$1,159	$1,411	$ 6,748

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

Class R Shares

        The Funds offer Class R shares as described in the Funds’ Prospectus. Class R shares are available only to certain retirement plans. Class R shares are not subject to an initial sales charge or a contingent deferred sales charge but are subject to an ongoing distribution fee of 0.25% per year and an ongoing account maintenance fee of 0.25% per year. Distribution fees are used to support the Funds’ marketing and distribution efforts, such as

46

compensating financial advisers and other financial intermediaries, advertising and promotion. Account maintenance fees are used to compensate securities dealers and other financial intermediaries for account maintenance activities. If Class R shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of one of the other share classes.

Closed-End Fund Reinvestment Options

        Subject to the conditions set forth below, shares of each Fund are offered at net asset value to shareholders of certain continuously offered closed-end funds advised by the Investment Adviser or an affiliate (an “Eligible Fund”) who wish to reinvest the net proceeds from a sale of eligible shares. Upon exercise of this reinvestment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class I shares of the Fund and shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. will receive Class C shares of the Fund.

        In order to exercise this reinvestment option, a shareholder of an Eligible Fund must sell his or her shares back to the Eligible Fund in connection with a tender offer conducted by the Eligible Fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This option is available only with respect to eligible shares as to which no Early Withdrawal Charge (as defined in the eligible fund’s prospectus) is applicable. Purchase orders from Eligible Fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of the Fund on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund reinvestment option. This waiver is subject to the requirement that the investor has held the tendered shares for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

Distribution Plans

        The Distribution Plan for each of the Class A, Class B, Class C and Class R shares of the Select Pricing Funds (each, a “Plan”) provides that a Fund pays the Distributor an account maintenance fee, accrued daily and paid monthly, at an annual rate based on the average daily net assets of the Fund attributable to shares of the relevant class. This fee compensates the Distributor, Merrill Lynch, a selected securities dealers or other financial intermediary (pursuant to a sub-agreement) for account maintenance activities with respect to Class A, Class B, Class C and Class R shares of the Select Pricing Funds.

        The Plan for each of the Class B, Class C and Class R shares also provides that a Fund also pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate based on the average daily net assets of the Fund attributable to the shares of the relevant class. This fee compensates the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial advisors or other financial intermediaries for selling Class B, Class C and Class R shares of the Fund.

        The Funds’ Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to each Fund and each related class of shareholders. In approving each Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Plan will benefit each Fund and its related class of shareholders.

        Each Plan provides that, so long as the Plan remains in effect, the non-interested Directors then in office will select and nominate other non-interested Directors. Each Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Plan cannot be amended to increase materially the amount to be spent by a Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that a Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

        Among other things, each Plan provides that the Directors will review quarterly reports of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result,

47

distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly and in connection with their annual consideration of the continuance of each Plan. Distribution-related revenues consist of the account maintenance fees, distribution fees and CDSCs. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing and interest expenses. The distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

        As of December 31, 2004, direct cash distribution expenses for the period since the commencement of operations of Class B, Class C and Class R shares of each Fund exceeded direct cash distribution revenues as set forth below.

Class B Shares

Class B shares for the period June 2, 2000 (commencement of operations) to December 31, 2004	Excess of Direct Cash Distribution Revenues over Direct Cash Distribution Expenses	Excess as a Percentage of Class B Average Net Assets at December 31, 2004
Merrill Lynch Strategy Growth and Income Fund	$426,242	3.32%
Merrill Lynch Strategy Long-Term Growth Fund	$375,447	3.43%
Merrill Lynch Strategy All-Equity Fund	$590,295	4.45%

Class C Shares

Class C shares for the period June 2, 2000 (commencement of operations) to December 31, 2004	Excess of Direct Cash Distribution Revenues over Direct Cash Distribution Expenses	Excess as a Percentage of Class C Average Net Assets at December 31, 2004
Merrill Lynch Strategy Growth and Income Fund	$540,895	2.92%
Merrill Lynch Strategy Long-Term Growth Fund	$632,376	2.82%
Merrill Lynch Strategy All-Equity Fund	$674,625	3.69%

Class R Shares

Class R shares for the period October 8, 2003 (commencement of operations) to December 31, 2004	Excess of Direct Cash Distribution Expenses over Direct Cash Distribution Revenues	Excess as a Percentage of Class R Average Net Assets at December 31, 2004
Merrill Lynch Strategy Growth and Income Fund	$378	0.21%
Merrill Lynch Strategy Long-Term Growth Fund	$ 0	0%
Merrill Lynch Strategy All Equity Fund	$ 69	0.10%

        The table below sets forth information for the fiscal period ended December 31, 2004 regarding the amounts paid by the Funds to the Distributor pursuant to the Class A, Class B, Class C and Class R Distribution Plans (based on the average daily net assets subject to the applicable Distribution Plan as set forth below):

Distribution and Account Maintenance Service Fees
For the Fiscal Year Ended December 31, 2004

	CLASS A**		CLASS B*		CLASS C*		CLASS R*
	Paid to Distributor Pursuant to Class A Distribution Plan	Average Daily Net Assets Subject to Class A Distribution Plan (in millions)	Paid to Distributor Pursuant to Class B Distribution Plan	Average Daily Net Assets Subject to Class B Distribution Plan (in millions)	Paid to Distributor Pursuant to Class C Distribution Plan	Average Daily Net Assets Subject to Class C Distribution Plan (in millions)	Paid to Distributor Pursuant to Class R Distribution Plan	Average Daily Net Assets Subject to Class R Distribution Plan (in millions)
Merrill Lynch Strategy
Growth and Income Fund	$3,677	$1.5	$129,921	$13.0	$187,492	$18.7	$647	$147,558
Merrill Lynch Strategy
Long-Term Growth Fund	$4,773	$1.9	$110,553	$11.1	$227,019	$22.7	$ 0	$ 111
Merrill Lynch Strategy
All-Equity Fund	$1,889	$0.8	$134,563	$13.5	$185,088	$18.5	$189	$ 55,833

*	All amounts were paid to the Investment Adviser for providing account maintenance and distribution-related activities and services in connection with Class B, Class C and Class R shares.
**	All amounts were paid to the Investment Adviser for providing account maintenance activities in connection with Class A shares.

48

Limitations on the Payment of Deferred Sales Charges

        The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by Class R shares, and the distribution fee and the CDSC borne by the Class B and Class C shares. This limitation does not apply to the account maintenance fee. The maximum sales charge rule is applied separately to each class and limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Class B, Class C and Class R shares, computed separately (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, each Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, each Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstance payment in excess of the amount payable under the NASD formula will not be made.

        The following tables set forth comparative information as of December 31, 2004 with respect to the Class B, Class C and Class R shares of each Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and with respect to Class B shares, the Distributor’s voluntary maximum.

Data Calculated as of December 31, 2004
(in thousands)

	Merrill Lynch Strategy Growth and Income Fund
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares for the fiscal
year ended December 31, 2004
Under NASD Rule as Adopted	$19,074	$1,201	$211	$1,412	$584	$ 828	$ 99
Under Distributor’s voluntary
maximum	$19,074	$1,201	$ 87	$1,288	$584	$ 704	$ 99
Class C Shares for the fiscal
year ended December 31, 2004
Under NASD Rule as Adopted	$34,337	$2,146	$442	$2,588	$649	$1,939	$135
Class R Shares for the period
October 8, 2003 (commencement
of operations) to December 31, 2004
Under NASD Rules as Adopted	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0

	Merrill Lynch Strategy Long-Term Growth Fund
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares for the fiscal
year ended December 31, 2004
Under NASD Rule as Adopted	$22,802	$1,404	$298	$1,702	$576	$1,126	$ 84
Under Distributor’s voluntary
maximum	$22,802	$1,404	$135	$1,539	$576	$ 963	$ 84
Class C Shares for the fiscal
year ended December 31, 2004
Under NASD Rule as Adopted	$41,603	$2,600	$507	$3,107	$734	$2,373	$171
Class R Shares for the period
October 8, 2003 (commencement
of operations) to December 31, 2004
Under NASD Rules as Adopted	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0

49

   Merrill Lynch Strategy All-Equity Fund

	Merrill Lynch Strategy All-Equity Fund
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares for the fiscal
year ended December 31, 2004
Under NASD Rule as Adopted	$35,859	$2,281	$543	$2,824	$963	$1,861	$ 95
Under Distributor’s voluntary
maximum	$35,859	$2,281	$140	$2,421	$963	$1,458	$ 95
Class C Shares for the fiscal
year ended December 31, 2004
Under NASD Rule as Adopted	$49,845	$3,113	$751	$3,864	$812	$3,052	$135
Class R Shares for the period
October 8, 2003 (commencement
of operations) to December 31, 2004
Under NASD Rules as Adopted	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0

(1)	Purchase price of all eligible Class B, Class C or Class R shares sold during the period indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)	Includes amounts attributable to exchanges from Summit which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.00%, as permitted under the NASD rule.
(4)	Consists of CDSC payments, distribution fee payments and accruals. See “Key Facts — Fees and Expenses” in the Prospectus. This figure may include CDSC’s that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class I shares in conjunction with the shareholder’s participation in the MFA Program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(5)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach the NASD maximum (with respect to Class B, Class C and Class R shares) or the Distributor’s voluntary maximum (with respect to Class B shares).

REDEMPTION OF SHARES

        Reference is made to “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

        Each Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. The value of shares of each Fund at the time of redemption may be more or less than your cost at the time of purchase, depending in part on the market value of the securities held by the Fund at such time. Except for any CDSC or redemption fee that may be applicable, there will be no charge for redemption if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.

        The Corporation will generally pay redemptions in cash; however, at the discretion of the Investment Adviser, the Corporation may pay a redemption or repurchase of shares in an amount of $10,000,000 or more (which amount may be decreased or increased by the Investment Adviser from time to time) with portfolio securities.

        Shares are redeemable at the option of the Corporation, if in the opinion of the Corporation, ownership of the shares has or may become concentrated to the extent that would cause the Corporation or a Fund to be deemed a personal holding company within the meaning of the Code. Each Fund reserves the right to terminate any account engaging in market timing mutual funds. For the purposes of this policy, “market timing” involves the purchase and sale of shares of mutual funds within short periods of time (i.e., three or more purchases and/or sales within a 90 day period) with the intention of capturing short-term profits resulting from market volatility.

        Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Funds make an involuntary redemption. You will then have 60 days to make an additional investment to bring the

50

value of your account to at least $500 before the Funds take any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts (“UGMA/UTMA accounts”).

        In addition, the Board of Directors of the Corporation may authorize the Corporation to redeem all or any part of the outstanding shares of any class or series of the Corporation, including the Funds, upon written notice to shareholders.

        The right to redeem shares may be suspended for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and (iii) for such other periods as the Commission may by order permit for the protection of shareholders of a Fund.

        The Corporation on behalf of the Funds has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Funds with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

        If you hold shares with the Transfer Agent you may redeem without charge by writing to the Fund’s Transfer Agent, Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be sent to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you have Fund share certificates, the letter must be accompanied by certificates for the shares. Redemption requests should not be sent to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) the check is mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

        You may also redeem shares held with the Transfer Agent by calling 1-800-637-3863. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a systematic withdrawal plan is in effect, (v) the request is by an individual other than the accountholder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or share certificates have been issued on the account, or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

        If you redeem shares directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

51

Repurchase

        A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributor by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

        These repurchase arrangements are for your convenience and do not involve a charge by a Fund (other than any applicable CDSC or redemption fee). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Each Fund reserves the right to reject any order for repurchase. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set out above. Certain securities dealers or other financial intermediaries may charge customers a processing fee to confirm a repurchase of shares. For example, Merrill Lynch currently charges a fee of $5.35. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not charged a processing fee.

Reinstatement Privilege — Class A and Class I Shares

        If you redeemed Class A or Class I shares of a Fund, you may reinstate your account by buying Class A or Class I shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount you redeemed. You may exercise the reinstatement privilege by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent or by contacting your financial adviser or other financial intermediary within 30 days after the date the redemption request was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES

Determination of Net Asset Value

        Reference is made to “Your Account — How Shares are Priced” in the Prospectus.

        The net asset value of the shares of all classes of the Funds is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        Net asset value per share is computed by dividing a Fund’s proportionate value of the Underlying Funds plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and the Distributor, and the fees payable indirectly by each Fund as a shareholder of the Underlying Funds are accrued daily.

        The principal assets of each Fund will normally be its interest in the Underlying Funds, which will be valued at its net asset value. Net asset value for the Underlying Funds is computed by deducting all liabilities (including accrued expenses) from the market value of the securities held plus any cash or other assets (including interest and dividends accrued but not yet received). Expenses, including the fees payable to its investment adviser, are accrued daily.

        The value of each investor’s interest in the Underlying Fund will be determined as of the close of business on the NYSE by multiplying the net asset value of the Underlying Fund by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in such Underlying Fund. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in an Underlying Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is

52

the value of such investor’s investment in the Underlying Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Underlying Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Underlying Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Underlying Fund by all investors in the Underlying Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in such Underlying Fund after the close of business of the NYSE, based on prices at the time of closing.

        The per share net asset value of Class A, Class B, Class C and Class R shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, the daily expense accruals of the account maintenance fees applicable with respect to Class A shares and the daily expense accruals of the account maintenance and distribution fees applicable to Class R shares. Moreover, the per share net asset value of the Class B, Class C and Class R shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the distribution fees applicable to Class R shares of a Fund. In addition, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class R shares due to the daily expense accruals of the higher distribution fees and higher transfer agency fees applicable to Class B and Class C shares. It is expected, however, that the per share net asset value of all classes of a Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

        Securities that are held by a Fund that are traded on stock exchanges or NASDAQ National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of each Fund. Long positions in securities traded in the OTC market, NASDAQ Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of a Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

        Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest.

        Each Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available or for which market quotations, in the Investment Adviser’s judgment, do not accurately reflect fair value for the security are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

        Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Fund’s

53

net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by a Fund’s Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Corporation’s Board of Directors.

        Bonds held by the Funds are traded primarily on the OTC market. In determining net asset value, the Funds and Underlying Funds utilize the valuations of portfolio securities furnished by a pricing service approved by the Directors or Trustees of the Trust as applicable. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. The bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds or Underlying Funds under the general supervision of the Directors or Trustees of the Underlying Funds. In each case, the Board of Directors or Trustees has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities.

Computation of Offering Price Per Share

        An illustration of the computation of the offering price for Class A, Class B, Class C, Class I and Class R shares of each of the Funds based on the value of each Fund’s net assets and number of shares outstanding on December 31, 2004 is set forth below.

Merrill Lynch Strategy Growth and Income Fund

	Merrill Lynch Strategy Growth and Income Fund
	Class A	Class B	Class C	Class I	Class R
Net Assets	$1,343,422	$13,359,040	$17,944,391	$14,484,871	$102,490

Number of Shares Outstanding	142,869	1,425,608	1,915,645	1,543,041	10,918

Net Asset Value Per Share (net assets
divided by number of shares
outstanding)	$ 9.40	$ 9.37	$ 9.37	$ 9.39	$ 9.39

Sales Charge (for Class A and Class I
Shares:
5.25% of Offering Price (5.54% of
net amount invested)*	.52	**	**	.52	***

Offering Price	$ 9.92	$ 9.37	$ 9.37	$ 9.91	$ 9.39

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See “Purchase of Shares — Deferred Sales Charges —Class B and Class C Shares” herein.
***	Class R shares are not subject to any sales charges.

Merrill Lynch Strategy Long-Term Growth Fund

	Class A	Class B	Class C	Class I	Class R
Net Assets	$2,021,398	$11,127,862	$22,705,607	$40,934,180	$118

Number of Shares Outstanding	222,309	1,223,375	2,502,903	4,503,221	13

Net Asset Value Per Share (net assets
divided by number of shares
outstanding)	$ 9.09	$ 9.10	$ 9.07	$ 9.09	$ 9.08

Sales Charge (for Class A and Class I
Shares:
5.25% of Offering Price (5.54% of
net amount invested)*	.50	**	**	.50	***

Offering Price	$ 9.59	$ 9.10	$ 9.07	$ 9.59	$ 9.08

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See “Purchase of Shares — Deferred Sales Charges —Class B and Class C Shares” herein.
***	Class R shares are not subject to any sales charges.

54

Merrill Lynch Strategy All-Equity Fund

	Class A	Class B	Class C	Class I	Class R
Net Assets	$ 872,972	$ 12,807,376	$ 18,064,051	$ 18,900,492	$ 86,544

Number of Shares Outstanding	101,458	1,541,707	2,175,311	2,177,743	10,246

Net Asset Value Per Share (net assets
divided by number of shares
outstanding)	$ 8.60	$ 8.31	$ 8.30	$ 8.68	$ 8.45

Sales Charge (for Class A and Class I
Shares:
5.25% of Offering Price (5.54% of
net amount invested)*	.48	**	**	.48	***

Offering Price	$ 9.08	$ 8.31	$ 8.30	$ 9.16	$ 8.45

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See “Purchase of Shares — Deferred Sales Charges —Class B and Class C Shares” herein.
***	Class R shares are not subject to any sales charges.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to policies established by the Directors, the Investment Adviser is primarily responsible for the execution of the Funds’ portfolio transactions and the allocation of brokerage. The Investment Adviser does not execute transactions through any particular broker or dealer but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable broker commission or dealer spread), the size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning blocks of securities. While the Investment Adviser seeks reasonable trade execution costs, the Funds do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and its clients, including the Funds. In return for such services the Investment Adviser may cause a Fund to pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that the commission is reasonable in relation to the services provided.

        Section 28(e) of the Exchange Act (“Section 28(e)”) permits an Investment Adviser, under certain circumstances, to cause an account to pay a broker a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

        To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might utilize Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Funds to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

55

        In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

        From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

        The Investment Adviser does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Investment Adviser neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

        Each Fund that invests in foreign securities anticipates that its brokerage transactions involving such securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Transaction costs on foreign exchanges are generally higher than in the United States. Foreign equity securities may be held by a Fund in the form of Depositary Receipts, or other securities convertible into foreign equity securities. Depositary Receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Fund’s portfolio strategies.

        Information about the brokerage commissions paid by the Funds, including commissions paid to Merrill Lynch, is set forth in the following table:

Merrill Lynch Strategy Growth and Income Fund

Fiscal year ended December 31,	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch
2004	$ 0	$0
2003	$ 0	$0
2002	$829	$0

Merrill Lynch Strategy Long-Term Growth Fund

Fiscal year ended December 31,	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch
2004	$ 0	$0
2003	$ 0	$0
2002	$676	$0

Merrill Lynch Strategy All-Equity Fund

Fiscal year ended December 31,	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch
2004	$ 0	$0
2003	$ 0	$0
2002	$732	$0

56

        The Funds may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, a Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Directors of a Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

        The Funds have received an exemptive order from the Commission permitting them to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Funds also have retained an affiliated entity of the Investment Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal years ended December 31, 2004, 2003 and 2002, the Funds paid no fees to the lending agent for such services. In connection with securities lending activities, the lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates. If a Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser’s waiver of a portion of its advisory fee.

        Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for a Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Funds and annual statements as to aggregate compensation will be provided to the Funds.

        The Boards of each Fund have considered the possibility of seeking to recapture for the benefit of the Funds’ brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Funds to the Investment Adviser. After considering all factors deemed relevant, the Board of Directors of the Corporation made a determination not to seek such recapture. The Board of Directors of the Corporation will consider this matter from time to time.

        Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates (collectively, “clients”) when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or the Underlying Funds, or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

57

SHAREHOLDER SERVICES

        The Funds offer a number of shareholder services and investment plans described below that are designed to facilitate investment in their shares. You can obtain more information about these services from each Fund, by calling the telephone number on the cover page, or from the Distributor, your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

        If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in your Investment Account since the last statement. You will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your Investment Account is held at the Transfer Agent you may make additions to it at any time by mailing a check directly to the Transfer Agent. You may also maintain an account through a selected securities dealer or other financial intermediary. If you transfer shares out of an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in your name may be opened automatically at the Transfer Agent.

        You may transfer Fund shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional shares of funds owned before the transfer all future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you must either (i) redeem your shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. You may also request the new securities dealer or other financial intermediary to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not.

        If you are considering transferring a tax-deferred retirement account such as an individual retirement account from one selected securities dealer to another securities dealer or other financial intermediary should be aware that, if the firm will not take delivery of shares of a Fund, you must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original selected securities dealer for those shares.

Automatic Investment Plan

        You may make additions to an Investment Account through a service known as the Automatic Investment Plan. Under the Automatic Investment Plan, a Fund is authorized, on a regular basis, to provide systematic additions to your Investment Account through charges of $50 or more to your regular bank account by either pre-authorized checks or automated clearing house debits. Alternatively, if you maintain a cash management account you may arrange to have periodic investments made in a Fund. Contact your financial intermediary for more information.

Automatic Dividend Reinvestment Plan

        Unless you provide specific instructions as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the same Fund. You may, at any time, elect to have dividends paid in cash, rather than reinvested in shares of a Fund (provided that, if a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, the payment will automatically be reinvested in additional shares). If your account is maintained with the Transfer Agent, you may contact the Transfer Agent in writing or by telephone (1-800-637-3863). For other accounts, you should contact your financial adviser, selected securities dealer or other financial intermediary. Your instructions will be effected ten days after the receipt by the Transfer Agent of such notice. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be deposited directly in the shareholder’s bank account.

58

Systematic Withdrawal Plan

        You may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

        At the time of each withdrawal payment, sufficient shares are redeemed from your account to provide the withdrawal payment specified by you. You may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without a charge or penalty, by you, a Fund, the Transfer Agent or the Distributor.

        The maximum number of Class B or Class C shares that can be redeemed from an Investment Account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are normally redeemed. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares.” Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, you must make a new election to join the systematic withdrawal program with respect to the Class A shares. If you wish to change the amount being withdrawn in a systematic withdrawal plan you should contact your financial adviser or other financial intermediary.

        Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment will be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. A Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan with respect to that Fund unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

        Alternatively, if your shares are held within a cash management or Retirement Account you may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis as determined by the program. The proceeds of systematic redemptions will be posted to your account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A systematic redemption program may not be available if Fund shares are being purchased within the account pursuant to the automatic investment program. For more information shareholders should contact their financial adviser, selected securities dealer or other financial intermediary.

Retirement and Education Savings Plans

        Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in the Funds and certain of the other mutual funds sponsored by MLIM or its affiliates as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from your financial intermediary.

        Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and in the case of Roth IRA plans and education savings plans may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating to the plan and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

59

Exchange Privilege

        U.S. shareholders of Class A, Class B, Class C and Class I shares of a Fund have an exchange privilege with certain other Select Pricing Funds and Summit, which is a money market fund advised by FAM specifically designated for exchange by shareholders of Select pricing Funds. In order to qualify for the exchange privilege, the shares you wish to exchange are required to have a net asset value of at least $100 and must have been held by you for at least 15 days. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

        Exchanges of Class A and Class I Shares. You may exchange Class A or Class I shares of a Fund for Class I shares of a second Select Pricing Fund if you hold any Class I shares of the second fund in your account at the time of the exchange or are eligible to purchase Class I shares of the second fund; otherwise, you will receive Class A shares of the second fund. Class A shares are exchangeable with shares of the same class of other Select Pricing Funds.

        Exchanges of Class A or Class I shares outstanding (“outstanding Class A or Class I shares”) for Class A or Class I shares of a second Select Pricing Fund, or for Class A shares of Summit (“new Class A or Class I shares”), are effected on the basis of relative net asset value per Class A or Class I share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class I shares and the sales charge payable at the time of the exchange on the new Class A or Class I shares. With respect to outstanding Class A or Class I shares received in a previous exchange, the “sales charge previously paid” will include the aggregate of the sales charges paid with respect to such Class A or Class I shares in the initial purchase and any subsequent exchange. Class A or Class I shares issued pursuant to dividend reinvestment are not subject to a sales charge. For purposes of the exchange privilege, these classes will be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class I shares on which the dividend was paid. Based on this formula, Class A and Class I shares of a Fund generally may be exchanged into the Class A and Class I shares, respectively, of a second Fund with a reduced or without a sales charge. If you held the outstanding Class A or Class I shares used in the exchange for 30 days or less, you may also be charged a redemption fee at the time of the exchange.

        Exchanges of Class B and Class C Shares. Shareholders of certain Select Pricing Funds with Class B and Class C shares outstanding (“outstanding Class B or Class C shares”) may exchange their Class B or Class C shares for Class B or Class C shares, respectively, of a second Select Pricing Fund or for Class B shares of Summit (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC. Certain Select Pricing Funds impose different CDSC schedules. If you exchange your Class B shares for shares of a Fund with a different CDSC schedule the higher schedule will apply. For purposes of computing the CDSC upon redemption of new Class B or Class C shares, the time you held both the exchanged Class B or Class C shares and the new Class B or Class C shares will count towards the holding period of the new Class B or Class C shares. For example, if you exchange Class B shares of a Fund for those of a second Fund after having held the Fund’s Class B shares for two-and-a-half years, the 3% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later if you decide to redeem the Class B shares of the second Fund and receive cash, there will be no CDSC due on this redemption since by adding the two-and-a-half year holding period of the Fund Class B shares to the four year holding period for the second Fund’s Class B shares, you will be deemed to have held the second Fund’s Class B shares for more than six years. Class B shares of certain Select Pricing Funds purchased prior to June 1, 2001 are subject to the four-year CDSC schedule in effect at that time. This four-year CDSC schedule will also apply to Class B shares received in exchange for such shares. If you held the outstanding Class B or Class C shares used in the exchange for 30 days or less, you may also be charged a redemption fee at the time of the exchange.

        Exchanges for Shares of a Money Market Fund. You may exchange Class A and Class I shares for Class A shares of Summit and Class B and Class C shares of a Fund for Class B shares of Summit. You may exchange Class A shares of Summit back into Class A or Class I shares of a Fund. You may exchange Class B shares of Summit back into Class B or Class C shares of a Fund and, in the event of such an exchange, the period of time that you held Class B shares of Summit will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. Please see your financial adviser or other financial intermediary for further information.

60

        Prior to October 12, 1998, exchanges from certain Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit (“Other Money Funds”). If you exchanged Select Pricing Fund shares for Other Money Funds and subsequently wish to exchange Other Money Fund shares for shares of a Select Pricing Fund (“Acquired Fund”), you will be subject to the CDSC schedule applicable to the Acquired Fund shares, if any. The holding period for Other Money Fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on Acquired Fund shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the time you held the fund shares originally exchanged for Other Money Fund shares will count towards the holding period of the Class B or C shares of the Acquired Fund for purposes of reducing the CDSC or satisfying the Conversion Period.

        Exchanges by Participants in Certain Programs. The exchange privilege is modified with respect to certain participants in mutual fund advisory programs and other fee-based programs sponsored by the Investment Adviser, an affiliate of the Investment Adviser, or selected securities dealers or other financial intermediaries that have an agreement with the Distributor. See “Fee-Based Programs” below.

        Exercise of the Exchange Privilege. To exercise the exchange privilege, you should contact your financial adviser, who will advise the Fund of the exchange. If you do not hold share certificates, you may exercise the exchange privilege by wire through your securities dealers or other financial intermediary. The Fund reserves the right to require a properly completed Exchange Application.

        You may also request exchanges by calling the Transfer Agent at 1-800-637-3863 if your account is held with the Transfer Agent for amounts up to $50,000. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored if: (i) the account holder is deceased, (ii) the request is by an individual other than the account holder of record, (iii) the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days, or if (iv) if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. A Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

        This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Funds reserve the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. The exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

        Certain fee-based programs offered by the Investment Adviser or its affiliates or a selected securities dealer or other financial intermediary that has an agreement with the Distributor, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may exchange their shares in the Program for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares or the automatic exchange of shares to another class at net asset value. Shareholders that participate in a fee based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when shares are held whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Class A or Class I shares in the program are eligible to purchase additional shares of the respective share class of the fund, but may be subject to upfront sales charges. Additional purchases of Class I shares are eligible only if you have an existing position at the time of purchase or are otherwise eligible for Class I shares.

61

DIVIDENDS AND TAXES

Dividends

        Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such investment income are paid at least annually. Each Fund will also distribute all net realized capital gains, if any, to its shareholders at least annually. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year.

        For information concerning the manner in which dividends may be reinvested automatically in shares of the Funds, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” A shareholder may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as described below, whether they are invested in shares of the Fund or received in cash. The per share dividends on Class A, Class B, Class C and Class R shares will be lower than the per share dividends on Class I shares as a result of the account maintenance, distribution and higher transfer agency fees applicable to Class B and Class C shares, the account maintenance fees applicable to Class A shares, and the account maintenance and distribution fees applicable to Class R shares. Similarly, the per share dividends on Class B, Class C and Class R shares will be lower than the per share dividends on Class A shares as a result of the distribution fees and higher transfer agency fees applicable to Class B and Class C shares and the distribution fees applicable to Class R shares, and the per share dividends on Class B and Class C shares will be lower than the per share dividends on Class R shares as a result of the distribution fees and higher transfer agency fees applicable to Class B and Class C shares. See “Pricing of Shares — Determination of Net Asset Value.”

Taxes

        The Funds intend to continue to qualify, for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C, Class I and Class R shareholders (together, the “shareholders”). The Funds intend to distribute substantially all of such income and gains. Unless otherwise indicated, references herein to the tax consequences of a Fund’s investments or activities include the investments and activities indirectly attributable to the Fund as a result of it being an investor in an Underlying Fund.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

General Treatment of Fund Shareholders

        Dividends paid by a Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereinafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Recently enacted legislation reduces the tax rate on certain dividend income and long-term capital gain applicable to non-corporate shareholders for taxable years ending in or prior to 2008. Distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are treated as “qualified dividend income,” eligible for taxation at a maximum tax rate of 15% in the hands of non-corporate shareholders. A certain portion of the Fund’s dividends when paid to non-corporate shareholders

62

may be eligible for treatment as qualified dividend income. In order for dividends paid by the Fund to be qualified dividend income, the Fund must meet holding period and certain other requirements with respect to the dividend-paying stocks in its portfolio and the non-corporate shareholder must meet holding period and certain other requirements with respect to the Fund’s shares. To the extent that a Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders.

        Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits (determined under U.S. Federal income tax principles) will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). Long term capital gains (i.e. gains, from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Generally not later than 60 days after the close of its taxable year, a Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends (including any portion of such dividends qualifying for long-term capital gain rates), as well as any amount of capital gain dividends.

        Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. A portion of a Fund’s ordinary income dividends attributable to the dividends received from domestic corporations generally will be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. Each Fund will allocate any dividends eligible for the dividends received deduction as well as any qualified dividend income eligible for taxation at the maximum tax rate of 15% rate, among each class of the Fund’s shares according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to shareholders of each class of stock during the taxable year, or such other method as the Internal Revenue Service may prescribe. To the extent that a Fund’s dividends are attributable to dividends received from foreign corporations, payments on certain types of preferred stock and other distributions ineligible for the deduction, they will not qualify for the dividends received deduction. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

        No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder’s basis in the Class A shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class I shares will include the holding period of the converted Class B shares.

        If a shareholder exercises an exchange privilege within 90 days of acquiring shares of a Fund, then any loss that the shareholder recognizes on the exchange will be reduced (or any gain will be increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have been owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

        A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        A Fund may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, it may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

63

        Ordinary income dividends paid by the Funds to shareholders who are non-resident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under any applicable treaty. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

        Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Corporation or who, to the Corporation’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely forwarded to the Internal Revenue Service.

        Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the U.S. may reduce or eliminate such taxes. It is expected that the Funds will not be eligible to “pass through” to its shareholders the amount of foreign taxes paid by the Funds for foreign tax credit purposes.

        Certain transactions entered into by the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Special tax rules also will require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Funds engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

Passive Foreign Investment Companies

        If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. A Fund may be subject to U.S. Federal income tax, and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. A Fund may be eligible to make an election to be treated as a qualified electing fund (a “QEF election”) with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, a QEF election may cause a Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, a Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs. If it made this election, a Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, a Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

Tax Treatment of Options and Futures Transactions

        Each Fund may engage in forward foreign exchange transactions and currency swaps, purchase or sell options, futures and foreign currency options and futures, and related options on such futures. Options, forward foreign exchange and futures contracts held by each Fund that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year; i.e., each option or futures contract will be treated as sold for its fair market value on the last business day of the taxable year. In general, unless a special election is made, gain or loss from transactions in Section 1256 contracts will be 60% long term and 40% short

64

term capital gain or loss. Any net “mark-to-market” gains realized by a Fund may be subject to distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of securities or borrowing to obtain the necessary cash. The “mark-to-market” rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

        Gain or loss realized by a Fund from a closing transaction with respect to options written by the Fund (including premiums from expired call options written by a Fund), or gain from the lapse of any such option, will be treated as short-term capital gain or loss.

        Gain or loss realized by a Fund from certain options purchased by the Fund, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether a Fund held a particular option for more than one year.

        Code Section 1259 requires the recognition of gain where the Fund makes a constructive sale of an “appreciated financial position” (for example, stock). The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other transactions.

        Code Section 1092, which applies to certain “straddles,” may affect the taxation of each Fund’s sale of securities and transactions in swaps, options, futures contracts and forward foreign exchange contracts. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in swaps, options, futures and forward foreign exchange contracts. The straddle rules may also apply to replace some amount of long-term capital gain realized by a Fund with short-term capital gain taxable as ordinary income when distributed to shareholders. In addition, a Fund will be required to capitalize (rather than deduct) interest and carrying charges allocable to the straddle positions. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

Special Rules for Certain Foreign Currency Transactions

        Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments and from certain forward and futures contracts, options or swaps will be treated as ordinary income or loss under Code Section 988. In certain circumstances, a Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Ordinary income and capital gain dividends may also be subject to state and local taxes.

        Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

        Shareholders of each Fund are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes with respect to their Fund. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

65

PERFORMANCE DATA

        From time to time a Fund may include its average annual total return and other total return data, and if applicable, yield in advertisements or information furnished to present or prospective shareholders. Total return is based on a Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C, Class I and Class R shares of each Fund in accordance with a formula specified by the Commission.

        Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class I shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares but does not take into account taxes payable on dividends or on redemption.

        Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class I shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. The taxes due on dividends are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend is specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

        Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, if any, in the case of Class A and Class I shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest applicable individual marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character (including eligibility for the reduced tax rate applicable to qualified dividend income) of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, including foreign credits, are taken into account according to Federal law.

        Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data

66

calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

        Set forth below is total return information, before and after taxes, for the Class A, Class B, Class C, Class I and Class R shares of each Fund for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment. Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.

Merrill Lynch Strategy Growth and Income Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R Shares
Average Annual Total Return (including maximum applicable sales charges)
One Year Ended December 31, 2004	2.26%	3.14%	6.22%	2.66%	8.02%
June 2, 2000 (commencement of
operations) to December 31, 2004	-0.49%	-0.49%	-0.10%	-0.26%	0.62%*

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)
One Year Ended December 31, 2004	1.81%	2.95%	6.05%	2.11%	7.69%
June 2, 2000 (commencement of
operations) to December 31, 2004	-1.25%	-1.00%	-0.60%	-1.11%	-0.19	%*

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charges)
One Year Ended December 31, 2004	1.47%	2.04%	4.04%	1.72%	5.21%
June 2, 2000 (commencement of
operations) to December 31, 2004	-0.89%	-0.74%	-0.40%	-0.76%	0.01	%*

Merrill Lynch Strategy Long-Term Growth Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R Shares
Average Annual Total Return (including maximum applicable sales charges)
One Year Ended December 31, 2004	4.15%	5.19%	8.09%	4.40%	10.19%
June 2, 2000 (commencement of
operations) to December 31, 2004	-2.22%	-2.24%	-1.83%	-1.99%	-1.05%*

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)
One Year Ended December 31, 2004	3.76%	5.07%	7.97%	3.92%	9.68%
June 2, 2000 (commencement of
operations) to December 31, 2004	-2.59%	-2.32%	-1.93%	-2.44%	-1.51	%*

	Average Annual Total Return After Taxes on Dividends and Redemptions (including maximum applicable sales charges)
One Year Ended December 31, 2004	2.69%	3.37%	5.26%	2.85%	6.62%
June 2, 2000 (commencement of
operations) to December 31, 2004	-2.11%	-1.94%	-1.61%	-1.96%	-1.18	%*

67

Merrill Lynch Strategy All-Equity Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R Shares
Average Annual Total Return (including maximum applicable sales charges)
Fiscal Year Ended December 31, 2004	5.07%	6.07%	8.93%	5.33%	10.96%
June 2, 2000 (commencement of
operations) to December 31, 2004	-4.36%	-4.38%	-3.99%	-4.12%	-3.22%*

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)
One Year Ended December 31, 2004	5.05%	6.07%	8.93%	5.23%	10.94%
June 2, 2000 (commencement of
operations) to December 31, 2004	-4.36%	-4.38%	-3.99%	-4.14%	-3.22	%*

	Average Annual Total Return After Taxes on Dividends and Redemptions (including maximum applicable sales charges)
One Year Ended December 31, 2004	3.30%	3.94%	5.81%	3.46%	7.13%
June 2, 2000 (commencement of
operations) to December 31, 2004	-3.66%	-3.68%	-3.35%	-3.47%	-2.71	%*

*	The returns for Class R shares prior to October 10, 2003 are based upon performance of the Fund’s Class I shares, which commenced operation on June 2, 2000. The returns for Class R shares, however, reflect the management, distribution and service (12b-1) fees applicable to Class R shares.

        Total return figures are based on each Fund’s historical performance and are not intended to indicate future performance. A Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

        In order to reflect the reduced sales charges in the case of Class A or Class I shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

        On occasion, a Fund may compare its performance to various indices, including the S&P 500, the S&P 400, the Fund’s applicable Russell 1000 Index, the Russell 2000 Index, the EAFE Index or other published indices, or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), other competing universes, Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine and CDA Investment Technology, Inc. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historical performance of the Fund and the index such as standard deviation and beta. In addition, from time to time, a Fund may include its Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature.

        A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investment. As with any other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

68

PROXY VOTING POLICIES AND PROCEDURES

        The Corporation’s Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to each Fund’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

        In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Investment Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser’s Legal department appointed by the Investment Adviser’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

        The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

        To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

        The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain

69

circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

        From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser, including investment companies for which the Investment Adviser provides investment advisory, administrative and/or other services, (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

        In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

        In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

        The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.
•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

70

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.
•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.
•	Routine proposals related to requests regarding the formalities of corporate meetings.
•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.
•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

        Information about how a Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge (1) at www.mutualfunds.ml.com and (2) on the Commission’s web site at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

        The Corporation is a Maryland corporation incorporated on August 17, 1999. On February 28, 2000, the Corporation changed its name from Mercury Life Strategy Series Fund, Inc. to Mercury QA Strategy Series, Inc. In addition, on March 22, 2002, the Corporation changed its name from Mercury QA Strategy Series, Inc. to Merrill Lynch Strategy Series, Inc. and each of its three Funds, Mercury QA Strategy Growth and Income Fund, Mercury QA Strategy Long-Term Growth Fund and Mercury QA Strategy All-Equity Fund changed its name to Merrill Lynch Strategy Growth and Income Fund, Merrill Lynch Strategy Long-Term Growth Fund and Merrill Lynch All-Equity Fund, respectively. The Corporation has an authorized capital of 2,500,000,000 shares of Common Stock, par value $.0001 per share, of which it is authorized to issue approximately 166,666,667 shares each of Class A, Class B, Class C, Class I and Class R shares for each of the three Funds.

        Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders, except that shareholders of the class bearing distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution expenditures (except that Class B shareholders may vote on any material changes to expenses charged under the Class A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the Directors of the Corporation, in which event the holders of the remaining shares would be unable to elect any person as a Director.

        The Corporation does not intend to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection

71

of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Funds’ Prospectus. No stock certificates will be issued for shares of a Fund. Each share of Class A, of Class B, Class C, Class I and Class R Common Stock is entitled to participate equally in dividends and distributions declared by a Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

        The by-laws of the Corporation require that a special meeting of shareholders be held upon the written request of a minimum percentage of the outstanding shares of a Fund entitled to vote at such meeting, if they comply with applicable Maryland law.

Independent Registered Public Accounting Firm

        Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, has been selected as the independent registered public accounting firm of the Corporation. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Accounting Services Provider

        State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services to the Funds.

Custodian

        The JP Morgan Chase Bank, 4 Chase MetroTech, 18th Floor, Brooklyn, New York 11245, acts as the custodian of each Fund’s assets. Under its contract with the Corporation, the custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

        Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of ML & Co., acts as each Fund’s Transfer Agent pursuant to the Transfer Agency Agreement. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel

        Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, is counsel for the Corporation.

Reports to Shareholders

        The Corporation sends to its shareholders at least semi-annually reports showing the Funds’ portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

        Shareholder inquiries may be addressed to the Corporation at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

        The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

72

        To the knowledge of the Corporation, the following persons or entities owned beneficially or of record 5% or more of a class of each Fund’s shares as of April 1, 2005:

Merrill Lynch Strategy Growth and Income Fund

Name	Address	Percentage and Class
Merrill Lynch Trust Company*	800 Scudders Mill Road	66.75% of Class I
Trustee FBO Coca Cola	Plainsboro, NJ 08536
Stock Fund- Unitized Account

Merrill Lynch Trust Company*	800 Scudders Mill Road	18.71% of Class I
TTEE FBO Merrill Lynch	Plainsboro, NJ 08536

Merrill Lynch Trust Company*	800 Scudders Mill Road	10.17% of Class A
Helen R McShane IRA	Plainsboro, NJ 08536
FBO Helen R McShane

Frontier Trust Company FSB TTE*	800 Scudders Mill Road	8.79% of Class A
FBO Energy Steel Products Inc	Plainsboro, NJ 08536

Bill G Mitchell IRRA	800 Scudders Mill Road	5.91% of Class A
FBO Bill G Mitchell	Plainsboro, NJ 08536

Davis Brothers Publishing	800 Scudders Mill Road	5.62% of Class A
Co Inc PSP	Plainsboro, NJ 08536

Blue Ridge Fish Hatcher, Inc	800 Scudders Mill Road	69.20% of Class R
401(k) and Profit Sharing Plan	Plainsboro, NJ 08536

Air Tool Service Co., 401k	800 Scudders Mill Road	22.07% of Class R
Profit Sharing Plan	Plainsboro, NJ 08536

Frontier Trust Company, FSB *	800 Scudders Mill Road	8.58% of Class R
TTEE FBO Richard F Kline Inc	Plainsboro, NJ 08536

*	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

Merrill Lynch Strategy Long-Term Growth Fund

Name	Address	Percentage and Class
Merrill Lynch Trust Company*	800 Scudders Mill Road	84.99% of Class I
Trustee FBO Coca Cola	Plainsboro, NJ 08536
Stock Fund-Unitized Account

Merrill Lynch Trust Company*	800 Scudders Mill Road	7.54% of Class I
Trustee FBO Merrill Lynch	Plainsboro, NJ 08536

MacQuarie Holdings (USA) Inc.	800 Scudders Mill Road	5.74% of Class C
Key Employee Share Option Plan	Plainsboro, NJ 08536

Priscella Franklin McCoy TTEE	800 Scudders Mill Road	12.75% of Class A
By Revocable Trust	Plainsboro, NJ 08536

Todd R Sturrus and	800 Scudders Mill Road	6.85% of Class A
Jane E Sturrus JTWROS	Plainsboro, NJ 08536

William F Sturrrus IRRA	800 Scudders Mill Road	6.19% of Class A
FBO William F Sturrus	Plainsboro, NJ 08536

Troy Halverson IRRA	800 Scudders Mill Road	6.01% of Class A
FBO Troy Halverson	Plainsboro, NJ 08536

Merrill Lynch Trust Company*	800 Scudders Mill Road	5.29% of Class A
Trustee FBO Terre Haute	Plainsboro, NJ 08536
Medical Laboratory

*	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

73

Merrill Lynch Strategy All-Equity Fund

Name	Address	Percentage and Class
Merrill Lynch Trust Company*	800 Scudders Mill Road	65.98% of Class I
Trustee FBO Coca Cola	Plainsboro, NJ 08536
Stock Fund-Unitized Account

Merrill Lynch Trust Company*	800 Scudders Mill Road	12.39% of Class I
TTEE FBO Merrill Lynch	Plainsboro, NJ 08536

Merrill Lynch Trust Company*	800 Scudders Mill Road	17.22% of Class A
Trustee FBO Heitman Employees	Plainsboro, NJ 08536
Advantage Retirement Trust

Frontier Trust Company*	800 Scudders Mill Road	99.41% of Class R
FSB Trustee	Plainsboro, NJ 08536
FBO Asereth Medical Services Inc

*	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

FINANCIAL STATEMENTS

        Each Fund’s audited financial statements, including the independent registered public accounting firm’s report, are incorporated in this Statement of Additional Information by reference to the Corporation’s 2004 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

74

APPENDIX A

Description of Bond Ratings

Description of Moody’s Investors Service, Inc.‘s (“Moody’s”) Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

A-1

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

        Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

        A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

        The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        The issue credit ratings are based, in varying degrees, on the following considerations:

        I.        Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

        II.        Nature of and provisions of the obligation;

        III.        Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

A-2

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C	An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

        N.R.        This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

        Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

        A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for tsign (+). This indicates that the obligor’s capacity to meet its financial commitmenthe lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

        A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

        A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

—Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

A-4

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

        Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

        The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

        Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

        Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

        Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

        Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory-credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

Description of Fitch’s Speculative Grade Bond Ratings

        Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or

A-5

liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

        Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time. C Bonds are in imminent default in payment of interest or principal.

D DD DDD	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery

        Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short term Ratings

        Fitch’s short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

        The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

        Fitch short term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

NR	Indicates that Fitch does not rate the specific issue.

A-6

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

        Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

A-7

Part C. OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number
1	(a)	—	Articles of Incorporation of Registrant.(1)
	(b)	—	Articles of Amendment to Articles of Incorporation of Registrant.(4)
	(c)	—	Articles of Amendment to Articles of Incorporation of Registrant.(9)
	(d)	—	Articles of Amendment to Articles of Incorporation of Registrant.(14)
	(e)	—	Articles Supplementary Increasing the Authorized Capital Stock of the Corporation and Creating an Additional Class of Common Stock, dated September 18, 2003.(16)
2		—	By-Laws of Registrant.(1)
3		—	Instrument Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 above.
4		—	Form of Management Agreement between Registrant and Fund Asset Management, L.P.(4)
5		—	Form of Amended and Restated Distribution Agreement between Registrant and FAM Distributors, Inc.(8)
6		—	None.
7		—	Form of Custodian Agreement between Registrant and JP Morgan Chase Bank.(9)
8	(a)	—	Form of Administration Agreement between Registrant and Mercury Asset Management US, a division of Fund Asset Management, L.P.(4)
	(b)(1)	—	Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and Financial Data Services, Inc.(14)
	(c)	—	License Agreement relating to Use of Name among Mercury Asset Management International Ltd., Mercury Asset Management Group Ltd. and Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.(2)
	(d)	—	Form of License Agreement relating to Use of Name between Fund Asset Management, L.P. and Registrant.(4)
	(e)(1)	—	Amended and Restated Credit Agreement between Registrant and a syndicate of banks.(3)
	(e)(2)	—	Form of Second Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(10)
	(e)(3)	—	Form of Third Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(11)
	(e)(4)	—	Form of Fourth Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(15)
	(e)(5)	—	Form of Fifth Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(19)
	(f)	—	Form of Administrative Services Agreement between Registrant and State Street Bank and Trust Company.(6)
	(g)	—	Securities Lending Agency Agreement between the Registrant and QA Advisers LLC (now MLIM LLC), dated August 10, 2001.(18)
9		—	Opinion and consent of Shearman & Sterling LLP, counsel for Registrant.(16)
10	(a)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Registrant.*
	(b)	—	Consent of Shearman & Sterling LLP, counsel for the Registrant.*
11		—	None.

C-1

12		—	Form of Certificate of Fund Asset Management, L.P.(5)
13	(a)	—	Amended and Restated Class A Distribution Plan.(12)
	(b)	—	Form of Class B Shares Distribution Plan.(8)
	(c)	—	Form of Class C Shares Distribution Plan.(8)
14		—	Revised Merrill Lynch Select Pricing System Plan pursuant to Rule 18f-3.(13)
15		—	Code of Ethics.(7)
16		—	Power of Attorney.(17)

*	Filed herewith.
(1)	Incorporated by reference to identically numbered exhibit to Registrant’s initial Registration Statement on Form N-1A (File Nos. 333-88849 and 811-09617).
(2)	Incorporated by reference to Exhibit No. 8(c) to Pre-Effective Amendment No. 1 of Mercury
Pan-European Growth Fund of Mercury Asset Management Funds, Inc.’s Registration Statement on Form N-lA (File Nos. 333-56205 and 811-08797).
(3)	Incorporated by reference to Exhibit B to the Issuer Tender Offer on Form TO under the Securities Exchange Act of 1934 of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973).
(4)	Incorporated by reference to identically numbered exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-lA (File Nos. 333-88849 and 811-09617).
(5)	Incorporated by reference to identically numbered exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-lA (File Nos. 333-88849 and 811-09617).
(6)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Merrill Lynch Growth Fund (File Nos. 33-10794 and 811-4934) filed on February 16, 2001.
(7)	Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund, Inc. (File No. 333-110936) filed on January 22, 2004.
(8)	Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-88849 and 811-09617) filed on April 27, 2001.
(9)	Filed on March 28, 2002 as an exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933 as amended (File No. 333-88849) (the “Registration Statement”).
(10)	Incorporated by reference to Exhibit (b)(2) of the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 811-5870), filed on December 14, 2001.
(11)	Incorporated by reference to Exhibit (b)(3) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 13, 2002.
(12)	Incorporated by reference to Exhibit 13(a) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Merrill Lynch Pacific Fund, Inc. (File No. 2-56978), filed on April 17, 2003.
(13)	Incorporated by reference to Exhibit 14 to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Merrill Lynch Pacific Fund, Inc. (File No. 2-56978), filed on April 17, 2003.
(14)	Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on January 14, 2005.

C-2

(15)	Incorporated by reference to Exhibit 8(c)(4) to Post-Effective Amendment No. 8 to Merrill Lynch Global Growth Fund’s Registration Statement on Form N-1A filed on December 4, 2003 (File No. 333-32899).
(16)	Filed on September 29, 2003 as an Exhibit to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A.
(17)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Merrill Lynch U.S. Treasury Money Fund (File No. 33-37537), filed on March 24, 2005.
(18)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No.5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No.333-48929), filed on July 24, 2002.
(19)	Incorporated by reference to Exhibit 8(c)(5) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-78702), filed on January 14, 2005.

Item 24. Persons Controlled By or Under Common Control with Registrant.

The Registrant owns 10.03% of Master Mid Cap Index Series of Quantitative Master Series Trust, a Delaware statutory trust. The Registrant does not control and is not under common control with any other person.

Item 25. Indemnification.

Reference is made to Article V of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Amended and Restated Distribution Agreement.

Article V of the Registrant’s Articles of Incorporation provides that each acting and former director and officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the Maryland General Corporation Law, subject to the requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination by special legal counsel in a written opinion or the vote of a quorum of the directors who are neither “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the proceeding (“non-party independent directors”), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

C-3

Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the Maryland General Corporation Law without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met:

(a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Section 2-418 of the Maryland General Corporation Law also empowers the Registrant to purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the Maryland General Corporation Law, from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

In Section 9 of the Amended and Restated Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify and hold harmless the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

C-4

Item 26. Business and Other Connections of Investment Adviser.

Fund Asset Management, L.P. (“FAM” or the “Investment Adviser”) acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Investment Adviser, acts as investment adviser for a number of affiliated open-end and closed-end registered investment companies and also acts as sub-adviser to certain other portfolios.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of FAM indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for at least the last two fiscal years for his or her own account or in the capacity of director, officer, employer, partner or trustee. In addition, Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM, MLIM or their affiliates, and Mr. Doll is an officer and/or Board member of all or substantially all of such companies.

C-5

Name	Positions with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Donald C. Burke	First Vice President and Treasurer	First Vice President and Treasurer of MLIM; Senior Vice President, Director and Treasurer of Princeton Services; Vice President of FAMD

Robert C. Doll, Jr.	President	President of MLIM/FAM-advised funds; President of MLIM since 2001; Co-Head (America’s Region) thereof from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; President and Director of Princeton Services since 2001; First Vice President and General Counsel of MLIM; Senior Vice President, General Counsel and Director of Princeton Services, Inc; President and Director of FAMD

Andrew J. Donohue	Senior Vice President and General Counsel	First Vice President and General Counsel of MLIM; General Counsel, Director and Senior Vice President of Princeton Services; President and Director of FAMD

Alice A. Pellegrino	Secretary	Secretary of MLIM; Secretary of FAMD; Secretary of Princeton Services

C-6

Item 27. Principal Underwriters.

    FAMD acts as the principal underwriter for the Registrant and for each of the following open-end registered investment companies: Financial Institutions Series Trust, Mercury Basic Value Fund, Inc., Mercury Funds II, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Equity Dividend Fund, Merrill Lynch EuroFund, Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Inflation Protected Fund, Merrill Lynch International Fund of Mercury Funds, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Principal Protected Trust, Merrill Lynch Ready Assets Trust, Merrill Lynch Real Investment Fund, Merrill Lynch Retirement Series Trust, FAM Series Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch Value Opportunities Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., FAM Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and The Asset Program, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

(b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081.

Name	(2) Position(s) and Office(s) with FAMD	(3) Position(s) and Office(s) with Registrant
Andrew J. Donohue	President and Director	None
Michael G. Clark	Director	None
Thomas J. Verage	Director	None
John Fosina	Treasurer	None
Daniel Dart	Director	None
Jerry W. Miller	Director	None
Donald C. Burke	Vice President	Vice President and Treasurer
Alice A. Pellegrino	Secretary	Secretary

(c) Not applicable.

C-7

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act, and the rules thereunder are maintained at the offices of:

(1) the registrant, Merrill Lynch Strategy Series, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536;

(2) the transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484;

(3) the custodian, J.P. Morgan Chase Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245;

(4) the investment adviser, Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Item 29. Management Services.

Other than as set forth under the caption “Management of the Funds — Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.
C-8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 26th day of April, 2005.

MERRILL LYNCH STRATEGY SERIES, INC.
(Registrant)

By: /s/ DONALD C. BURKE

(Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
ROBERT C. DOLL,* JR. (Robert C. Doll, Jr.)	President (Principal Executive Officer) and Director

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

DONALD W. BURTON* (Donald W. Burton)	Director

JOHN F. O'BRIEN* (John F. O'Brien)	Director

LAURIE SIMON HODRICK* (Laurie Simon Hodrick)	Director

DAVID H. WALSH* (David H. Walsh)	Director

FRED G. WEISS* (Fred G. Weiss)	Director

*	This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney In-Fact.
*By:	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-In-Fact)	April 26, 2005

C-9

EXHIBIT INDEX

Exhibits		Description
10	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Registrant.